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          GT Global

          Allocator




          A VARIABLE ANNUITY ISSUED

          BY GENERAL AMERICAN LIFE

          INSURANCE COMPANY









          ANNUAL REPORT

          DECEMBER 31, 1997

TABLE
OF CONTENTS

Reports on the
Funds................          1

Report of
Independent
Accountants..........         F1

Funds'
Financial
Statements...........         F2

Portfolio  holdings and views of
the Funds' managers described in
this annual report are as of the
date  of   the  report,   unless
otherwise noted, and are subject
to change.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Understanding the
Performance Tables
The GT Global Allocator variable annuity issued by General American
Life Insurance
Company offers 14 Variable Divisions within the annuity's Separate
Accounts Twenty-
Eight and Twenty-Nine to which contract owners may allocate premiums.
The performance data shown in the upper left hand corner of each report are for the GT
Global Variable Divisions and their corresponding GT Global Variable
Funds, which are
the underlying investment vehicles for the Divisions. No annuity contract owner can invest directly in the GT Global Variable Funds.
Division performance reflects the corresponding Fund performance, less the separate account annual charges of 1.4% (mortality and expense risk charge).
Division
performance is shown both with and without surrender charges. Maximum surrender charges are 6% in the first year, decreasing one percentage point annually thereafter for each premium. Fund performance assumes all Fund expenses but not the charges and expenses of the annuity or separate account described above. None of the performance returns reflect the $30 administration fee for annuity contracts less than $20,000.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate; therefore, an investor's units, when surrendered, may be worth more or less than their original cost. From time to time, the investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower.
Waivers and/or reimbursements are subject to change.
Fund holdings and geographic allocations will change as market conditions change.
GT Global, Inc., Distributor and Principal Underwriter.
Policy Form #10079

GT GLOBAL
VARIABLE STRATEGIC INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            5.67%             -0.33%
Life of Fund                      9.20%              8.91%
Fund Performance
Average Annualized
1 Year                            7.14%
Life of Fund                     10.74%

PERFORMANCE

In a generally volatile environment, over the 12 months ended December 31, 1997, the Fund returned a total of 7.14%. During the same time frame, total return for the J.P. Morgan Global Government Bond Index(1) was 1.40%; 16.15% for the J.P. Morgan Emerging Markets Bond Index (EMBI) (Brady).(2)

Relative to the emerging market bond indices, the Fund underperformed as a result of holdings in core market debt. On the other hand, the Fund benefited significantly from its holdings in Bulgaria and Russia. Outperformance relative to the J.P. Morgan Global Government Bond Index was due to the Fund's underweighting in the core European markets of France, Belgium and the Netherlands -- several of the poorer performing European markets. The Fund held virtually no investments in Japan, which also was of benefit.

MARKET REVIEW

Overall, the period was characterized by extreme sentiment swings between bearish and bullish expectations of future inflation in G-3 economies (the U.S., Germany and Japan). In the first half of the year, above-trend economic activity in the U.S. and economic recovery in Japan and Europe led investors to believe future inflation would move higher. As capacity constraints tightened, a large inflation risk premium was attached to long-term bond yields. Because of the uncertainty, yields in the U.S., Germany and Japan were volatile for the first half of the year. However, in the second half, declining inflation and Japanese economic activity led to sharp falls in yields and rising prices for developed market bonds.

Another major theme dominating global developed bond markets was Europe's determined march towards monetary union and a single currency. It became increasingly evident that all expedient efforts would be made by European policymakers to meet the qualifying Maastricht benchmarks. This led to a sharp decline in peripheral European bond yields, with yields converging toward German bond lows.

The sharp appreciation of the U.S. dollar against our major trading partners' currencies was also significant -- the dollar rose nearly 17% against the deutschemark. Supporting this rally was the large economic growth differential between the U.S. and other developed economies, and relatively higher U.S. interest rates. ASEAN (Association of Southeast Asian Nations) currency devaluations in the wake of collapsing, highly levered banking systems and non-fundable rising current account deficits enhanced the dollar's allure.

In Latin America, Mexico has come a long way since devaluing its currency in December 1994, and is now regarded as a relatively safe haven. It has achieved this status in part by maintaining only a small current account deficit and a free-floating exchange rate. These qualities enabled Mexico to enjoy by far the tightest spreads in Latin American markets over the last several months, although spreads widened in late October.

OUTLOOK

Our outlook over the next 12 months continues to be positive; we expect both growth and inflation to be lower. The ASEAN economic crisis, and its impact on both Japan and the U.S., is a significant contributor to our expectations of a global economic slowdown.

In emerging debt markets, we believe fundamentals are still good, and would not be surprised to see credit upgrades bestowed upon several of these debt markets. Over the shorter term, given continuing market instabilities we plan to minimize our investments in countries with large balance of payment imbalances or onerous debt amortization schedules.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GT GLOBAL VARIABLE STRATEGIC INCOME     JPM GLOBAL GOVERNMENT BOND      JP MORGAN EMBI (BRADY)
2/10/93                               $ 10,000.0                       $ 10,000.0                 $ 10,000.0
2/28/93                               $ 10,008.0                       $ 10,209.0                 $ 10,118.0
3/31/93                               $ 10,078.0                       $ 10,366.0                 $ 10,646.0
4/30/93                               $ 10,082.0                       $ 10,555.0                 $ 10,860.0
5/31/93                               $ 10,143.0                       $ 10,622.0                 $ 11,229.0
6/30/93                               $ 10,521.0                       $ 10,630.0                 $ 11,622.0
7/31/93                               $ 10,871.0                       $ 10,635.0                 $ 12,106.0
8/31/93                               $ 11,459.0                       $ 10,950.0                 $ 12,349.0
9/30/93                               $ 11,502.0                       $ 11,065.0                 $ 12,511.0
10/31/93                              $ 12,168.0                       $ 11,060.0                 $ 13,565.0
11/30/93                              $ 11,986.0                       $ 10,979.0                 $ 13,429.0
12/31/93                              $ 12,755.0                       $ 11,092.0                 $ 14,249.0
1/31/94                               $ 12,842.0                       $ 11,196.0                 $ 14,288.0
2/28/94                               $ 11,553.0                       $ 11,073.0                 $ 13,099.0
3/31/94                               $ 10,506.0                       $ 11,022.0                 $ 11,601.0
4/30/94                               $ 10,396.0                       $ 11,014.0                 $ 11,606.0
5/31/94                               $ 10,569.0                       $ 10,923.0                 $ 12,408.0
6/30/94                               $ 10,447.0                       $ 11,052.0                 $ 11,409.0
7/31/94                               $ 10,482.0                       $ 11,156.0                 $ 11,689.0
8/31/94                               $ 10,856.0                       $ 11,127.0                 $ 12,524.0
9/30/94                               $ 11,053.0                       $ 11,183.0                 $ 12,647.0
10/31/94                              $ 10,975.0                       $ 11,350.0                 $ 12,289.0
11/30/94                              $ 10,878.0                       $ 11,207.0                 $ 12,414.0
12/31/94                              $ 10,575.0                       $ 11,233.0                 $ 11,588.0
1/31/95                               $ 10,487.0                       $ 11,461.0                 $ 11,187.0
2/28/95                               $ 10,438.0                       $ 11,756.0                 $ 10,604.0
3/31/95                               $ 10,579.0                       $ 12,354.0                 $ 10,304.0
4/30/95                               $ 11,130.0                       $ 12,551.0                 $ 11,411.0
5/31/95                               $ 11,584.0                       $ 12,901.0                 $ 12,416.0
6/30/95                               $ 11,615.0                       $ 12,982.0                 $ 12,657.0
7/31/95                               $ 11,614.0                       $ 13,043.0                 $ 12,666.0
8/31/95                               $ 11,614.0                       $ 12,681.0                 $ 12,965.0
9/30/95                               $ 11,884.0                       $ 12,966.0                 $ 13,411.0
10/31/95                              $ 11,946.0                       $ 13,093.0                 $ 13,274.0
11/30/95                              $ 12,233.0                       $ 13,239.0                 $ 13,738.0
12/31/95                              $ 12,637.0                       $ 13,403.0                 $ 14,779.0
1/31/96                               $ 13,170.0                       $ 13,265.0                 $ 16,081.0
2/29/96                               $ 12,686.0                       $ 13,188.0                 $ 14,951.0
3/31/96                               $ 12,804.0                       $ 13,168.0                 $ 15,334.0
4/30/96                               $ 13,109.0                       $ 13,119.0                 $ 16,106.0
5/31/96                               $ 13,273.0                       $ 13,132.0                 $ 16,306.0
6/30/96                               $ 13,472.0                       $ 13,247.0                 $ 16,758.0
7/31/96                               $ 13,700.0                       $ 13,491.0                 $ 16,885.0
8/31/96                               $ 13,995.0                       $ 13,547.0                 $ 17,433.0
9/30/96                               $ 14,518.0                       $ 13,622.0                 $ 18,522.0
10/31/96                              $ 14,760.0                       $ 13,892.0                 $ 18,570.0
11/30/96                              $ 15,278.0                       $ 14,090.0                 $ 19,610.0
12/31/96                              $ 15,364.0                       $ 13,992.0                 $ 19,828.0
1/31/97                               $ 15,473.0                       $ 13,642.0                 $ 20,544.0
2/28/97                               $ 15,570.0                       $ 13,548.0                 $ 20,913.0
3/31/97                               $ 15,134.0                       $ 13,445.0                 $ 20,097.0
4/30/97                               $ 15,316.0                       $ 13,369.0                 $ 20,779.0
5/31/97                               $ 15,721.0                       $ 13,685.0                 $ 21,614.0
6/30/97                               $ 16,046.0                       $ 13,840.0                 $ 22,117.0
7/31/97                               $ 16,374.0                       $ 13,790.0                 $ 23,183.0
8/31/97                               $ 16,320.0                       $ 13,773.0                 $ 22,955.0
9/30/97                               $ 16,789.0                       $ 14,078.0                 $ 23,723.0
10/31/97                              $ 16,169.0                       $ 14,377.0                 $ 21,170.0
11/30/97                              $ 16,302.0                       $ 14,204.0                 $ 22,692.0
12/31/97                              $ 16,462.0                       $ 14,188.0                 $ 23,031.0

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The J.P. Morgan Global Government Bond Index is a market-value weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

(2) The J.P. Morgan EMBI (Brady) is a market-value weighted average of Brady bonds from ten emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

GT GLOBAL
VARIABLE GLOBAL GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            2.93%             -3.07%
Life of Fund                      3.75%              3.39%
Fund Performance
Average Annualized
1 Year                            4.37%
Life of Fund                      5.19%

PERFORMANCE

Over the 12 months ended December 31, 1997, the Fund returned a total of 4.37%. During the same time frame, total return for the J.P. Morgan Global Government Bond Index(1) was 1.40%.

MARKET REVIEW

World economic growth, which again was predicted to substantially pick up in 1997, for the fourth time this decade, once again, never fully materialized. Although stronger growth was evidenced in the U.S., UK, and Canada, growth remained minimal in most continental European countries and non-existent in Japan.

A continued decline in global inflation was one benefit of weaker growth. We believe the fourth quarter Asian economic crises should extend the fixed income market's gains, if increased competition and a decline in commodity prices further aid declines in global inflation. Weaker growth and events in Asia allowed global fixed income markets to extend their rallies for most of 1997.

Investors bought U.S. bonds in 1997 even in the face of steady economic growth -- nearly 4% for 1997 -- in anticipation of the spread of global deflation, which could ultimately be a drag on growth. As the Federal Reserve did not appear ready to lower interest rates in light of this economic momentum, the spread between 2-year bills and 30-year bonds shrank from 0.60% at the start of the fourth quarter to 0.20% by the end. The U.S. 10-year bond finished the quarter at an historic low of 5.74%.

European bonds were influenced by the same factors that caused the rally in U.S. markets. Additionally, the European bond market was underpinned by countries' progress in fulfilling the strict criteria of the Masstricht Treaty for participation in European Monetary Union.

The dollar finished the year strong due to safe-haven buying out of Asia and Japan. The dollar also performed well relative to European currencies as the threat of European interest rate increases were put on hold because of deflationary effects from the Asian crises.

OUTLOOK

In yet another chapter of the "new economic environment," we believe economic growth will once again be viewed as a positive for financial assets. Financial assets have rallied in the face of strong growth in the past, particularly in the U.S., as commodity prices and nascent labor pressures were never allowed to materialize and threaten inflation. This time, we believe inflationary forces should be kept at bay by deflationary winds from the East -- either from direct competition or, indirectly, by pressure on profits.

We believe stronger growth could improve the fiscal situations in countries that use the opportunity to restructure and pay down debt rather than spend the surplus. A tighter fiscal position could also technically aid the market through smaller product supplies. In this environment, we believe coupon accretions should mitigate any capital losses throughout the first half of 1998.

We believe the dollar should continue to benefit from capital flows into the U.S., a low inflationary environment, and relative higher interest rate differentials that have the potential to even increase. An expanding trade deficit may be a potential problem. However, we feel it is still well contained and should be easily fundable.

We have positioned the portfolio to take advantage of the continuing decline in global inflation. Most of the world's major fixed income markets are trading at historic, nominal yield lows. However, on a valuation basis, bonds continue to look attractive.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME      JP M ORGAN GLOBAL GOVERNMENT BOND
2/10/93                                            $ 10,000                                $ 10,000
2/28/93                                            $ 10,008                                $ 10,209
3/31/93                                             $ 9,935                                $ 10,366
4/30/93                                             $ 9,952                                $ 10,555
5/31/93                                            $ 10,011                                $ 10,622
6/30/93                                            $ 10,239                                $ 10,630
7/31/93                                            $ 10,319                                $ 10,635
8/31/93                                            $ 10,664                                $ 10,950
9/30/93                                            $ 10,642                                $ 11,065
10/31/93                                           $ 10,820                                $ 11,060
11/30/93                                           $ 10,707                                $ 10,979
12/31/93                                           $ 10,925                                $ 11,092
1/31/94                                            $ 11,030                                $ 11,196
2/28/94                                            $ 10,511                                $ 11,073
3/31/94                                            $ 10,228                                $ 11,022
4/30/94                                            $ 10,049                                $ 11,014
5/31/94                                             $ 9,846                                $ 10,923
6/30/94                                            $ 10,023                                $ 11,052
7/31/94                                            $ 10,084                                $ 11,156
8/31/94                                             $ 9,999                                $ 11,127
9/30/94                                            $ 10,034                                $ 11,183
10/31/94                                           $ 10,227                                $ 11,350
11/30/94                                           $ 10,162                                $ 11,207
12/31/94                                            $ 9,975                                $ 11,233
1/31/95                                            $ 10,078                                $ 11,461
2/28/95                                            $ 10,309                                $ 11,756
3/31/95                                            $ 10,626                                $ 12,354
4/30/95                                            $ 10,877                                $ 12,551
5/31/95                                            $ 11,112                                $ 12,901
6/30/95                                            $ 11,076                                $ 12,982
7/31/95                                            $ 11,089                                $ 13,043
8/31/95                                            $ 10,887                                $ 12,681
9/30/95                                            $ 11,067                                $ 12,966
10/31/95                                           $ 11,196                                $ 13,093
11/30/95                                           $ 11,376                                $ 13,239
12/31/95                                           $ 11,556                                $ 13,403
1/31/96                                            $ 11,556                                $ 13,265
2/29/96                                            $ 11,323                                $ 13,188
3/31/96                                            $ 11,293                                $ 13,168
4/30/96                                            $ 11,277                                $ 13,119
5/31/96                                            $ 11,262                                $ 13,132
6/30/96                                            $ 11,371                                $ 13,247
7/31/96                                            $ 11,510                                $ 13,491
8/31/96                                            $ 11,560                                $ 13,547
9/30/96                                            $ 11,713                                $ 13,622
10/31/96                                           $ 12,007                                $ 13,892
11/30/96                                           $ 12,281                                $ 14,090
12/31/96                                           $ 12,269                                $ 13,992
1/31/97                                            $ 12,092                                $ 13,642
2/28/97                                            $ 12,065                                $ 13,548
3/31/97                                            $ 11,968                                $ 13,445
4/30/97                                            $ 11,902                                $ 13,369
5/31/97                                            $ 12,077                                $ 13,685
6/30/97                                            $ 12,242                                $ 13,840
7/31/97                                            $ 12,309                                $ 13,790
8/31/97                                            $ 12,276                                $ 13,773
9/30/97                                            $ 12,635                                $ 14,078
10/31/97                                           $ 12,692                                $ 14,377
11/30/97                                           $ 12,748                                $ 14,204
12/31/97                                           $ 12,805                                $ 14,188

The chart above shows the performance of the Fund since inception compared to the J.P. Morgan Global Government Bond Index for the same time period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The J.P. Morgan Global Government Bond Index is a market-value weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

GT GLOBAL
VARIABLE U.S. GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            6.80%              0.80%
Life of Fund                      3.50%              3.13%
Fund Performance
Average Annualized
1 Year                            8.30%
Life of Fund                      4.95%

PERFORMANCE

The Fund's total return for the 12 months ended December 31, 1997, was 8.30%; total return for the J.P. Morgan U.S. Government Bond Index(1) over the same period was 10.0%.

MARKET REVIEW

The bond market produced excellent returns in 1997. After a 25-basis point increase in the Federal funds rate in March, the market began an upswing in the second quarter that lasted throughout the last three quarters of the year. In addition, interest rates fell after it became clear the benign economic environment in the U.S. would forestall additional interest rate increases by the Fed in 1997.

In total, 1997 produced the lowest rates of inflation in decades, while the economy enjoyed continued steady growth. That combination, along with a stable dollar, beckoned global investors in the fourth quarter. The yield on the long bond closed the year at 5.92%, which was 70 basis points lower than December 1996.

OUTLOOK

We believe the overall environment for fixed income markets should continue to be attractive in 1998. Short-term rates have remained in a narrow range for some time, and the economic environment augurs well for continued stability. We concur with Federal Reserve Chairman Greenspan's recent comments that the Asian crisis has not yet fully impacted U.S. markets. We expect weakness in Asia to moderate economic growth somewhat, but believe its potential negative effect on U.S. profits and growth in 1998 could be counterbalanced by its positive effect on inflation and interest rates.

Additionally, we see reasonable prospects for further declines in interest rates. Inflation is at its lowest level in over 40 years, and productivity is strong -- all positive cost factors we think will support U.S. profitability even as product pricing remains under pressure. This environment (a new one for investors) may necessitate a shift in policy stance by the Fed. As a result, instead of constantly fighting inflation, the Fed must also be concerned with deflation.

Our concerns about Fed tightening have been virtually erased, and potential grows that the Fed may lower interest rates, perhaps by the middle of the year. In keeping with this outlook, the duration of the portfolio has been increased modestly and will be monitored closely while waiting for possible Fed action.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GT GLOBAL VARIABLE US GOVERNMENT SECURITIES     JP MORGAN US GOVERNMENT BOND
2/10/93                                          $ 10,000                           $ 10,000
2/28/93                                          $ 10,008                           $ 10,195
3/31/93                                           $ 9,932                           $ 10,230
4/30/93                                           $ 9,973                           $ 10,314
5/31/93                                           $ 9,977                           $ 10,291
6/30/93                                          $ 10,188                           $ 10,501
7/31/93                                          $ 10,286                           $ 10,551
8/31/93                                          $ 10,933                           $ 10,767
9/30/93                                          $ 10,916                           $ 10,812
10/31/93                                         $ 10,992                           $ 10,847
11/30/93                                         $ 10,656                           $ 10,745
12/31/93                                         $ 10,638                           $ 10,792
1/31/94                                          $ 10,891                           $ 10,928
2/28/94                                          $ 10,444                           $ 10,711
3/31/94                                          $ 10,110                           $ 10,501
4/30/94                                           $ 9,994                           $ 10,420
5/31/94                                           $ 9,963                           $ 10,414
6/30/94                                           $ 9,963                           $ 10,399
7/31/94                                          $ 10,107                           $ 10,569
8/31/94                                          $ 10,125                           $ 10,583
9/30/94                                           $ 9,980                           $ 10,457
10/31/94                                          $ 9,953                           $ 10,451
11/30/94                                          $ 9,925                           $ 10,420
12/31/94                                          $ 9,971                           $ 10,479
1/31/95                                          $ 10,129                           $ 10,661
2/28/95                                          $ 10,296                           $ 10,886
3/31/95                                          $ 10,343                           $ 10,958
4/30/95                                          $ 10,446                           $ 11,092
5/31/95                                          $ 10,805                           $ 11,504
6/30/95                                          $ 10,880                           $ 11,596
7/31/95                                          $ 10,832                           $ 11,564
8/31/95                                          $ 10,947                           $ 11,688
9/30/95                                          $ 11,034                           $ 11,792
10/31/95                                         $ 11,168                           $ 11,958
11/30/95                                         $ 11,304                           $ 12,136
12/31/95                                         $ 11,440                           $ 12,296
1/31/96                                          $ 11,519                           $ 12,381
2/29/96                                          $ 11,313                           $ 12,155
3/31/96                                          $ 11,204                           $ 12,063
4/30/96                                          $ 11,113                           $ 11,997
5/31/96                                          $ 11,090                           $ 11,981
6/30/96                                          $ 11,215                           $ 12,119
7/31/96                                          $ 11,233                           $ 12,149
8/31/96                                          $ 11,240                           $ 12,137
9/30/96                                          $ 11,399                           $ 12,319
10/31/96                                         $ 11,660                           $ 12,568
11/30/96                                         $ 11,851                           $ 12,773
12/31/96                                         $ 11,695                           $ 12,658
1/31/97                                          $ 11,716                           $ 12,681
2/28/97                                          $ 11,715                           $ 12,696
3/31/97                                          $ 11,583                           $ 12,570
4/30/97                                          $ 11,732                           $ 12,751
5/31/97                                          $ 11,828                           $ 12,864
6/30/97                                          $ 11,957                           $ 13,010
7/31/97                                          $ 12,265                           $ 13,392
8/31/97                                          $ 12,152                           $ 13,251
9/30/97                                          $ 12,324                           $ 13,456
10/31/97                                         $ 12,499                           $ 13,700
11/30/97                                         $ 12,544                           $ 13,771
12/31/97                                         $ 12,666                           $ 13,924

The chart above shows the performance of the Fund since inception compared to the JP Morgan US Government Bond Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The J.P. Morgan U.S. Government Bond Index is a market-value weighted index of U.S. Treasury issues with remaining maturities of at least one year. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

GT GLOBAL
VARIABLE LATIN AMERICA FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           12.93%              6.93%
Life of Fund                     10.07%              9.79%
Fund Performance
Average Annualized
1 Year                           14.53%
Life of Fund                     11.62%

PERFORMANCE

After an encouraging start, Latin American markets ended the second six months of 1997 on a disappointing note. October was devastating, as effects of the Asian currency crisis spread throughout the Latin American region. Against this backdrop, the Fund returned a total of 14.53%. The Morgan Stanley Capital International (MSCI) Emerging Markets Latin America Index returned 31.66% and the IFC Investable Latin America Index(1) returned 29.38% over the same period.

As part of our commitment to strengthen Fund performance, we have recently appointed David Manuel as one of the portfolio managers of the Latin America Fund. Mr. Manuel joined us from Abbey Life Investment Services where he spent 10 years, the last three as head of Latin American equities. He holds a Ph.D. from London University and a B.A. from Cambridge University.

While the Fund's underweighting in Chile contributed positively to performance against the IFCI Index, poor stock selection in Brazil and Mexico was primarily responsible for relative underperformance. Additionally, the Fund was underweighted in Brazil over the first nine months of the period, a time when the market was up close to 70% (U.S. dollars) as measured by the IFCI Index. Within Brazil, the Fund was underweighted in state-owned companies, which performed exceptionally well.

Most of the Fund's relative underperformance occurred in the first six months of the period. Some of the evolutionary changes discussed in the semiannual report, such as enhanced risk control guidelines and more disciplined stock selection, began exerting a positive influence toward the end of the annual reporting period.

MARKET REVIEW

The initial trigger of the downturn in emerging equity markets was a devaluation in the Thai currency in early July, which highlighted the instability of its banking sector and many years of excessive spending based on cheap U.S. dollar financings. In the beginning, tremors were contained to Asia. In early October, however, the sudden, sharp decline in the Hong Kong market -- a market previously considered immune to regional malaise -- prompted fears of a global meltdown. Even the U.S. suffered a severe bout of volatility as investors fled to quality and liquidity.

As a result, within the region Brazil experienced the largest correction, although its market ended the year with gains of approximately 26% (U.S. dollars). In Brazil's case, the turmoil in Southeast Asian currency markets intensified concerns about overvaluation of the real, which had been building for some time.

OUTLOOK

Emerging markets have once again come under scrutiny, underscoring the continuing importance of structural reform and political stability. As panic subsides, however, we expect Latin American markets to decouple from events in Asia. A decade of reform has delivered relatively stable growth and improved inflation in many Latin American countries.

Although our expectations are more modest than several months ago, despite the recent downturn, we are forecasting that the region as a whole will turn in its best economic performance for a generation in 1998, with growth on average of around 5.5% and inflation likely to be in the single digits. Meanwhile, reform and privatization remain well entrenched in the region overall. At the extreme, we think the level of foreign investment may take some time to recover as perceptions of risk have been altered and confidence remains fragile.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GT GLOBAL VARIABLE LATIN AMERICA     MSCI EMG LATIN AMERICA    IFCI LATIN AMERICA
2/10/93                              $ 10,000                    $ 10,000              $10,000
2/28/93                              $ 10,008                     $ 9,892               $9,600
3/31/93                               $ 9,983                    $ 10,617              $10,417
4/30/93                              $ 10,017                    $ 10,112              $10,033
5/31/93                              $ 10,167                    $ 10,268              $10,167
6/30/93                              $ 10,017                    $ 10,938              $10,728
7/31/93                              $ 10,358                    $ 11,256              $11,035
8/31/93                              $ 10,875                    $ 12,224              $12,002
9/30/93                              $ 11,192                    $ 12,382              $12,198
10/31/93                             $ 12,000                    $ 12,832              $13,022
11/30/93                             $ 12,767                    $ 13,722              $14,017
12/31/93                             $ 14,733                    $ 15,509              $16,052
1/31/94                              $ 17,058                    $ 17,941              $18,208
2/28/94                              $ 16,658                    $ 17,351              $17,380
3/31/94                              $ 15,708                    $ 16,118              $16,214
4/30/94                              $ 14,075                    $ 14,901              $15,025
5/31/94                              $ 14,285                    $ 15,750              $15,810
6/30/94                              $ 13,731                    $ 14,692              $14,597
7/31/94                              $ 14,779                    $ 15,971              $15,994
8/31/94                              $ 17,766                    $ 18,560              $18,634
9/30/94                              $ 18,688                    $ 19,309              $19,461
10/31/94                             $ 18,395                    $ 18,359              $18,324
11/30/94                             $ 18,395                    $ 17,840              $18,004
12/31/94                             $ 16,080                    $ 14,938              $14,550
1/31/95                              $ 13,765                    $ 13,231              $12,236
2/28/95                              $ 12,070                    $ 11,235              $10,462
3/31/95                              $ 10,820                    $ 10,855              $10,149
4/30/95                              $ 12,498                    $ 12,469              $11,744
5/31/95                              $ 12,339                    $ 12,712              $11,775
6/30/95                              $ 12,630                    $ 12,923              $12,021
7/31/95                              $ 13,102                    $ 13,377              $12,665
8/31/95                              $ 13,190                    $ 13,541              $12,844
9/30/95                              $ 12,817                    $ 13,410              $12,680
10/31/95                             $ 11,658                    $ 12,301              $11,472
11/30/95                             $ 11,736                    $ 12,519              $11,869
12/31/95                             $ 12,198                    $ 12,916              $12,098
1/31/96                              $ 13,377                    $ 14,252              $13,235
2/29/96                              $ 12,758                    $ 13,432              $12,536
3/31/96                              $ 12,994                    $ 13,607              $12,737
4/30/96                              $ 13,740                    $ 14,354              $13,408
5/31/96                              $ 14,084                    $ 14,809              $13,758
6/30/96                              $ 14,112                    $ 15,176              $14,004
7/31/96                              $ 13,496                    $ 14,574              $13,386
8/31/96                              $ 14,031                    $ 14,993              $13,749
9/30/96                              $ 14,455                    $ 15,326              $14,015
10/31/96                             $ 14,455                    $ 15,170              $13,753
11/30/96                             $ 14,607                    $ 15,298              $13,816
12/31/96                             $ 14,940                    $ 15,753              $14,180
1/31/97                              $ 16,101                    $ 17,285              $15,487
2/28/97                              $ 16,767                    $ 18,423              $16,499
3/31/97                              $ 16,282                    $ 18,143              $16,325
4/30/97                              $ 16,404                    $ 19,026              $17,007
5/31/97                              $ 17,332                    $ 20,365              $18,379
6/30/97                              $ 18,493                    $ 22,132              $19,855
7/31/97                              $ 19,472                    $ 23,409              $20,955
8/31/97                              $ 17,353                    $ 21,197              $19,135
9/30/97                              $ 18,927                    $ 23,214              $20,748
10/31/97                             $ 15,546                    $ 18,781              $16,885
11/30/97                             $ 16,141                    $ 19,426              $17,403
12/31/97                             $ 17,110                    $ 20,740              $18,346

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Emerging Markets Latin America and IFC Investable Latin America indices are market value-weighted averages of companies listed in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Both indices are measured in U.S. dollars and include the effect of reinvested dividends. The MSCI Emerging Markets Latin America Index has an aggregate market capitalization of $351.88 billion, and the IFC Investable Latin America Index has an aggregate market capitalization of $298.2 billion. The Fund has changed benchmarks to the IFC Investable Latin America Index because we feel it presents a more accurate reflection of investment opportunities for foreign investors.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE GROWTH & INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           14.61%              8.61%
Life of Fund                     11.04%             10.77%
Fund Performance
Average Annualized
1 Year                           16.22%
Life of Fund                     12.60%

PERFORMANCE

For the 12-month reporting period to December 31, 1997, the Fund's total return was 16.22%. Total return over the same period was 16.23% for the Morgan Stanley Capital International (MSCI) World Index(1) and 1.40% for the J.P. Morgan Global Government Bond Index.(2)

The Fund's equity holdings benefited from being considerably overweighted in financial stocks, which enjoyed a global bull market on the back of a rally in the U.S. long bond. The merger activity we've seen in U.S. financial companies buoyed Fund returns and is also beginning to spill over into the rest of the world. Additionally, the Fund has been underweighted in industrial cyclicals, which lagged the overall market.

MARKET REVIEW

Over 1997, several events were significant. In the U.S., on October 27, the Dow Jones Industrial Average reacted to events in Asia by posting its largest ever one-day fall in points (554.26). By the end of the review period, however, the market had indeed recovered lost ground, to end the year with strong gains.

In Europe, October 13, 1997, will be recorded in the annals as "Merger Monday." Six mergers or takeovers in Europe alone, with an aggregate value of over US$110 billion, were announced that day. All of them represented attempts to build multinational businesses (especially prior to the start of European Monetary Union), and most have the potential to provide substantial cost savings and/or increases in distribution/ pricing power.

Meanwhile, in the UK we believe the granting of complete operational independence to the Bank of England was the single most bullish occurrence. This enabled the Bank of England, no longer concerned with political issues, to embark on an aggressive path of raising interest rates, thereby alleviating current inflationary pressures.

OUTLOOK

We currently expect to remain overweighted in interest rate-sensitive stocks, particularly financial services companies, until we believe U.S. bond yields have bottomed out and prices have peaked. If markets continue to become more expensive, however, we intend to build the Fund's exposure to defensive sectors. We are likely to remain underweighted in capital goods until we feel the inflation expectations cycle has turned. At the moment, the level of inflation continues to surprise people by how low it remains. In this type of environment, we think it premature to own capital goods companies.

Over the next few years, we also think relative returns between equity and bonds are likely to converge and, therefore, expect to see the Fund's bond content gradually rise. We believe our current sizeable holding of U.S. Treasuries potentially could enable the Fund to benefit directly from any further fall in inflation. We anticipate U.S. inflation should remain low. Consequently, it is possible that real yields on U.S. Treasuries could fall to their long-term average of around 3.5%. This suggests nominal yields could fall to around 5% over coming years. The U.S. budget is virtually balanced. In other words, we believe U.S. Treasuries have the potential to provide total returns, including both income and capital appreciation, that will compare favorably with returns from international equities.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GT GLOBAL VARIABLE GROWTH & INCOME     MSCI WORLD     JPM GLOBAL GOVT.
2/10/93                                  $ 10,000       $ 10,000             $10,000
2/28/93                                  $ 10,008       $ 10,102             $10,107
3/31/93                                  $ 10,228       $ 10,689             $10,154
4/30/93                                  $ 10,261       $ 11,187             $10,338
5/31/93                                  $ 10,361       $ 11,447             $10,404
6/30/93                                  $ 10,437       $ 11,352             $10,413
7/31/93                                  $ 10,673       $ 11,588             $10,417
8/31/93                                  $ 11,145       $ 12,121             $10,725
9/30/93                                  $ 11,155       $ 11,899             $10,839
10/31/93                                 $ 11,460       $ 12,229             $10,834
11/30/93                                 $ 11,333       $ 11,539             $10,754
12/31/93                                 $ 11,775       $ 12,106             $10,864
1/31/94                                  $ 12,135       $ 12,906             $10,967
2/28/94                                  $ 11,639       $ 12,741             $10,846
3/31/94                                  $ 11,312       $ 12,194             $10,796
4/30/94                                  $ 11,467       $ 12,573             $10,788
5/31/94                                  $ 11,355       $ 12,608             $10,699
6/30/94                                  $ 11,278       $ 12,575             $10,826
7/31/94                                  $ 11,573       $ 12,816             $10,928
8/31/94                                  $ 11,721       $ 13,204             $10,899
9/30/94                                  $ 11,455       $ 12,860             $10,954
10/31/94                                 $ 11,796       $ 13,228             $11,118
11/30/94                                 $ 11,394       $ 12,656             $10,977
12/31/94                                 $ 11,439       $ 12,781             $11,003
1/31/95                                  $ 11,360       $ 12,592             $11,226
2/28/95                                  $ 11,580       $ 12,778             $11,515
3/31/95                                  $ 11,590       $ 13,396             $12,101
4/30/95                                  $ 11,821       $ 13,866             $12,294
5/31/95                                  $ 12,114       $ 13,987             $12,637
6/30/95                                  $ 12,059       $ 13,986             $12,716
7/31/95                                  $ 12,417       $ 14,688             $12,776
8/31/95                                  $ 12,166       $ 14,363             $12,421
9/30/95                                  $ 12,471       $ 14,785             $12,701
10/31/95                                 $ 12,597       $ 14,555             $12,824
11/30/95                                 $ 12,813       $ 15,063             $12,968
12/31/95                                 $ 13,211       $ 15,506             $13,128
1/31/96                                  $ 13,301       $ 15,789             $12,994
2/29/96                                  $ 13,392       $ 15,888             $12,918
3/31/96                                  $ 13,410       $ 16,156             $12,898
4/30/96                                  $ 13,483       $ 16,538             $12,850
5/31/96                                  $ 13,647       $ 16,556             $12,863
6/30/96                                  $ 13,694       $ 16,642             $12,976
7/31/96                                  $ 13,602       $ 16,057             $13,215
8/31/96                                  $ 13,951       $ 16,245             $13,270
9/30/96                                  $ 14,200       $ 16,884             $13,343
10/31/96                                 $ 14,653       $ 17,005             $13,607
11/30/96                                 $ 15,245       $ 17,961             $13,802
12/31/96                                 $ 15,368       $ 17,676             $13,706
1/31/97                                  $ 15,247       $ 17,892             $13,363
2/28/97                                  $ 15,489       $ 18,101             $13,270
3/31/97                                  $ 15,555       $ 17,746             $13,170
4/30/97                                  $ 15,649       $ 18,329             $13,095
5/31/97                                  $ 16,295       $ 19,464             $13,404
6/30/97                                  $ 16,706       $ 20,438             $13,557
7/31/97                                  $ 17,257       $ 21,382             $13,507
8/31/97                                  $ 16,516       $ 19,955             $13,490
9/30/97                                  $ 17,477       $ 21,042             $13,790
10/31/97                                 $ 17,162       $ 19,938             $14,082
11/30/97                                 $ 17,315       $ 20,294             $13,913
12/31/97                                 $ 17,860       $ 20,544             $13,898

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The MSCI World Index is a market value-weighted average of the performance of 1,560 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far east. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) The J.P. Morgan Global Government Bond Index is a market-value weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE TELECOMMUNICATIONS FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: October 18, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           12.99%              6.99%
Life of Fund                     15.93%             15.63%
Fund Performance
Average Annualized
1 Year                           14.56%
Life of Fund                     17.55%

PERFORMANCE
Over the latter half of the year, consolidation was a major feature in the telecommunications industry where, thanks to merger and acquisition activity, many service stocks, including a number of competitive local exchange carriers (CLECs), enjoyed impressive returns in their share prices. Against this background, the Fund's total return for the 12 months ended December 31, 1997, was 14.56%. Total return over the same investment period was 25.72% for the Morgan Stanley Capital International (MSCI) Telecommunications Index,(1) 16.23% for the MSCI World Index(2) and 28.55% for the Salomon Brothers Global Telecommunications Index.(3)

Relative to the MSCI Telecommunications Index, the Fund primarily underperformed as a result of its exposure to emerging telecommunications companies and technology issues, neither of which are represented in the index. In the fourth quarter of 1997, share prices of telecommunications technology companies were particularly impacted by events in Asia as investors feared a decline in Asian demand for such products.

MARKET REVIEW
The long-awaited beginning of open competition following the U.S. Telecommunications Deregulation Act of 1996 took place during the review period. Toward the end of the year, however, a portion of the Deregulation Act that prevents baby bells from entering long-distance markets in their home states was deemed unfair and unconstitutional. Already, Wall Street seems to have discounted the ruling. Our own view is that time will be required to resolve the issue and, in the meantime, we believe a number of opportunities will present themselves.

Elsewhere, emerging market telecommunications companies were hit particularly hard by currency devaluations in Asia and related events. Because of our year-long relative underweighting in Asian markets within the portfolio, we managed to avoid most of the major problems caused by the fourth-quarter slowdown in the region. However, several of the Fund's most significant emerging market holdings -- Russia and Brazil -- were among several markets we believe were inappropriately and temporarily tarred with the same brush. Recently, however, sentiment in these two markets has begun to turn around.

OUTLOOK
Although the telecommunications industry has weathered some difficult times over the last few years, we see signs of improvement across the industry. We continue to find fundamentals compelling, along with new industry trends that bode well for the future. Deregulation and privatization of government-owned telephone companies, for example, are speeding the breakdown of national monopolies, and telecommunications companies must expand their markets. Corporate customers are going global and want seamless, barrier-free and inexpensive service on a worldwide basis.

Increased equipment spending is also good news, not just for equipment stocks but for the industry as a whole. Since this time last year, overall equipment spending is up nearly 20%, a trend we expect to continue in 1998. Now that deregulation has taken place, U.S. companies are more willing to increase capital expenditures. We estimate that CLECs will increase expenditures by about 55% in 1998, and long-distance carriers by somewhere between 20%-25%. Meanwhile, we forecast that regional bell operating companies will expand capital spending by approximately 9%.

The same dynamics are just beginning in continental Europe, which opened to competition on January 1, 1998. Many European countries are deregulated to a certain degree, especially in data transmission. Wireless communications is somewhat deregulated, but the basic voice market is only starting to see serious competition. Overall, we continue to find Europe an attractive and fairly stable market for investment, with considerably more reasonable valuations than in the U.S. Currently, we intend to continue concentrating on areas of Europe with unusually strong growth prospects.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GT GLOBAL VARIABLE     MSCI            MSCI
             TELECOMMUNICATIONS     WORLD    TELECOMMUNICATIONS
18-Oct-93                $10,000    $10,000              $10,000
31-Oct-93                $10,008    $10,020               $9,995
30-Nov-93                 $9,942     $9,455               $9,469
31-Dec-93                $10,892     $9,919               $9,640
31-Jan-94                $11,358    $10,575              $10,078
28-Feb-94                $11,033    $10,440               $9,421
31-Mar-94                $10,167     $9,991               $9,138
30-Apr-94                $10,402    $10,302               $9,449
31-May-94                $10,485    $10,330               $9,517
30-Jun-94                $10,226    $10,303               $9,485
31-Jul-94                $10,927    $10,501               $9,783
31-Aug-94                $11,662    $10,819              $10,105
30-Sep-94                $11,562    $10,537               $9,830
31-Oct-94                $11,871    $10,838              $10,062
30-Nov-94                $11,370    $10,370               $9,390
31-Dec-94                $11,670    $10,473               $9,382
31-Jan-95                $11,529    $10,317               $9,610
28-Feb-95                $11,337    $10,470               $9,622
31-Mar-95                $11,345    $10,977               $9,829
30-Apr-95                $11,662    $11,361               $9,975
31-May-95                $12,422    $11,461              $10,147
30-Jun-95                $13,422    $11,459              $10,334
31-Jul-95                $14,552    $12,035              $10,600
31-Aug-95                $14,920    $11,769              $10,863
30-Sep-95                $15,399    $12,114              $11,533
31-Oct-95                $14,166    $11,926              $11,420
30-Nov-95                $14,423    $12,342              $11,519
31-Dec-95                $14,432    $12,705              $11,903
31-Jan-96                $14,594    $12,937              $12,136
29-Feb-96                $15,579    $13,018              $12,061
31-Mar-96                $15,476    $13,237              $11,908
30-Apr-96                $17,231    $13,551              $12,317
31-May-96                $18,018    $13,565              $12,215
30-Jun-96                $17,746    $13,636              $12,211
31-Jul-96                $16,208    $13,157              $11,419
31-Aug-96                $16,939    $13,311              $11,503
30-Sep-96                $17,024    $13,834              $11,666
31-Oct-96                $16,255    $13,933              $11,925
30-Nov-96                $17,024    $14,717              $12,603
31-Dec-96                $17,223    $15,083              $13,013
31-Jan-97                $18,524    $15,265              $13,375
28-Feb-97                $17,603    $15,464              $13,541
31-Mar-97                $16,673    $15,012              $13,454
30-Apr-97                $16,844    $15,212              $13,718
31-May-97                $18,363    $16,179              $14,859
30-Jun-97                $19,243    $16,895              $15,534
31-Jul-97                $21,044    $17,232              $15,806
31-Aug-97                $20,031    $16,182              $14,684
30-Sep-97                $21,897    $17,309              $15,669
31-Oct-97                $20,074    $17,088              $14,940
30-Nov-97                $19,603    $18,260              $16,059
31-Dec-97                $19,731    $18,961              $16,729

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Telecommunications Index is a market value-weighted average of the performance of 33 securities listed on 10 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) The MSCI World Index is a market value-weighted average of the performance of 1,560 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(3) The Salomon Brothers Global Telecommunications Index is a market value-weighted average of the performance of 80 securities. It consists of telecommunications companies with total adjusted market capitalizations of US$100 million or more, including those in emerging markets. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE EMERGING MARKETS FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: July 5, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                          -14.95%            -20.05%
Life of Fund                     -0.10%             -0.97%
Fund Performance
Average Annualized
1 Year                          -13.76%
Life of Fund                      1.31%

PERFORMANCE

The one-year period to December 31, 1997 ended on a disappointing note as emerging markets outside Asia fell in sympathy with events in the region. The Fund was not able to avoid the resulting volatility in worldwide emerging stock markets and, against this backdrop, the Fund's total return was -13.76%. Total return for the Morgan Stanley Capital International (MSCI) Emerging Markets Index was -13.45%, while the International Finance Company (IFC) Investable Composite Index(1) returned -14.90% for the same period.

The Fund ended the period slightly outperforming its benchmark, the IFC Index. Toward the end of the current review period, some of the evolutionary changes discussed in the semiannual report -- such as enhanced risk control guidelines and more disciplined stock selection -- began exerting a positive influence, following a major restructuring of the portfolio in June.

MARKET REVIEW

The trigger for the downturn in emerging equity markets was a devaluation in the Thai currency in early July, which highlighted the instability of its banking sector and many years of excessive spending based on cheap U.S. dollar financings. While initially tremors were contained to Asia, in early October the sudden, sharp decline in the Hong Kong market -- previously considered relatively immune to regional malaise -- prompted fears of a global meltdown. Even the U.S. suffered a severe bout of volatility as investors fled to quality and liquidity.

Performance for the emerging markets universe in U.S. dollar terms, however, ranged from about 150% for Russia to -78% for Thailand (based on the IFC Index), reinforcing our focus on top-down asset allocation. Countries characterized by significant current account deficits, budget deficits or political problems generally experienced more volatile share prices.

OUTLOOK

While not without risk, we believe economic reform in many eastern Europe, Middle East and African (EMEA) countries could provide attractive opportunities for investors. In the portfolio, we continue to emphasize EMEA markets we feel are relatively well insulated from instability. In Israel, for example, on the back of positive budgetary news, we currently see potential for interest rates to fall. Meanwhile, potential for a pickup in activity in Germany and other core European economies augurs well for the eastern European region. In Hungary, in particular, we believe valuations are looking more attractive following recent weakness.

As panic subsides, we expect Latin America to decouple from events in Asia. Although our expectations are more modest than several months ago, a decade of reform has delivered relatively stable growth and tame inflation in many Latin American countries. Simultaneously, reform and privatization remain well entrenched. At the extreme, we think funding flows may take some time to recover, as perceptions of risk have been altered and confidence remains fragile.

Meanwhile in Asia, we are not yet convinced that policymakers are willing to endure the pain required to restructure their financial and corporate sectors, and therefore expect further currency weakness, slower growth and higher inflation. Additionally, continued yen weakness will put pressure on Asian export competitiveness. We believe the key to asset allocation in this region is identifying competitive, fundamentally strong and reasonably valued companies. Taiwan is currently the only market where we expect to increase weightings, as we expect fundamentals there to improve with currency weakness. We remain underweighted in financial services generally, especially banks, across the region.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GT GLOBAL VARIABLE EMERGING MARKETS      MSCI EMERGING MARKETS     IFC INVESTABLE COMPOSITE
7/5/94                                    $ 10,000                   $ 10,000                    $ 10,000
7/31/94                                   $ 10,250                   $ 10,552                    $ 10,524
8/31/94                                   $ 10,408                   $ 11,636                    $ 11,669
9/30/94                                   $ 11,358                   $ 11,952                    $ 12,035
10/31/94                                  $ 11,400                   $ 11,661                    $ 11,780
11/30/94                                  $ 10,917                   $ 11,115                    $ 11,276
12/31/94                                  $ 10,012                   $ 10,535                    $ 10,653
1/31/95                                    $ 9,095                    $ 9,381                     $ 9,442
2/28/95                                    $ 8,337                    $ 9,214                     $ 9,324
3/31/95                                    $ 8,135                    $ 9,343                     $ 9,286
4/30/95                                    $ 8,867                    $ 9,535                     $ 9,432
5/31/95                                    $ 9,406                    $ 9,870                     $ 9,789
6/30/95                                    $ 9,398                    $ 9,846                     $ 9,770
7/31/95                                    $ 9,886                    $ 9,995                     $ 9,956
8/31/95                                    $ 9,381                    $ 9,664                     $ 9,568
9/30/95                                    $ 9,356                    $ 9,771                     $ 9,627
10/31/95                                   $ 9,103                    $ 9,446                     $ 9,343
11/30/95                                   $ 8,724                    $ 9,210                     $ 9,077
12/31/95                                   $ 9,257                    $ 9,566                     $ 9,340
1/31/96                                    $ 9,896                   $ 10,001                     $ 9,821
2/29/96                                   $ 10,381                    $ 9,873                     $ 9,759
3/31/96                                   $ 10,857                   $ 10,013                     $ 9,914
4/30/96                                   $ 11,699                   $ 10,730                    $ 10,652
5/31/96                                   $ 11,853                   $ 10,522                    $ 10,447
6/30/96                                   $ 11,614                   $ 10,660                    $ 10,600
7/31/96                                   $ 11,155                    $ 9,937                     $ 9,939
8/31/96                                   $ 11,291                   $ 10,156                    $ 10,160
9/30/96                                   $ 11,487                   $ 10,244                    $ 10,251
10/31/96                                  $ 11,521                    $ 9,954                    $ 10,022
11/30/96                                  $ 12,133                   $ 10,133                    $ 10,166
12/31/96                                  $ 12,133                   $ 10,139                    $ 10,076
1/31/97                                   $ 12,635                   $ 10,800                    $ 10,753
2/28/97                                   $ 13,112                   $ 11,236                    $ 11,242
3/31/97                                   $ 12,984                   $ 10,960                    $ 11,044
4/30/97                                   $ 12,984                   $ 11,038                    $ 11,045
5/31/97                                   $ 13,393                   $ 11,311                    $ 11,227
6/30/97                                   $ 13,899                   $ 11,965                    $ 11,801
7/31/97                                   $ 14,368                   $ 12,183                    $ 11,987
8/31/97                                   $ 12,227                   $ 10,776                    $ 10,689
9/30/97                                   $ 12,535                   $ 10,858                    $ 10,741
10/31/97                                  $ 10,644                    $ 8,985                     $ 9,107
11/30/97                                  $ 10,219                    $ 8,639                     $ 8,589
12/31/97                                  $ 10,464                    $ 8,776                     $ 8,625

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Emerging Markets and IFC Indices are market value-weighted averages of the performance of securities listed on the exchanges of 26 countries. They include the effect of reinvested dividends and are measured in U.S. dollars. The Fund has changed benchmarks to the IFC Investable Composite because we feel it presents a more accurate reflection of investable opportunities available to foreign investors.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE INFRASTRUCTURE FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: January 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            3.55%             -2.45%
Life of Fund                     12.02%             10.91%
Fund Performance
Average Annualized
1 Year                            5.00%
Life of Fund                     13.59%

PERFORMANCE

For the 12 months ended December 31, 1997, the Fund's total return was 5.0%. Over the same period, the Morgan Stanley Capital International (MSCI) World Index(1) returned a total of 16.23%. The index is designed to represent the performance of all markets, however, and does not reflect the Fund's concentration in infrastructure industries.

In North America, continued steady GDP growth, combined with a favorable inflationary environment, provided a supportive economic setting for strong gains in equity markets. Against this backdrop, companies such as Canadian National Railway in Canada and Giant Cement and Caterpillar in the U.S. performed well for the Fund. Similarly, improving economic recovery in Europe fueled strong gains in many markets, with Spanish and Italian utilities among the best performers.

Within the Asian region, investments in Thailand, Malaysia, Indonesia and Korea dropped severely, leading to the Fund's correction during the second half of the year. Most gains in Latin American securities were surrendered, as repercussions from the Asian currency crisis were felt throughout emerging markets, driving many of them down significantly over the final months of the year.

MARKET REVIEW

At the beginning of the year, many emerging market infrastructure opportunities appeared very attractive and constituted a relatively high weighting within the Fund. However, because of the currency crisis in Asia, emerging market countries are expected to slow spending over the short term on infrastructure-related projects. Consequently, we have shifted the Fund's focus more toward developed markets for the time being, specifically Europe and North America.

OUTLOOK

For the foreseeable future we plan to continue emphasizing developed markets as the primary area for new investments. We find Europe, in particular, an attractive market because of what appear to be the early stages of privatization, deregulation and restructuring of the utility industry throughout the continent. We also believe that with little to no exposure to Asia, stable, consistent cash flows, relatively high dividend yields and attractive valuations, the European utility industry is set to perform well in an uncertain global securities market.

Many emerging market investments now appear very attractive relative to their historical valuations. Although volatility is likely to continue to characterize many Latin American stock markets, we believe long-term opportunities in the region justify investment in some of the best-positioned companies during this uncertain period. We will look to expand our Latin American weighting once we feel greater stability has returned to the markets.

On the other hand, we also expect a prolonged period of uncertainty and volatility, and therefore underperformance, for most emerging Asian markets. Although we are seeing some apparently undervalued stocks, we do not expect to materially increase the Fund's exposure to Asia until stability returns, along with signs that infrastructure-related spending is reaccelerating. Hong Kong/China has remained one of the healthiest economies during the regional turmoil and could, in our opinion, present some good investment opportunities as its market is sold off with the rest of Asia.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GT GLOBAL VARIABLE INFRASTRUCTURE   MSCI WORLD
1/31/95                              $ 10,000       $ 10,000
2/28/95                               $ 9,942       $ 10,148
3/31/95                               $ 9,967       $ 10,639
4/30/95                              $ 10,467       $ 11,012
5/31/95                              $ 10,742       $ 11,108
6/30/95                              $ 11,025       $ 11,107
7/31/95                              $ 11,550       $ 11,665
8/31/95                              $ 11,250       $ 11,407
9/30/95                              $ 11,225       $ 11,741
10/31/95                             $ 10,700       $ 11,559
11/30/95                             $ 10,900       $ 11,962
12/31/95                             $ 11,058       $ 12,314
1/31/96                              $ 11,308       $ 12,539
2/29/96                              $ 11,392       $ 12,618
3/31/96                              $ 11,508       $ 12,830
4/30/96                              $ 12,450       $ 13,134
5/31/96                              $ 12,925       $ 13,148
6/30/96                              $ 13,033       $ 13,217
7/31/96                              $ 12,608       $ 12,752
8/31/96                              $ 12,925       $ 12,901
9/30/96                              $ 13,181       $ 13,409
10/31/96                             $ 13,038       $ 13,505
11/30/96                             $ 13,508       $ 14,264
12/31/96                             $ 13,809       $ 14,038
1/31/97                              $ 14,262       $ 14,209
2/28/97                              $ 14,120       $ 14,375
3/31/97                              $ 13,860       $ 14,093
4/30/97                              $ 13,759       $ 14,556
5/31/97                              $ 14,489       $ 15,458
6/30/97                              $ 14,926       $ 16,231
7/31/97                              $ 15,733       $ 16,981
8/31/97                              $ 14,961       $ 15,848
9/30/97                              $ 15,795       $ 16,711
10/31/97                             $ 14,526       $ 15,834
11/30/97                             $ 14,438       $ 16,117
12/31/97                             $ 14,500       $ 16,316

The chart above shows the performance of the Fund since inception compared to the MSCI World Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The MSCI World Index is a market value-weighted average of the performance of 1,560 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE NATURAL RESOURCES FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: January 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           -0.11%             -6.10%
Life of Fund                     22.33%             21.29%
Fund Performance
Average Annualized
1 Year                            1.29%
Life of Fund                     23.97%

PERFORMANCE

Following a strong rise from April to October, the year ended on a particularly disappointing note. For the 12 months through December 31, 1997, total return for the Fund was 1.29%. During the same period, the Morgan Stanley Capital International (MSCI) World Index(1) returned 16.23%. Please bear in mind, however, that because the index is designed to represent the performance of all markets, it does not reflect the Fund's concentration in the natural resources industries.

Based on our disciplined investment criteria, we look for companies growing their reserves and/or earnings quickly -- faster than expectations -- and where analysts are raising their forecasts for earnings and/or reserves. In addition, companies must display strong fundamentals, such as a high return on equity, low debt and high relative strength. We also look for companies undergoing substantial restructuring and/or cost cutting.

Taking this criteria into consideration, the Fund was overweighted in oil service stocks throughout the year. While we continue to find stocks of these companies attractive investments, their share prices plunged in the last several months of the year, having a considerable impact on the Fund's performance.

MARKET REVIEW

Share prices of oil service companies were on a roller coaster ride in 1997. After gaining an average of 40% in October alone, they quickly reversed and dropped as much and more over the last two months of the year. What could evoke such a sudden change in investor sentiment?

Among other reasons, the economic downturn in Asia lowered demand for oil. Simultaneously, demand in the U.S. decreased due to warmer than average temperatures caused by El Nino. Meanwhile, the price of crude oil suffered further blows as a climb in OPEC member quotas appears imminent and Iraq looks set to step up its oil exports. Finally, momentum investors who jumped in for the upward ride -- and typically have little understanding of the industry -- appear partly to blame as they quickly sold off their positions.

OUTLOOK

Despite the recent downturn, we continue to hold oil services companies because we believe their fundamentals have continued to improve. We also feel there are earning expansions ahead, based on increased demand for exploration equipment. Most oil companies plan projects on long-term trends in prices, not on short-term aberrations.

The industry has been going through a substantial recovery after being in recession for 15 years. As oil consumption has again risen considerably over the last few years, we have witnessed a huge increase in demand for equipment, which has maximized capacity utilization of equipment. Yet, despite stretched equipment levels, companies are still well below reinvestment needs, where it is still not economically feasible to build new equipment. In our opinion, it will be a multi-year cycle but, as we've seen, oil service stocks can be very volatile. We believe the volatility, however, has very little to do with the actual fundamentals of these companies. Instead, it is driven primarily by Wall Street, which trades this industry off natural gas prices.

In the energy and production area, our emphasis continues to be on individual holdings. We purchase a company when something very specific is going on such as a new discovery, cost cutting or mispricing.

Outside of oil services and energy and production, most commodity prices are now at depressed levels and, we think, are likely to remain so for the time being. Currently, we hold no gold, commodity chemicals or base metals and very little in forest products or special situations.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GT GLOBAL VARIABLE NATURAL RESOURCES    MSCI WORLD
1/31/95                                  $ 10,000       $ 10,000
2/28/95                                  $ 10,050       $ 10,148
3/31/95                                  $ 10,375       $ 10,639
4/30/95                                  $ 10,683       $ 11,012
5/31/95                                  $ 10,750       $ 11,108
6/30/95                                  $ 11,067       $ 11,107
7/31/95                                  $ 11,867       $ 11,665
8/31/95                                  $ 11,717       $ 11,407
9/30/95                                  $ 11,650       $ 11,741
10/31/95                                 $ 11,358       $ 11,559
11/30/95                                 $ 11,767       $ 11,962
12/31/95                                 $ 12,220       $ 12,314
1/31/96                                  $ 12,643       $ 12,539
2/29/96                                  $ 13,532       $ 12,618
3/31/96                                  $ 14,280       $ 12,830
4/30/96                                  $ 15,574       $ 13,134
5/31/96                                  $ 16,208       $ 13,148
6/30/96                                  $ 15,407       $ 13,217
7/31/96                                  $ 14,976       $ 12,752
8/31/96                                  $ 16,252       $ 12,901
9/30/96                                  $ 17,282       $ 13,409
10/31/96                                 $ 17,643       $ 13,505
11/30/96                                 $ 18,321       $ 14,264
12/31/96                                 $ 18,471       $ 14,038
1/31/97                                  $ 18,620       $ 14,209
2/28/97                                  $ 16,437       $ 14,375
3/31/97                                  $ 15,618       $ 14,093
4/30/97                                  $ 15,046       $ 14,556
5/31/97                                  $ 16,375       $ 15,458
6/30/97                                  $ 16,560       $ 16,231
7/31/97                                  $ 18,316       $ 16,981
8/31/97                                  $ 19,358       $ 15,848
9/30/97                                  $ 21,646       $ 16,711
10/31/97                                 $ 21,340       $ 15,834
11/30/97                                 $ 19,099       $ 16,117
12/31/97                                 $ 18,710       $ 16,316

The chart above shows the performance of the Fund since inception compared to the MSCI World Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI World Index is a market value-weighted average of the performance of 1,560 securities listed on major world stock-exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE AMERICA FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997(1)
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           13.30%              7.30%
Life of Fund                     17.21%             16.99%
Fund Performance
Average Annualized
1 Year                           14.88%
Life of Fund                     18.87%

PERFORMANCE

The Fund has enjoyed considerable improvement in returns since our semiannual report. For the 12 months ended December 31, 1997, the Fund returned a total of 14.88%. During the same period, the Russell Midcap Index(2) returned 29.01%.

While the Fund's absolute returns over the 12 months were disappointing, we are encouraged by the Fund's performance over the last nine months of 1997. To put performance in perspective, a shift in portfolio managers took place at the end of 1996 and the Fund was repositioned during the first quarter toward a midcap orientation. Regrettably, this was a detriment to performance but during the transition period we were able to take advantage of the weakness in mid-cap stocks to reposition the portfolio. As a result, the Fund was well positioned coming out of the first quarter and experienced strong returns to finish the year's remaining nine months above its benchmark. During the nine months through December 31, 1997, the Fund returned 33.75%, versus 30.07% for the Russell Midcap Index.

In this portfolio, we tend to favor businesses that have an element of recurring revenue and some degree of pricing power. Historically, we have found these characteristics can often lead to improved operating margins and, ultimately, improved earnings multiples. Indeed, for the top performers in the portfolio, pricing power has played out very well.

As an industry, the billboard sector performed strongly. Supply is limited and many companies are realizing price increases of between 6% to 12% a year, while costs have remained fixed. The industry has also been consolidating, which has helped fundamentals and valuations. Moreover, there have been tremendous synergies between billboard companies and other media companies. Looking ahead, we expect the industry to continue its trend toward consolidation. As a result, Outdoor Systems remains a core holding of the portfolio.

MARKET REVIEW

Strong performance of the equity market in 1997 was accompanied by higher volatility than in the two previous years. In addition, better-than-expected economic growth and resulting fears of higher interest rates clouded market prospects during the first quarter. However, in the second and third quarters, moderating growth and a continued deceleration of inflation reversed some of these fears, resulting in a rally that broadened into small- and mid-cap issues after three years of large-cap leadership.

With respect to the Asian influence, concern over the likely scope of weakness in these markets had a chilling impact on equity markets worldwide in the fourth quarter. Some companies' preannouncements of earning disappointments spurred a flight to quality, as many investors either channeled their holdings into large-cap, liquid stocks -- causing a slump in performance of small- and mid-cap issues -- or reduced equity positions to buy bonds.

OUTLOOK

While markets may continue to be volatile, we are optimistic about the current environment and look for 1998 to bring additional positive earnings revisions for mid-cap stocks. We began to see an acceleration in earnings of small- and mid-cap stocks relative to large-cap stocks in the second quarter of the year, and remain encouraged that this trend will take root in 1998. Against this background, we think it will very much be a stock-picker's market, something that we believe could potentially play well to this particular Fund.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GT GLOBAL VARIABLE AMERICA    S&P 400 MIDCAP(3)    RUSSELL 2000(3)    RUSSELL MIDCAP
2/10/93                         $ 10,000              $ 10,000          $ 10,000           $10,000
2/28/93                         $ 10,008               $ 9,725           $ 9,733           $10,220
3/31/93                          $ 9,908              $ 10,061          $ 10,049           $10,552
4/30/93                          $ 9,525               $ 9,798           $ 9,772           $10,273
5/31/93                         $ 10,150              $ 10,244          $ 10,205           $10,599
6/30/93                          $ 9,817              $ 10,295          $ 10,268           $10,719
7/31/93                          $ 9,992              $ 10,275          $ 10,410           $10,771
8/31/93                         $ 10,308              $ 10,700          $ 10,859           $11,249
9/30/93                         $ 10,417              $ 10,813          $ 11,166           $11,293
10/31/93                        $ 11,108              $ 10,848          $ 11,453           $11,302
11/30/93                        $ 11,225              $ 10,608          $ 11,080           $11,040
12/31/93                        $ 11,467              $ 11,100          $ 11,459           $11,440
1/31/94                         $ 11,650              $ 11,359          $ 11,818           $11,755
2/28/94                         $ 12,033              $ 11,197          $ 11,775           $11,595
3/31/94                         $ 12,275              $ 10,679          $ 11,155           $11,102
4/30/94                         $ 12,502              $ 10,758          $ 11,221           $11,178
5/31/94                         $ 12,675              $ 10,656          $ 11,095           $11,193
6/30/94                         $ 12,666              $ 10,289          $ 10,720           $10,861
7/31/94                         $ 12,640              $ 10,638          $ 10,897           $11,234
8/31/94                         $ 13,365              $ 11,195          $ 11,504           $11,767
9/30/94                         $ 13,485              $ 10,986          $ 11,465           $11,479
10/31/94                        $ 13,511              $ 11,106          $ 11,418           $11,567
11/30/94                        $ 13,339              $ 10,605          $ 10,957           $11,057
12/31/94                        $ 13,632              $ 10,702          $ 11,250           $11,200
1/31/95                         $ 13,761              $ 10,814          $ 11,108           $11,430
2/28/95                         $ 14,442              $ 11,381          $ 11,570           $12,022
3/31/95                         $ 14,986              $ 11,578          $ 11,769           $12,366
4/30/95                         $ 15,606              $ 11,811          $ 12,030           $12,553
5/31/95                         $ 16,003              $ 12,096          $ 12,237           $12,965
6/30/95                         $ 17,028              $ 12,588          $ 12,872           $13,401
7/31/95                         $ 17,968              $ 13,244          $ 13,613           $14,051
8/31/95                         $ 18,135              $ 13,490          $ 13,895           $14,267
9/30/95                         $ 18,222              $ 13,817          $ 14,143           $14,589
10/31/95                        $ 17,555              $ 13,461          $ 13,511           $14,263
11/30/95                        $ 18,012              $ 14,049          $ 14,078           $14,972
12/31/95                        $ 17,089              $ 14,014          $ 14,450           $15,059
1/31/96                         $ 17,204              $ 14,217          $ 14,434           $15,377
2/29/96                         $ 17,581              $ 14,701          $ 14,884           $15,738
3/31/96                         $ 17,766              $ 14,877          $ 15,187           $15,966
4/30/96                         $ 19,180              $ 15,331          $ 15,999           $16,418
5/31/96                         $ 19,294              $ 15,538          $ 16,629           $16,666
6/30/96                         $ 18,574              $ 15,305          $ 15,947           $16,416
7/31/96                         $ 17,424              $ 14,270          $ 14,554           $15,400
8/31/96                         $ 18,338              $ 15,093          $ 15,399           $16,133
9/30/96                         $ 19,581              $ 15,751          $ 16,001           $16,930
10/31/96                        $ 19,592              $ 15,797          $ 15,754           $17,065
11/30/96                        $ 20,445              $ 16,686          $ 16,403           $18,105
12/31/96                        $ 20,260              $ 16,705          $ 16,833           $17,920
1/31/97                         $ 20,599              $ 17,332          $ 17,170           $18,591
2/28/97                         $ 19,037              $ 17,189          $ 16,753           $18,563
3/31/97                         $ 17,402              $ 16,457          $ 15,963           $17,774
4/30/97                         $ 17,752              $ 16,883          $ 16,007           $18,216
5/31/97                         $ 19,324              $ 18,360          $ 17,788           $19,545
6/30/97                         $ 19,958              $ 18,875          $ 18,550           $20,184
7/31/97                         $ 21,675              $ 20,744          $ 19,414           $21,868
8/31/97                         $ 21,278              $ 20,719          $ 19,858           $21,631
9/30/97                         $ 23,307              $ 21,910          $ 21,311           $22,865
10/31/97                        $ 22,191              $ 20,957          $ 20,375           $21,976
11/30/97                        $ 22,502              $ 21,267          $ 20,243           $22,499
12/31/97                        $ 23,275              $ 22,093          $ 20,597           $23,120

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) Prior to January 2, 1997, the Fund normally initially focused on companies having a market capitalization of $2 billion or less at the time of purchase. The Fund now normally invests primarily in companies having a market cap of $1 to $5 billion at the time of purchase.

(2) The Russell Midcap Index is composed of the capitalization-weighted average price of 800 selected common stocks of medium-size domestic companies. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars. With the change in the Fund's name and the change in the emphasis of the Fund more toward mid-cap stocks, the Fund has also changed its benchmark to the Russell Midcap Index from the Russell 2000 and the S&P Midcap 400. We feel the Russell Midcap Index is the most relevant comparable index for the Fund with which to compare the Fund.

(3) The Russell 2000 Index is composed of 2,000 domiciled common stocks designed to measure small company stock performance. The Index represents roughly 10% of the U.S. stock market, and market capitalization of index companies ranged from $171.7 million to $1.1 billion as of December 1997. The S&P Midcap 400 Index is composed of the capitalization-weighted average price of 400 selected common stocks of medium-size domestic companies. Their performance includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

GT GLOBAL
VARIABLE NEW PACIFIC FUND(1)

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                          -41.93%            -45.42%
Life of Fund                     -3.44%             -3.82%
Fund Performance
Average Annualized
1 Year                          -41.11%
Life of Fund                     -2.08%

PERFORMANCE

The savage bear market that has devastated Southeast Asian markets since early spring 1997 has been unequaled in the Fund's history. Indeed, as asset prices and currencies collapsed, regional markets experienced severe losses, some exceeding 70% in dollar terms.

In this trying environment, the Fund's shares returned a disappointing -41.11% over the 12-month period ended December 31, 1997. The Morgan Stanley Capital International (MSCI) Pacific ex-Japan Index(2) returned -30.75% over the same period.

The Fund was quite heavily weighted in emerging mid cap stocks, especially in Malaysia and the Philippines, in late 1996. As economic conditions began to deteriorate in Southeast Asia through the first half of 1997, the earnings potential of many of these companies shrank dramatically. This happened for two main reasons: (1) some of the large projects in which these companies were to participate were postponed or canceled altogether; (2) the companies were unable to access the capital required to sustain their growth. Unfortunately, we did not sell off our holdings in these companies early enough to avoid negative effects as events unfolded.

MARKET REVIEW

Concerns about political, economic and currency stability in Indonesia led us to eliminate our holdings there, while also reducing our position in the Philippines. Similarly, against a bleak corporate earnings outlook, a general disregard for shareholder rights and ongoing payment problems, we eliminated our position in South Korea. We also continued to avoid Thailand as we await structural problems to be addressed sufficiently. In Malaysia, although we sharply reduced our position, we held a 4.7% weighting at December 31, 1997, on the expectation of corporate restructuring.

In contrast, we increased our holdings in Singapore and, to a lesser degree, in New Zealand and India. Singapore is home to a number of attractive banks and electronic stocks, and we remain convinced that Singapore's contract manufacturers should continue to gain global market share. As of December 31, 1997, our largest holding in Singapore was the Overseas-Chinese Banking Corp., representing 2.9% of the Fund's net assets. In New Zealand, we have been looking for corporate profits to recover at a time when equity valuations are low. We think the positive outlook for bonds in general could provide support to the stock market.

OUTLOOK

While we believe conditions are likely to remain volatile, we expect 1998 and 1999 to see good returns from certain companies with good fundamentals and whose valuations have been pulled down in the overall market carnage. In particular, we believe Asian exporters and companies with positive net cash flow from non-tradable goods sectors, such as power utilities, and other recurrent income streams may enjoy stronger share prices. We currently anticipate these types of companies to remain the focus of our stock selection.

Along these lines, we have identified key, positive themes: companies in Hong Kong and China benefiting from the economic upswing in China; companies that survive and gain market share as a result of the current Asian turmoil, particularly because there are plenty of companies losing market share; and disinflationary growth in Australia and India.

Elsewhere in Asia, we have recently seen some signs of improvement. South Korea reached an agreement with international banks to roll over US$25 billion in short-term debt and has seemingly persuaded its labor unions to accept retrenchment. Thailand abolished its two-tier currency system, and Malaysia is making strides toward corporate restructuring to capitalize its banking system. Indonesia, on the other hand, remains an uncertainty as it reviews the possibility of a currency peg similar to the one governing U.S./Hong Kong dollar. Although we believe it could be very difficult to implement successfully without a strong banking system supported by local confidence, we will monitor this key area over the near term.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GT GLOBAL VARIABLE NEW PACIFIC   MSCI PACIFIC EX-JAPAN
2/10/93                            $ 10,000                $ 10,000
2/28/93                            $ 10,008                $ 10,540
3/31/93                            $ 10,308                $ 10,719
4/30/93                            $ 10,833                $ 11,268
5/31/93                            $ 11,258                $ 11,700
6/30/93                            $ 10,892                $ 11,345
7/31/93                            $ 11,308                $ 11,746
8/31/93                            $ 11,692                $ 12,633
9/30/93                            $ 11,808                $ 12,877
10/31/93                           $ 12,425                $ 14,960
11/30/93                           $ 11,992                $ 14,513
12/31/93                           $ 13,392                $ 17,527
1/31/94                            $ 13,425                $ 17,046
2/28/94                            $ 12,900                $ 16,216
3/31/94                            $ 11,808                $ 14,494
4/30/94                            $ 12,174                $ 15,167
5/31/94                            $ 12,417                $ 15,668
6/30/94                            $ 11,990                $ 14,974
7/31/94                            $ 12,425                $ 15,763
8/31/94                            $ 13,262                $ 16,822
9/30/94                            $ 13,019                $ 16,381
10/31/94                           $ 12,960                $ 16,645
11/30/94                           $ 11,940                $ 15,311
12/31/94                           $ 11,722                $ 15,075
1/31/95                            $ 10,526                $ 13,774
2/28/95                            $ 10,818                $ 15,061
3/31/95                            $ 10,869                $ 15,219
4/30/95                            $ 11,028                $ 15,421
5/31/95                            $ 11,638                $ 16,468
6/30/95                            $ 11,655                $ 16,157
7/31/95                            $ 12,226                $ 16,824
8/31/95                            $ 11,773                $ 16,379
9/30/95                            $ 11,714                $ 16,590
10/31/95                           $ 11,319                $ 16,298
11/30/95                           $ 11,134                $ 16,443
12/31/95                           $ 11,697                $ 17,090
1/31/96                            $ 13,025                $ 18,226
2/29/96                            $ 13,008                $ 18,503
3/31/96                            $ 12,941                $ 18,744
4/30/96                            $ 13,630                $ 19,261
5/31/96                            $ 14,269                $ 19,069
6/30/96                            $ 13,875                $ 18,714
7/31/96                            $ 13,467                $ 17,776
8/31/96                            $ 14,232                $ 18,576
9/30/96                            $ 14,351                $ 19,056
10/31/96                           $ 14,461                $ 19,579
11/30/96                           $ 15,295                $ 20,629
12/31/96                           $ 15,320                $ 20,674
1/31/97                            $ 15,609                $ 20,431
2/28/97                            $ 16,051                $ 20,726
3/31/97                            $ 14,946                $ 19,769
4/30/97                            $ 14,138                $ 19,368
5/31/97                            $ 15,031                $ 20,578
6/30/97                            $ 15,090                $ 21,033
7/31/97                            $ 15,271                $ 20,982
8/31/97                            $ 12,807                $ 18,075
9/30/97                            $ 12,996                $ 18,696
10/31/97                            $ 9,580                $ 14,734
11/30/97                            $ 9,168                $ 14,274
12/31/97                            $ 9,022                $ 14,316

The chart above shows the performance of the Fund since inception compared to the MSCI Pacific ex-Japan Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) On July 5, 1994, the Fund eliminated Japan from its primary investment area.

(2) The MSCI Pacific ex-Japan Index is a market-value weighted average of the performance of 214 securities listed on five major Pacific Rim stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effect of sales charges and professional management fees.

GT GLOBAL
VARIABLE EUROPE FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           13.56%              7.56%
Life of Fund                     14.56%             14.41%
Fund Performance
Average Annualized
1 Year                           15.15%
Life of Fund                     16.26%

PERFORMANCE

Overall, European markets enjoyed a strong year, although returns over the second half of the year were considerably more mixed. Against this backdrop, the Fund returned a total of 15.15%. The Morgan Stanley Capital International (MSCI) Europe Index(1) returned 24.20% over the same period.

During the course of 1997, a "nifty 10" phenomena was apparent in European markets, where the stocks of the 10 largest companies contributed to a majority of the markets' positive performance. And, as overall market performance was generally driven by large index constituents, the Fund's bias toward mid cap growth companies caused it to underperform its benchmark.

In terms of stocks, Gucci was a large underperformer for the Fund due to concerns about the impact of a weak yen on Japanese spending and their demand for Gucci's luxury products. We believe, however, that the long-term prospects for the company -- which has retained a high level of profitability and is still growing its brand globally -- continue to be sound. Other disappointments included Castorama, the do-it-yourself home repair tools, materials and equipment chain, and Premier Farnell,(2) the electrical distributor. Both were negatively impacted by weak European growth.

MARKET REVIEW

In the past year, merger and acquisition activity was a dominant theme for European markets and a key driver of returns. Two of three large Swiss banks, for example, combined to form United Bank of Switzerland (UBS), now the largest global asset manager and the leading European investment bank. Where costs overlap and the potential to strengthen competitive positions exists, we believe these deals stand to enhance returns to shareholders. We currently hold shares of Swiss Bank Corp., and estimate that over 20% cost savings are likely to be achieved as a result of the consolidation with UBS.

Markets also focused on European Monetary Union. This possibility was priced into bond and equity markets in 1997, as yields in peripheral countries such as Spain converged with German levels.

OUTLOOK

We feel the Fund is well positioned to take advantage of opportunities in the European marketplace over the coming year. Currently, the Fund is concentrated in companies with visible earnings growth and those we believe have the ability to rerate substantially against their global peers.

We believe consolidation and restructuring will continue to be key themes for Europe, a very fragmented marketplace with few companies ranking highly within their global industries.

Industries still exist that yield very low returns in Europe compared to their U.S. peers, specifically, banks, food and drinks producers and insurers. We find many of these companies attractive because they tend to have managements committed to improving returns with few structural impediments. Toward the end of the year we purchased BNP, the French retail and corporate banking group, which has low but improving profitability. French bank valuations are at low levels, reflecting historically low levels of profitability. The entire French-quoted banking sector is only valued at 1.0% of the MSCI Europe Index, which compares to 1.5% for Lloyds TSB, the most profitable retail franchise in the UK market. Overall, we believe European markets will continue to provide attractive returns over the next year boosted by consolidation and increasing emphasis on the creation of shareholder value.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GT GLOBAL VARIABLE EUROPE    MSCI EUROPE
2/10/93                        $ 10,000        $ 10,000
2/28/93                        $ 10,008        $ 10,164
3/31/93                        $ 10,133        $ 10,690
4/30/93                        $ 10,525        $ 10,930
5/31/93                        $ 10,858        $ 11,051
6/30/93                        $ 10,842        $ 10,893
7/31/93                        $ 11,183        $ 10,934
8/31/93                        $ 11,875        $ 11,897
9/30/93                        $ 11,958        $ 11,864
10/31/93                       $ 12,400        $ 12,362
11/30/93                       $ 12,075        $ 12,099
12/31/93                       $ 12,775        $ 13,011
1/31/94                        $ 13,708        $ 13,677
2/28/94                        $ 13,158        $ 13,196
3/31/94                        $ 12,758        $ 12,826
4/30/94                        $ 13,083        $ 13,361
5/31/94                        $ 12,557        $ 12,798
6/30/94                        $ 12,399        $ 12,667
7/31/94                        $ 12,950        $ 13,335
8/31/94                        $ 13,225        $ 13,763
9/30/94                        $ 12,891        $ 13,221
10/31/94                       $ 13,292        $ 13,802
11/30/94                       $ 12,674        $ 13,277
12/31/94                       $ 12,699        $ 13,357
1/31/95                        $ 12,457        $ 13,257
2/28/95                        $ 12,290        $ 13,562
3/31/95                        $ 11,907        $ 14,197
4/30/95                        $ 12,466        $ 14,656
5/31/95                        $ 12,783        $ 14,961
6/30/95                        $ 13,033        $ 15,107
7/31/95                        $ 13,598        $ 15,900
8/31/95                        $ 13,362        $ 15,291
9/30/95                        $ 13,842        $ 15,758
10/31/95                       $ 13,673        $ 15,689
11/30/95                       $ 13,699        $ 15,806
12/31/95                       $ 13,926        $ 16,313
1/31/96                        $ 14,264        $ 16,425
2/29/96                        $ 14,904        $ 16,730
3/31/96                        $ 15,621        $ 16,936
4/30/96                        $ 16,211        $ 17,064
5/31/96                        $ 16,573        $ 17,201
6/30/96                        $ 16,916        $ 17,397
7/31/96                        $ 16,074        $ 17,185
8/31/96                        $ 16,899        $ 17,701
9/30/96                        $ 16,924        $ 18,079
10/31/96                       $ 17,187        $ 18,505
11/30/96                       $ 17,833        $ 19,449
12/31/96                       $ 18,139        $ 19,831
1/31/97                        $ 18,453        $ 19,891
2/28/97                        $ 18,768        $ 20,159
3/31/97                        $ 19,116        $ 20,817
4/30/97                        $ 18,564        $ 20,719
5/31/97                        $ 18,972        $ 21,610
6/30/97                        $ 20,144        $ 22,697
7/31/97                        $ 20,515        $ 23,766
8/31/97                        $ 19,226        $ 22,414
9/30/97                        $ 20,923        $ 24,594
10/31/97                       $ 20,135        $ 23,391
11/30/97                       $ 20,274        $ 23,756
12/31/97                       $ 20,886        $ 24,630

The chart above shows the performance of the Fund since inception compared to the MSCI Europe Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Europe Index is a market value-weighted average of the performance of 566 securities listed on 14 major European stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) Premier Farnell and Castorama were sold prior to December 31, 1997.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
MONEY MARKET FUND

PERFORMANCE

The Fund's total return for the 12 months ended December 31, 1997, was 4.96%. As of December 31, the Fund's SEC seven-day yield was 3.33%. Because the Fund invests only in short-term debt obligations with remaining maturities of 13 months or less, its performance generally reflects the level of short-term interest rates. Please bear in mind that an investment in the Fund is neither insured nor guaranteed by the U.S. government and that there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

MARKET REVIEW

The U.S. bond market produced excellent returns in 1997. After a 25-basis point increase in the Federal funds rate in March, the market began an upswing in the second quarter that lasted throughout the last three quarters of the year. In addition, interest rates fell after it became clear that the benign economic environment in the U.S. would forestall additional interest rate increases by the Federal Reserve (the Fed) in 1997.

In total, 1997 produced the lowest rates of U.S. inflation in decades, while the economy enjoyed continued steady growth. That combination, along with a stable dollar, beckoned global investors in the fourth quarter. In addition, yields on money market instruments have been fairly stable throughout the period and the 90-day Treasury bill yield ended the year about 18 basis points higher than it began, at 5.35%.

OUTLOOK

We believe the overall environment for fixed income markets should continue to be attractive in 1998. Short-term rates have remained in a narrow range for some time, and we feel the economic environment augurs well for continued stability. We concur with Federal Reserve Chairman Greenspan's recent comments that the effects of the Asian crisis have not yet fully impacted U.S. markets. We expect weakness in Asia to moderate economic growth somewhat, but believe its potential negative effect on U.S. profits and growth in 1998 could be counterbalanced by its positive effect on inflation and interest rates.

Additionally, we see reasonable potential for further declines in interest rates. Inflation is at its lowest level in over 40 years, and productivity is strong -- all positive cost factors we think will support U.S. profitability even as product pricing remains under pressure. This environment (a new one for investors) may necessitate a shift in policy stance by the Fed, whereby, instead of constantly fighting inflation, they must also be concerned with deflation.

Our concerns about Fed tightening have been virtually erased, and we feel the potential grows that the Fed may soon lower interest rates. In keeping with our outlook, the average maturity of holdings in the Fund has been increased moderately while still maintaining a high degree of liquidity for investors.

GT GLOBAL
VARIABLE INTERNATIONAL FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1997
Inception date: July 5, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            5.44%             -0.56%
Life of Fund                      0.81%             -0.04%
Fund Performance
Average Annualized
1 Year                            6.93%
Life of Fund                      2.25%

PERFORMANCE

Concern over the likely scope of Asian weakness had a chilling impact on worldwide equity markets in the fourth quarter. Taking into account this difficult environment, the Fund returned 6.93% for the 12 months to December 31, 1997. During the same period, the Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE) Index(1) returned 2.06%.

Although global equity markets were considerably more volatile in 1997, during this period the Fund outperformed the index. The Fund's overweighting to several continental European countries -- Sweden, Norway and Italy, in particular -- contributed positively to performance. Most continental bourses continued to advance, thanks to a rally in bond markets and low inflation. We were also significantly underweighted in Japan, relative to the index. We invested cautiously in this difficult market and benefited from security selection there. Similarly, the Fund was buoyed by holdings in Brazil, Mexico and Portugal (Brazil and Mexico are not represented in the index while the index held a small allocation to Portugal). These markets posted solid returns for the year, although they were tempered in the final few months.

MARKET REVIEW

European markets enjoyed another strong year in 1997 as the interest rate background continued to be supportive and inflation moderate. At the same time, corporate earnings have remained healthy. Meanwhile, the possibility of monetary union going forward in May 1998 was priced into bond and equity markets in 1997, as bond yields fell in peripheral countries such as Spain to converge with German levels.

Conditions in Japan, on the other hand, continued to be difficult in 1997. For the first six months, optimism over the prospects for Japan, even after the April rise in the consumption tax from 3% to 5%, fueled market gains. In contrast, the second half of 1997 was marked by a sharp deterioration in the Japanese economy and domestic sentiment was reversed as many investors began to realize that long term fundamental structural problems were not being addressed sufficiently.

Despite our positive outlook, the second half of the year was disappointing for investors in both Australia and New Zealand. A downturn in share prices transpired because many experts felt prospects for economic and corporate earnings growth would be constrained by the financial crises in Asia. Weaker commodity prices also contributed.

OUTLOOK

We feel the portfolio is well positioned to take advantage of opportunities in the European marketplace over the coming year. We believe European markets will continue to provide attractive returns boosted by consolidation and increasing emphasis on the creation of shareholder value. Currently, the Fund is concentrated in companies with visible earnings growth and those we believe have the ability to rerate substantially against their global peers.

In Latin America, we have investments in Brazil and Mexico. While both markets were not immune to the Asian turmoil, Brazil, in particular, suffered as volatility in Southeast Asian currency markets intensified concerns about overvaluation of the real. Renewed momentum of the reform process and privatization, however, are seemingly back on track and we feel the state sector continues to be compelling. Mexico, on the other hand, has been the least affected of all the Latin American markets. Moreover, with the U.S. as its largest trading partner (nearly 85% of exports are bound for the U.S.), we expect Mexico to continue to benefit from steady, relatively low inflationary growth in the U.S.

Conversely, as we enter 1998, we believe Asian recovery will take time and its stock markets are likely to remain extremely volatile. At present, we anticipate maintaining our Hong Kong presence and will continue to invest elsewhere on a very selective basis.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GT GLOBAL VARIABLE INTERNATIONAL    MSCI EAFE
7/5/94                               $ 10,000      $ 10,000
7/31/94                              $ 10,025      $ 10,045
8/31/94                              $ 10,217      $ 10,285
9/30/94                               $ 9,800       $ 9,963
10/31/94                             $ 10,083      $ 10,297
11/30/94                              $ 9,625       $ 9,805
12/31/94                              $ 9,420       $ 9,868
1/31/95                               $ 8,817       $ 9,492
2/28/95                               $ 8,599       $ 9,467
3/31/95                               $ 8,557      $ 10,060
4/30/95                               $ 8,792      $ 10,441
5/31/95                               $ 8,750      $ 10,319
6/30/95                               $ 8,913      $ 10,141
7/31/95                               $ 9,374      $ 10,775
8/31/95                               $ 9,240      $ 10,367
9/30/95                               $ 9,391      $ 10,572
10/31/95                              $ 9,081      $ 10,290
11/30/95                              $ 9,089      $ 10,579
12/31/95                              $ 9,313      $ 11,008
1/31/96                               $ 9,456      $ 11,056
2/29/96                               $ 9,473      $ 11,096
3/31/96                               $ 9,600      $ 11,335
4/30/96                               $ 9,795      $ 11,667
5/31/96                               $ 9,795      $ 11,455
6/30/96                               $ 9,843      $ 11,522
7/31/96                               $ 9,325      $ 11,188
8/31/96                               $ 9,546      $ 11,216
9/30/96                               $ 9,707      $ 11,517
10/31/96                              $ 9,673      $ 11,402
11/30/96                             $ 10,072      $ 11,858
12/31/96                             $ 10,106      $ 11,708
1/31/97                              $ 10,080      $ 11,301
2/28/97                              $ 10,106      $ 11,489
3/31/97                              $ 10,199      $ 11,533
4/30/97                              $ 10,267      $ 11,597
5/31/97                              $ 10,581      $ 12,355
6/30/97                              $ 10,925      $ 13,039
7/31/97                              $ 11,112      $ 13,253
8/31/97                              $ 10,551      $ 12,266
9/30/97                              $ 11,299      $ 12,956
10/31/97                             $ 10,475      $ 11,963
11/30/97                             $ 10,466      $ 11,843
12/31/97                             $ 10,806      $ 11,949

The chart above shows the performance of the Fund since inception compared to the MSCI-EAFE Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI-EAFE is a market value-weighted average of the performance of 1,086 securities listed on 20 major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
ALLOCATOR

DIVISIONS'
FINANCIAL
STATEMENTS

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                          INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

The Board of Directors
General American Life Insurance Company
and Contractholders of General American Life
Insurance Company Separate Account Twenty-eight and Separate Account Twenty-nine:

We have audited the statements of assets and liabilities, including the schedule of investments of the Money Market, Variable Strategic Income, Variable Global Government Income, and Variable U.S. Government Income Divisions of General American Separate Account Twenty-eight and of the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommunications, Variable International, Variable Emerging Markets, Variable Natural Resources, and Variable Infrastructure Divisions of General American Separate Account Twenty-nine as of December 31, 1997, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for the periods presented. These financial statements and condensed financial information are the responsibility of the management of General American Separate Accounts Twenty-eight and Twenty-nine. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with GT Global Variable Investment Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of the Money Market, Variable Strategic Income, Variable Global Government Income, and Variable U.S. Government Income Divisions of General American Separate Account Twenty-eight and of the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommunications, Variable International, Variable Emerging Markets, Variable Natural Resources and Variable Infrastructure Divisions of General American Separate Account Twenty-nine as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the condensed financial information for all periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

ST. LOUIS, MISSOURI
FEBRUARY 14, 1998

                                       D1

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                       D2

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1997

--------------------------------------------------------------------------------

                                                                    VARIABLE     VARIABLE
                                                       VARIABLE      GLOBAL        U.S.
                                            MONEY     STRATEGIC    GOVERNMENT   GOVERNMENT
                                            MARKET      INCOME       INCOME       INCOME
                                           DIVISION    DIVISION     DIVISION     DIVISION
                                          ----------  ----------  ------------  -----------
Assets:
  Investments in GT Global Variable
   Investment Funds, at market value
   (see Schedule of Investments)........  $17,116,690 $27,756,698  $8,207,535    $7,282,181
  Receivable from General American Life
   Insurance Company....................   9,497,119      12,164            0       21,436
  Receivable from GT Global Financial
   Services, Inc........................     116,299           0            0            0
                                          ----------  ----------  ------------  -----------
    Total assets........................  26,730,108  27,768,862    8,207,535    7,303,617
                                          ----------  ----------  ------------  -----------
Liability:
  Payable to General American Life
   Insurance Company....................           0           0          582            0
                                          ----------  ----------  ------------  -----------
    Total net assets....................  $26,730,108 $27,768,862  $8,206,953    $7,303,617
                                          ----------  ----------  ------------  -----------
                                          ----------  ----------  ------------  -----------
Total net assets represented by:
  Individual variable annuity contracts
   cash value invested in
   Separate Account.....................  $26,730,108 $27,725,339  $8,200,055    $7,303,617
  Individual variable annuity contracts
   cash value in payment period.........           0      43,523        6,898            0
                                          ----------  ----------  ------------  -----------
    Total net assets....................  $26,730,108 $27,768,862  $8,206,953    $7,303,617
                                          ----------  ----------  ------------  -----------
                                          ----------  ----------  ------------  -----------
Total individual units held.............   1,943,459   1,504,983      571,399      514,549
Individual unit value...................  $    13.75  $    18.45   $    14.36    $   14.19
Cost of investments.....................  $17,116,690 $27,954,617  $8,180,572    $7,135,667

              See accompanying notes to the financial statements.

                                       D3

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT

                            STATEMENTS OF OPERATIONS

                      For the year ended December 31, 1997

--------------------------------------------------------------------------------

                                                                  VARIABLE     VARIABLE
                                                     VARIABLE      GLOBAL        U.S.
                                            MONEY    STRATEGIC   GOVERNMENT   GOVERNMENT
                                           MARKET     INCOME       INCOME       INCOME
                                          DIVISION   DIVISION     DIVISION     DIVISION
                                          ---------  ---------  ------------  -----------
Investment income:
  Dividend income.......................  $1,027,389 $2,005,819  $  614,693    $ 302,621
Expenses:
  Mortality, expense and administrative
   charges..............................   (301,441)  (410,377)    (129,550)     (78,522)
                                          ---------  ---------  ------------  -----------
  Net investment income.................    725,948  1,595,442      485,143      224,099
                                          ---------  ---------  ------------  -----------
Net realized gain (loss) on investments:
  Realized gain from distributions......          0          0            0            0
  Realized gain (loss) on sales.........          0  2,366,466      (55,446)     (21,381)
                                          ---------  ---------  ------------  -----------
  Net realized gain (loss) on
   investments..........................          0  2,366,466      (55,446)     (21,381)
                                          ---------  ---------  ------------  -----------
Net unrealized gain (loss) on
investments:
  Unrealized gain (loss) on investments,
   beginning of period..................          0  2,143,553      228,790      (27,288)
  Unrealized gain (loss) on investments,
   end of period........................          0   (197,919)      26,963      146,515
                                          ---------  ---------  ------------  -----------
  Net unrealized gain (loss) on
   investments..........................          0  (2,341,472)    (201,827)    173,803
                                          ---------  ---------  ------------  -----------
  Net gain (loss) on investments........          0     24,994     (257,273)     152,422
                                          ---------  ---------  ------------  -----------
  Net increase in net assets resulting
   from operations......................  $ 725,948  $1,620,436  $  227,870    $ 376,521
                                          ---------  ---------  ------------  -----------
                                          ---------  ---------  ------------  -----------

              See accompanying notes to the financial statements.

                                       D4

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT

                      STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 1997 and 1996

--------------------------------------------------------------------------------


                                                                         VARIABLE
                                                                     STRATEGIC INCOME
                                          MONEY MARKET DIVISION          DIVISION
                                          ----------------------  ----------------------
                                             1997        1996        1997        1996
                                          ----------  ----------  ----------  ----------
Operations:
  Net investment income.................  $  725,948  $  499,806  $1,595,442  $1,617,455
  Net realized gain on investments......           0           0   2,366,466   2,520,865
  Net unrealized gain (loss) on
   investments..........................           0           0  (2,341,472)    738,247
                                          ----------  ----------  ----------  ----------
    Net increase in net assets resulting
     from operations....................     725,948     499,806   1,620,436   4,876,567
                                          ----------  ----------  ----------  ----------
  Deposits into Separate Account........  11,693,462  14,414,776   2,322,838   3,955,884
  Transfers to (from) Separate
   Account..............................   3,257,598  (6,048,583) (4,271,620)    499,563
  Withdrawals from Separate Account.....  (8,768,848) (3,951,533) (3,453,930) (3,078,289)
                                          ----------  ----------  ----------  ----------
    Net deposits into (withdrawals from)
     Separate Account...................   6,182,212   4,414,660  (5,402,712)  1,377,158
                                          ----------  ----------  ----------  ----------
  Increase (decrease) in net assets.....   6,908,160   4,914,466  (3,782,276)  6,253,725
  Net assets, beginning of period.......  19,821,948  14,907,482  31,551,138  25,297,413
                                          ----------  ----------  ----------  ----------
  Net assets, end of period.............  $26,730,108 $19,821,948 $27,768,862 $31,551,138
                                          ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------

                                                 VARIABLE                VARIABLE
                                            GLOBAL GOVERNMENT        U.S. GOVERNMENT
                                             INCOME DIVISION         INCOME DIVISION
                                          ----------------------  ----------------------
                                             1997        1996        1997        1996
                                          ----------  ----------  ----------  ----------
Operations:
  Net investment income.................  $  485,143  $  554,155  $  224,099  $  188,400
  Net realized gain on investments......     (55,446)     19,403     (21,381)     (6,593)
  Net unrealized gain (loss) on
   investments..........................    (201,827)    (96,777)    173,803    (135,373)
                                          ----------  ----------  ----------  ----------
    Net increase in net assets resulting
     from operations....................     227,870     476,781     376,521      46,434
                                          ----------  ----------  ----------  ----------
  Deposits into Separate Account........     859,739     877,625   1,727,218   1,776,392
  Transfers to (from) Separate
   Account..............................  (1,767,441) (1,896,264)    818,277  (1,851,071)
  Withdrawals from Separate Account.....  (1,479,355)   (998,792) (1,071,382)   (479,299)
                                          ----------  ----------  ----------  ----------
    Net deposits into (withdrawals from)
     Separate Account...................  (2,387,057) (2,017,431)  1,474,113    (553,978)
                                          ----------  ----------  ----------  ----------
  Increase (decrease) in net assets.....  (2,159,187) (1,540,650)  1,850,634    (507,544)
  Net assets, beginning of period.......  10,366,140  11,906,790   5,452,983   5,960,527
                                          ----------  ----------  ----------  ----------
  Net assets, end of period.............  $8,206,953  $10,366,140 $7,303,617  $5,452,983
                                          ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------

              See accompanying notes to the financial statements.

                                       D5

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1997

--------------------------------------------------------------------------------


                                           VARIABLE
                                             NEW       VARIABLE    VARIABLE
                                           PACIFIC      EUROPE     AMERICA
                                           DIVISION    DIVISION    DIVISION
                                          ----------  ----------  ----------
Assets:
  Investments in GT Global Variable
   Investment Funds, at market value
   (see Schedule of Investments)........  $17,917,927 $30,687,103 $44,606,691
  Receivable from General American Life
   Insurance Company....................           0           0           0
                                          ----------  ----------  ----------
    Total assets........................  17,917,927  30,687,103  44,606,691
                                          ----------  ----------  ----------
Liability:
  Payable to General American Life
   Insurance Company....................   2,573,184   3,393,603     824,626
                                          ----------  ----------  ----------
    Total net assets....................  $15,344,743 $27,293,500 $43,782,065
                                          ----------  ----------  ----------
                                          ----------  ----------  ----------
Total net assets represented by:
  Individual variable annuity contracts
   cash value invested in Separate
   Account..............................  $15,328,678 $27,257,324 $43,704,960
  Individual variable annuity contracts
   cash value in payment period.........      16,065      36,176      77,105
                                          ----------  ----------  ----------
    Total net assets....................  $15,344,743 $27,293,500 $43,782,065
                                          ----------  ----------  ----------
                                          ----------  ----------  ----------
Total individual units held.............   1,517,608   1,165,771   1,678,633

Individual unit value...................  $    10.11  $    23.41  $    26.08
Cost of investments.....................  $18,273,630 $29,926,787 $41,107,234

              See accompanying notes to the financial statements.

                                       D6

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                              STATEMENTS OF ASSETS
                            AND LIABILITIES  (cont'd)
                               December 31, 1997

--------------------------------------------------------------------------------

                                           VARIABLE    VARIABLE     VARIABLE                 VARIABLE    VARIABLE
                                           GROWTH &      LATIN      TELECOM-    VARIABLE     EMERGING    NATURAL     VARIABLE
                                            INCOME      AMERICA    MUNICATION  INTERNATIONAL  MARKETS   RESOURCES   INFRASTRUCTURE
                                           DIVISION    DIVISION     DIVISION    DIVISION     DIVISION    DIVISION    DIVISION
                                          ----------  -----------  ----------  -----------  ----------  ----------  -----------
Assets:
  Investments in GT Global Variable
   Investment Funds, at market value
   (see Schedule of Investments)........  $51,914,308 2$7,496,881  $67,703,571  $5,772,006  $16,987,937 $16,571,734  $8,613,703
  Receivable from General American Life
   Insurance Company....................           0           0            0           0            0           0      32,068
                                          ----------  -----------  ----------  -----------  ----------  ----------  -----------
    Total assets........................  51,914,308  27,496,881   67,703,571   5,772,006   16,987,937  16,571,734   8,645,771
                                          ----------  -----------  ----------  -----------  ----------  ----------  -----------
Liability:
  Payable to General American Life
   Insurance Company....................   1,735,483      96,706       44,729     164,665      714,943     125,471           0
                                          ----------  -----------  ----------  -----------  ----------  ----------  -----------
    Total net assets....................  $50,178,825 2$7,400,175  $67,658,842  $5,607,341  $16,272,994 $16,446,263  $8,645,771
                                          ----------  -----------  ----------  -----------  ----------  ----------  -----------
                                          ----------  -----------  ----------  -----------  ----------  ----------  -----------
Total net assets represented by:
  Individual variable annuity contracts
   cash value invested in Separate
   Account..............................  $50,101,518 2$7,395,400  $67,581,896  $5,590,108  $16,258,049 $16,403,198  $8,634,858
  Individual variable annuity contracts
   cash value in payment period.........      77,307       4,775       76,946      17,233       14,945      43,065      10,913
                                          ----------  -----------  ----------  -----------  ----------  ----------  -----------
    Total net assets....................  $50,178,825 2$7,400,175  $67,658,842  $5,607,341  $16,272,994 $16,446,263  $8,645,771
                                          ----------  -----------  ----------  -----------  ----------  ----------  -----------
                                          ----------  -----------  ----------  -----------  ----------  ----------  -----------
Total individual units held.............   2,506,403   1,428,569    3,029,688     454,338    1,360,716     763,356     517,518

Individual unit value...................  $    20.02   $   19.18   $    22.33   $   12.34   $    11.96  $    21.54   $   16.71
Cost of investments.....................  $50,306,563 2$7,940,374  $67,951,742  $5,653,455  $19,823,670 $18,258,954  $8,636,151

              See accompanying notes to the financial statements.

                                       D7

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                            STATEMENTS OF OPERATIONS

                      For the year ended December 31, 1997

--------------------------------------------------------------------------------


                                                                          VARIABLE
                                                                             NEW     VARIABLE   VARIABLE
                                                                           PACIFIC    EUROPE     AMERICA
                                                                          DIVISION   DIVISION   DIVISION
                                                                          ---------  ---------  ---------
Investment income:
  Dividend income.......................................................  $ 162,217  $  68,542  $ 209,060
Expenses:
  Mortality, expense and administrative charges.........................   (344,898)  (387,561)  (566,842)
                                                                          ---------  ---------  ---------
Net investment income (loss)............................................   (182,681)  (319,019)  (357,782)
                                                                          ---------  ---------  ---------
Net realized gain (loss) on investments:
  Realized gain from distributions......................................    128,066  2,386,527  1,536,594
  Realized gain (loss) on sales.........................................  (8,368,992) 2,312,712 1,745,314
                                                                          ---------  ---------  ---------
    Net realized gain (loss) on investments.............................  (8,240,926) 4,699,239 3,281,908
                                                                          ---------  ---------  ---------
Net unrealized gain (loss) on investments:
  Unrealized gain on investments, beginning of period...................  1,057,319  1,010,118  1,241,726
  Unrealized gain (loss) on investments, end of period..................   (355,703)   760,316  3,499,457
                                                                          ---------  ---------  ---------
    Net unrealized gain (loss) on investments...........................  (1,413,022)  (249,802) 2,257,731
                                                                          ---------  ---------  ---------
    Net gain (loss) on investments......................................  (9,653,948) 4,449,437 5,539,639
                                                                          ---------  ---------  ---------
Net increase (decrease) in net assets resulting from operations.........  $(9,836,629) $4,130,418 $5,181,857
                                                                          ---------  ---------  ---------
                                                                          ---------  ---------  ---------

              See accompanying notes to the financial statements.

                                       D8

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                      For the year ended December 31, 1997

--------------------------------------------------------------------------------

                                    VARIABLE                      VARIABLE                     VARIABLE      VARIABLE
                                    GROWTH &       VARIABLE       TELECOM-      VARIABLE       EMERGING      NATURAL
                                     INCOME      LATIN AMERICA   MUNICATIONS  INTERNATIONAL     MARKETS     RESOURCES
                                    DIVISION       DIVISION       DIVISION      DIVISION       DIVISION      DIVISION
                                  ------------   -------------   -----------  -------------   -----------  ------------
Investment income:
  Dividend income...............  $  1,298,733    $         0    $        0     $   7,510     $    80,918  $          0
Expenses:
  Mortality, expense and
   administrative charges.......      (593,308)      (392,175)     (948,489 )     (74,751)       (280,930)     (246,069)
                                  ------------   -------------   -----------  -------------   -----------  ------------
Net investment income (loss)....       705,425       (392,175)     (948,489 )     (67,241)       (200,012)     (246,069)
                                  ------------   -------------   -----------  -------------   -----------  ------------
Net realized gain (loss) on
investments:
  Realized gain from
   distributions................        90,377              0     7,715,204             0       1,270,332       750,310
  Realized gain (loss) on
   sales........................     7,866,492      5,652,203     8,428,937       569,720         457,869     2,081,839
                                  ------------   -------------   -----------  -------------   -----------  ------------
    Net realized gain (loss) on
     investments................     7,956,869      5,652,203    16,144,141       569,720       1,728,201     2,832,149
                                  ------------   -------------   -----------  -------------   -----------  ------------
Net unrealized gain (loss) on
investments:
  Unrealized gain on
   investments, beginning of
   period.......................     4,217,054      1,603,175     7,082,895       178,321         930,369     1,074,722
  Unrealized gain (loss) on
   investments, end of period...     1,607,745       (443,493)     (248,171 )     118,551      (2,835,733)   (1,687,220)
                                  ------------   -------------   -----------  -------------   -----------  ------------
    Net unrealized gain (loss)
     on investments.............    (2,609,309)    (2,046,668)   (7,331,066 )     (59,770)     (3,766,102)   (2,761,942)
                                  ------------   -------------   -----------  -------------   -----------  ------------
    Net gain (loss) on
     investments................     5,347,560      3,605,535     8,813,075       509,950      (2,037,901)       70,207
                                  ------------   -------------   -----------  -------------   -----------  ------------
Net increase (decrease) in net
 assets resulting from
 operations.....................  $  6,052,985    $ 3,213,360    $7,864,586     $ 442,709     $(2,237,913) $   (175,862)
                                  ------------   -------------   -----------  -------------   -----------  ------------
                                  ------------   -------------   -----------  -------------   -----------  ------------


                                     VARIABLE
                                  INFRASTRUCTURE
                                     DIVISION
                                  --------------
Investment income:
  Dividend income...............    $   46,066
Expenses:
  Mortality, expense and
   administrative charges.......      (114,291)
                                  --------------
Net investment income (loss)....       (68,225)
                                  --------------
Net realized gain (loss) on
investments:
  Realized gain from
   distributions................       424,291
  Realized gain (loss) on
   sales........................       289,679
                                  --------------
    Net realized gain (loss) on
     investments................       713,970
                                  --------------
Net unrealized gain (loss) on
investments:
  Unrealized gain on
   investments, beginning of
   period.......................       425,131
  Unrealized gain (loss) on
   investments, end of period...       (22,448)
                                  --------------
    Net unrealized gain (loss)
     on investments.............      (447,579)
                                  --------------
    Net gain (loss) on
     investments................       266,391
                                  --------------
Net increase (decrease) in net
 assets resulting from
 operations.....................    $  198,166
                                  --------------
                                  --------------

              See accompanying notes to the financial statements.

                                       D9

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                      STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 1997 and 1996

--------------------------------------------------------------------------------

                                                 VARIABLE                VARIABLE                VARIABLE
                                           NEW PACIFIC DIVISION      EUROPE DIVISION         AMERICA DIVISION
                                          ----------------------  ----------------------  ----------------------
                                             1997        1996        1997        1996        1997        1996
                                          ----------  ----------  ----------  ----------  ----------  ----------
Operations:
  Net investment income (loss)..........  $ (182,681) $  (88,871) $ (319,019) $ (130,366) $ (357,782) $   (4,196)
  Net realized gain (loss) on
   investments..........................  (8,240,926)  7,828,491   4,699,239   4,326,709   3,281,908   3,898,054
  Net unrealized gain (loss) on
   investments..........................  (1,413,022)    328,933    (249,802)    721,983   2,257,731   1,987,087
                                          ----------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) in net
     assets resulting from operations...  (9,836,629)  8,068,553   4,130,418   4,918,326   5,181,857   5,880,945
  Deposits into Separate Account........   2,938,675   3,830,544   2,784,903   2,410,618   2,899,511   5,680,228
  Transfers to (from) Separate
   Account..............................  (5,841,440) (1,319,905) (1,364,288)  2,917,523      (7,332) (3,361,891)
  Withdrawals from Separate Account.....  (2,847,511) (2,387,202) (2,631,950) (1,437,759) (5,773,807) (4,243,739)
                                          ----------  ----------  ----------  ----------  ----------  ----------
    Net deposits into Separate
     Account............................  (5,750,276)    123,437  (1,211,335)  3,890,382  (2,881,628) (1,925,402)
                                          ----------  ----------  ----------  ----------  ----------  ----------
  Increase (decrease) in net assets.....  (15,586,905)  8,191,990  2,919,083   8,808,708   2,300,229   3,955,543
  Net assets, beginning of period.......  30,931,648  22,739,658  24,374,417  15,565,709  41,481,836  37,526,293
                                          ----------  ----------  ----------  ----------  ----------  ----------
  Net assets, end of period.............  $15,344,743 $30,931,648 $27,293,500 $24,374,417 $43,782,065 $41,481,836
                                          ----------  ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------  ----------

                                                 VARIABLE                VARIABLE                VARIABLE
                                             EMERGING MARKETS       NATURAL RESOURCES         INFRASTRUCTURE
                                                 DIVISION                DIVISION                DIVISION
                                          ----------------------  ----------------------  ----------------------
                                             1997        1996        1997        1996        1997        1996
                                          ----------  ----------  ----------  ----------  ----------  ----------
Operations:
  Net investment income (loss)..........  $ (200,012) $ (210,729) $ (246,069) $ (107,139) $  (68,225) $  (22,538)
  Net realized gain (loss) on
   investments..........................   1,728,201   2,569,947   2,832,149   1,296,927     713,970     200,704
  Net unrealized gain (loss) on
   investments..........................  (3,766,102)    919,973  (2,761,942)  1,085,845    (447,579)    436,912
                                          ----------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) in net
     assets resulting from operations...  (2,237,913)  3,279,191    (175,862)  2,275,633     198,166     615,078
  Deposits into Separate Account........   2,609,384   3,819,231   4,014,997   3,910,507   2,336,821   1,855,866
  Transfers to (from) Separate
   Account..............................     523,758   2,368,261  (2,016,970)  9,030,189     822,498   2,122,405
  Withdrawals from Separate Account.....  (1,972,242)   (921,653) (1,475,571)   (357,938)   (619,227)   (167,696)
                                          ----------  ----------  ----------  ----------  ----------  ----------
    Net deposits into Separate
     Account............................   1,160,900   5,265,839     522,456  12,582,758   2,540,092   3,810,575
                                          ----------  ----------  ----------  ----------  ----------  ----------
  Increase (decrease) in net assets.....  (1,077,013)  8,545,030     346,594  14,858,391   2,738,258   4,425,653
  Net assets, beginning of period.......  17,350,007   8,804,977  16,099,669   1,241,278   5,907,513   1,481,860
                                          ----------  ----------  ----------  ----------  ----------  ----------
  Net assets, end of period.............  $16,272,994 $17,350,007 $16,446,263 $16,099,669 $8,645,771  $5,907,513
                                          ----------  ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------  ----------

              See accompanying notes to the financial statements.

                                      D10

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                 For the years ended December 31, 1997 and 1996

--------------------------------------------------------------------------------

                                                                                            VARIABLE
                                    VARIABLE                    VARIABLE               TELECOMMUNICATIONS
                            GROWTH & INCOME DIVISION     LATIN AMERICA DIVISION             DIVISION
                           --------------------------  --------------------------  --------------------------
                               1997          1996          1997          1996          1997          1996
                           ------------  ------------  ------------  ------------  ------------  ------------
Operations:
  Net investment income
   (loss)................  $    705,425  $    388,762  $   (392,175) $    295,291  $   (948,489) $   (772,331)
  Net realized gain
   (loss) on
   investments...........     7,956,869     2,170,219     5,652,203       936,972    16,144,141    11,322,043
  Net unrealized gain
   (loss) on
   investments...........    (2,609,309)    1,946,106    (2,046,668)    2,819,081    (7,331,066)   (1,683,047)
                           ------------  ------------  ------------  ------------  ------------  ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     6,052,985     4,505,087     3,213,360     4,051,344     7,864,586     8,866,665
  Deposits into Separate
   Account...............     4,320,103     4,430,985     2,589,354     2,380,136     4,817,136     9,584,291
  Transfers to (from)
   Separate Account......     8,674,747       850,032     2,508,321    (2,174,243)     (919,250)     (819,084)
  Withdrawals from
   Separate Account......    (5,205,730)   (3,936,966)   (2,847,642)   (1,721,962)   (6,885,267)   (5,542,852)
                           ------------  ------------  ------------  ------------  ------------  ------------
    Net deposits into
     Separate Account....     7,789,120     1,344,051     2,250,033    (1,516,069)   (2,987,381)    3,222,355
                           ------------  ------------  ------------  ------------  ------------  ------------
  Increase (decrease) in
   net assets............    13,842,105     5,849,138     5,463,393     2,535,275     4,877,205    12,089,020
  Net assets, beginning
   of period.............    36,336,720    30,487,582    21,936,782    19,401,507    62,781,637    50,692,617
                           ------------  ------------  ------------  ------------  ------------  ------------
  Net assets, end of
   period................  $ 50,178,825  $ 36,336,720  $ 27,400,175  $ 21,936,782  $ 67,658,842  $ 62,781,637
                           ------------  ------------  ------------  ------------  ------------  ------------
                           ------------  ------------  ------------  ------------  ------------  ------------


                                    VARIABLE
                             INTERNATIONAL DIVISION
                           --------------------------
                               1997          1996
                           ------------  ------------
Operations:
  Net investment income
   (loss)................  $    (67,241) $    (60,474)
  Net realized gain
   (loss) on
   investments...........       569,720       159,406
  Net unrealized gain
   (loss) on
   investments...........       (59,770)      195,612
                           ------------  ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       442,709       294,544
  Deposits into Separate
   Account...............       930,625       811,961
  Transfers to (from)
   Separate Account......       322,481       176,650
  Withdrawals from
   Separate Account......      (578,830)     (222,037)
                           ------------  ------------
    Net deposits into
     Separate Account....       674,276       766,574
                           ------------  ------------
  Increase (decrease) in
   net assets............     1,116,985     1,061,118
  Net assets, beginning
   of period.............     4,490,356     3,429,238
                           ------------  ------------
  Net assets, end of
   period................  $  5,607,341  $  4,490,356
                           ------------  ------------
                           ------------  ------------

              See accompanying notes to the financial statements.

                                      D11

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION
General American Separate Account Twenty-eight and General American Separate Account Twenty-nine (the Separate Accounts) commenced operations on February 10, 1993, and are registered under the Investment Company Act of 1940 (1940 Act) as unit investment trusts. The Separate Accounts receive purchase payments from individual variable annuity contracts issued by General American Life Insurance Company (General American) which may be qualified or non-qualified.

Separate Account Twenty-eight is divided into four divisions and Separate Account Twenty-nine is divided into ten divisions. Each division invests exclusively in shares of a single fund of GT Global Variable Investment Funds (the Funds), an open-end diversified management investment company. Separate Account Twenty-eight invests in the Money Market, Variable Strategic Income, Variable Global Government Income, and Variable U.S. Government Income Funds. Separate Account Twenty-nine invests in the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommunications, Variable International, Variable Emerging Markets, Variable Natural Resources and Variable Infrastructure Funds.

Contractholders have the option of directing their deposits into one or all of the Divisions as well as a fixed account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act. The unit values for the Separate Accounts for all divisions began at $12.00 on February 10, 1993, except the following Divisions of Separate Account Twenty-nine which began at $12.00: the Variable Telecommunications Division on October 18, 1993, the Variable International Division on July 12, 1994, the Variable Emerging Markets Division on July 6, 1994, and the Variable Natural Resources and Variable Infrastructure Divisions on January 31, 1995.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Separate Accounts in the preparation of financial statements. The policies followed are in conformity with generally accepted accounting principles.

(A) INVESTMENTS
The Separate Accounts' investments in the GT Global Variable Funds are valued daily on the respective shares held and based on the net asset values as reported to General American by the Funds at the close of each business day. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Accounts. Share transactions are recorded on the trade date, which is the same as the settlement date.

(B) FEDERAL INCOME TAXES
Under current Federal income tax law, the investment income and capital gains from sales of investments of the Separate Accounts are not taxable. Therefore, no Federal income tax expense has been provided.

(C) DIVIDEND REIMBURSEMENT
Dividends received from the underlying mutual funds are recorded on the ex-dividend date and immediately reinvested on the pay date.

(D) USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 -- CONTRACT CHARGES
MORTALITY AND EXPENSE RISK CHARGE: General American assumes the mortality and expense risks and provides certain administrative services related to operating the Separate Accounts, for which the Separate Accounts are charged an annual fee of 1.25% based on the values at the end of each valuation period. Mortality and expense charges for Separate Account Twenty-eight totaled $821,330 for the period ended December 31, 1997. Mortality and expense charges for Separate Account Twenty-nine totaled $3,526,175 for the period ended December 31, 1997.

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE): Under Separate Account contractual arrangements, General American is entitled to collect payment for sales charges. Contracts are subject to a deferred sales charge contingent upon full surrender of the contract or partial withdrawal of accumulated value. The sales charge is 6% the first contract year, decreasing by 1% each subsequent year. The contingent deferred sales charge will be waived in the event of annuitization after the third year or on death if the date of issue is prior to the annuitant's 80th birthday. Sales charges as a result of surrenders are disclosed in Note 6.

ACCOUNT FEE AND ADMINISTRATIVE CHARGES: General American has the responsibility for the administration of the contract. As reimbursement for account administrative expenses, on the last day of the contract year, General American deducts an account fee. For contracts with accumulated values less than $20,000, the fee is the lesser of $30 or 2% of the accumulated value for contract years ending prior to December 31, 1999. Thereafter, the account fee may be adjusted annually. The account fee is waived for contracts with accumulated values of $20,000 or more. General American charges an amount equal to the lesser of $25 or 2% of the amount transferred, for each transfer in excess of twelve (12) during the contract year, excluding transfers made under the dollar cost averaging program, personal portfolio rebalancing, or interest sweep program and reserves the right to charge a fee to cover the expenses for special handling. Account fees are disclosed in Note 6. General

                                      D12

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

NOTE 3 -- CONTRACT CHARGES (CONT'D)
American also provides certain administrative services for which it charges an administrative charge to the Separate Accounts at an annual rate of 0.15%. Administrative charges for Separate Account Twenty-eight totaled $98,560 for the period ended December 31, 1997. Administrative charges for Separate Account Twenty-nine totaled $423,141 for the period ended December 31, 1997.
PREMIUM TAXES: In states which charge premium taxes, the taxes are withdrawn from the purchase payment or the accumulated value of the contract. Premium taxes are disclosed in Note 6.

NOTE 4 -- PURCHASES AND SALES OF GT GLOBAL VARIABLE INVESTMENT FUND SHARES During the year ended December 31, 1997, cost of purchases and proceeds from sales of GT Global Variable Investment Fund shares were as follows:

SEPARATE ACCOUNT TWENTY-EIGHT                                                      PURCHASES       SALES
--------------------------------------------------------------------------------  ------------  ------------
Money Market Fund...............................................................  $398,907,114  $398,555,506
Variable Strategic Income Fund..................................................    26,524,215    31,587,439
Variable Global Government Income Fund..........................................     3,690,152     5,603,392
Variable U.S. Government Income Fund............................................     4,809,477     3,083,933


SEPARATE ACCOUNT TWENTY-NINE
--------------------------------------------------------------------------------
Variable New Pacific Fund.......................................................  $146,181,144  $150,986,132
Variable Europe Fund............................................................   124,009,001   120,204,583
Variable America Fund...........................................................    33,332,585    34,327,866
Variable Growth & Income Fund...................................................    67,448,716    57,158,630
Variable Latin America Fund.....................................................    36,158,501    33,942,837
Variable Telecommunications Fund................................................    37,146,607    32,830,027
Variable International Fund.....................................................    31,117,346    30,454,098
Variable Emerging Markets Fund..................................................    48,522,195    46,113,702
Variable Natural Resources Fund.................................................    31,544,662    30,397,067
Variable Infrastructure Fund....................................................     4,753,498     1,887,624

NOTE 5 -- ACCUMULATION UNIT ACTIVITY
The following is a summary of the accumulation unit activity for the years ended December 31, 1997 and 1996 for Separate Account Twenty-eight (in thousands):

                                                                                         VARIABLE
                                                                                        STRATEGIC
                                                                        MONEY MARKET      INCOME
                                                                          DIVISION       DIVISION
                                                                        -------------  ------------
                                                                        1997    1996   1997   1996
                                                                        -----  ------  -----  -----
Individual units held:
  Deposits............................................................    866   1,097    132    253
  Transfers...........................................................    236    (462)  (241)    15
  Withdrawals.........................................................   (649)   (303)  (193)  (198)
  Outstanding units, beginning of period..............................  1,490   1,158  1,807  1,737
                                                                        -----  ------  -----  -----
  Outstanding units, end of period....................................  1,943   1,490  1,505  1,807
                                                                        -----  ------  -----  -----
                                                                        -----  ------  -----  -----
General American Life Insurance Company seed money:
  Deposits............................................................      0       0      0      0
  Transfers...........................................................      0       0      0      0
  Withdrawals.........................................................      0       0      0      0
  Outstanding units, beginning of period..............................      0       0      0      0
                                                                        -----  ------  -----  -----
  Outstanding units, end of period....................................      0       0      0      0
                                                                        -----  ------  -----  -----
                                                                        -----  ------  -----  -----

                                                                          VARIABLE      VARIABLE
                                                                           GLOBAL         U.S.
                                                                         GOVERNMENT    GOVERNMENT
                                                                           INCOME        INCOME
                                                                          DIVISION      DIVISION
                                                                        ------------  ------------
                                                                        1997   1996   1997   1996
                                                                        -----  -----  -----  -----
Individual units held:
  Deposits............................................................     62     67    130    137
  Transfers...........................................................   (127)  (141)    54   (142)
  Withdrawals.........................................................   (107)   (76)   (62)   (37)
  Outstanding units, beginning of period..............................    743    893    393    435
                                                                        -----  -----  -----  -----
  Outstanding units, end of period....................................    571    743    515    393
                                                                        -----  -----  -----  -----
                                                                        -----  -----  -----  -----
General American Life Insurance Company seed money:
  Deposits............................................................      0      0      0      0
  Transfers...........................................................      0      0      0      0
  Withdrawals.........................................................      0      0    (17)     0
  Outstanding units, beginning of period..............................      0      0     17     17
                                                                        -----  -----  -----  -----
  Outstanding units, end of period....................................      0      0      0     17
                                                                        -----  -----  -----  -----
                                                                        -----  -----  -----  -----

                                      D13

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

NOTE 5 -- ACCUMULATION UNIT ACTIVITY (CONT'D)
The following is a summary of the accumulation unit activity for the years ended December 31, 1997 and 1996 for Separate Account Twenty-nine (in thousands). There was no activity in Separate Account Twenty-nine relating to General American Life Insurance Company seed money.

                                                    VARIABLE NEW     VARIABLE      VARIABLE
                                                       PACIFIC        EUROPE       AMERICA
                                                      DIVISION       DIVISION      DIVISION
                                                    -------------  ------------  ------------
                                                    1997    1996   1997   1996   1997   1996
                                                    -----  ------  -----  -----  -----  -----
Individual units held:
  Deposits........................................    181     244    129    129    130    268
  Transfers.......................................   (253)     (1)   (26)   163     (5)  (171)
  Withdrawals.....................................   (186)   (154)  (119)   (80)  (248)  (201)
  Outstanding units, beginning of period..........  1,776   1,687  1,182    970  1,802  1,906
                                                    -----  ------  -----  -----  -----  -----
  Outstanding units, end of period................  1,518   1,776  1,166  1,182  1,679  1,802
                                                    -----  ------  -----  -----  -----  -----
                                                    -----  ------  -----  -----  -----  -----


                                                      VARIABLE      VARIABLE
                                                      GROWTH &       LATIN
                                                       INCOME       AMERICA
                                                      DIVISION      DIVISION
                                                    ------------  ------------
                                                    1997   1996   1997   1996
                                                    -----  -----  -----  -----
Individual units held:
  Deposits........................................    238    282    135    150
  Transfers.......................................    469     49    149   (129)
  Withdrawals.....................................   (281)  (253)  (147)  (109)
  Outstanding units, beginning of period..........  2,080  2,002  1,292  1,380
                                                    -----  -----  -----  -----
  Outstanding units, end of period................  2,506  2,080  1,429  1,292
                                                    -----  -----  -----  -----
                                                    -----  -----  -----  -----

                                                      VARIABLE                     VARIABLE
                                                    TELECOMMUNICA-   VARIABLE      EMERGING
                                                        TIONS      INTERNATIONAL   MARKETS
                                                      DIVISION       DIVISION      DIVISION
                                                    -------------  ------------  ------------
                                                    1997    1996   1997   1996   1997   1996
                                                    -----  ------  -----  -----  -----  -----
Individual units held:
  Deposits........................................    235     510     73     72    175    291
  Transfers.......................................    (65)    (54)    45     18     86    205
  Withdrawals.....................................   (317)   (298)   (48)   (20)  (134)   (71)
  Outstanding units, beginning of period..........  3,177   3,019    384    314  1,234    809
                                                    -----  ------  -----  -----  -----  -----
  Outstanding units, end of period................  3,030   3,177    454    384  1,361  1,234
                                                    -----  ------  -----  -----  -----  -----
                                                    -----  ------  -----  -----  -----  -----


                                                      VARIABLE
                                                      NATURAL       VARIABLE
                                                     RESOURCES    INFRASTRUCTURE
                                                      DIVISION      DIVISION
                                                    ------------  ------------
                                                    1997   1996   1997   1996
                                                    -----  -----  -----  -----
Individual units held:
  Deposits........................................    197    203    140    124
  Transfers.......................................   (109)   476     48    141
  Withdrawals.....................................    (71)   (19)   (36)   (12)
  Outstanding units, beginning of period..........    746     86    366    113
                                                    -----  -----  -----  -----
  Outstanding units, end of period................    763    746    518    366
                                                    -----  -----  -----  -----
                                                    -----  -----  -----  -----

NOTE 6 -- SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT
Deposits into the Separate Account are used to purchase shares in GT Global Variable Investment Funds. Net deposits represent the amounts available for investment in such shares after deduction of premium taxes, administrative costs, and surrender charges. Activity for Separate Account Twenty-eight follows.

                                                                                             VARIABLE STRATEGIC
                                                         MONEY MARKET DIVISION                INCOME DIVISION
                                                    --------------------------------  --------------------------------
                                                         1997             1996             1997             1996
                                                    ---------------  ---------------  ---------------  ---------------
Total gross deposits..............................  $    11,762,049  $    14,452,991  $     2,330,258  $     3,968,594
Transfers between fund divisions and General
 American.........................................        3,257,598       (6,048,583)      (4,271,620)         499,563
Surrenders and withdrawals........................       (8,576,294)      (3,849,956)      (3,390,198)      (3,024,036)
                                                    ---------------  ---------------  ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............        6,443,353        4,554,452       (5,331,560)       1,444,121
                                                    ---------------  ---------------  ---------------  ---------------
Deductions:
  Premium taxes...................................           (3,730)          (2,014)             (51)            (546)
  Account Fees....................................          (64,857)         (36,201)          (7,370)         (12,164)
  Surrender charges...............................         (192,554)        (101,577)         (63,731)         (54,253)
                                                    ---------------  ---------------  ---------------  ---------------
    Total deductions..............................         (261,141)        (139,792)         (71,152)         (66,963)
                                                    ---------------  ---------------  ---------------  ---------------
Net deposits into (deductions from) Separate
 Account..........................................  $     6,182,212  $     4,414,660  $    (5,402,712) $     1,377,158
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------

                                                       VARIABLE GLOBAL GOVERNMENT     VARIABLE U.S. GOVERNMENT INCOME
                                                            INCOME DIVISION                       DIVISION
                                                    --------------------------------  --------------------------------
                                                         1997             1996             1997             1996
                                                    ---------------  ---------------  ---------------  ---------------
Total gross deposits..............................  $       861,470  $       880,325  $     1,728,413  $     1,777,642
Transfers between fund divisions and General
 American.........................................       (1,767,441)      (1,896,264)         818,277       (1,851,071)
Surrenders and withdrawals........................       (1,451,204)        (985,931)      (1,059,973)        (471,235)
                                                    ---------------  ---------------  ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............       (2,357,175)      (2,001,870)       1,486,717         (544,664)
                                                    ---------------  ---------------  ---------------  ---------------
Deductions:
  Premium taxes...................................              (81)             (40)             (40)             (40)
  Account Fees....................................           (1,650)          (2,660)          (1,155)          (1,210)
  Surrender charges...............................          (28,151)         (12,861)         (11,409)          (8,064)
                                                    ---------------  ---------------  ---------------  ---------------
    Total deductions..............................          (29,882)         (15,561)         (12,604)          (9,314)
                                                    ---------------  ---------------  ---------------  ---------------
Net deposits into (deductions from) Separate
 Account..........................................  $    (2,387,057) $    (2,017,431) $     1,474,113  $      (553,978)
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------

                                      D14

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

NOTE 6 -- SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONT'D)

                                                     VARIABLE NEW PACIFIC DIVISION        VARIABLE EUROPE DIVISION
                                                    --------------------------------  --------------------------------
                                                         1997             1996             1997             1996
                                                    ---------------  ---------------  ---------------  ---------------
Total gross deposits..............................  $     2,973,353  $     3,858,542  $     2,802,922  $     2,421,423
Transfers between fund divisions and
 General American.................................       (5,841,440)      (1,319,905)      (1,364,288)       2,917,523
Surrenders and withdrawals........................       (2,789,649)      (2,334,135)      (2,584,983)      (1,410,434)
                                                    ---------------  ---------------  ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............       (5,657,736)         204,502       (1,146,349)       3,928,512
                                                    ---------------  ---------------  ---------------  ---------------
Deductions:
  Premium taxes...................................             (510)             (75)            (627)            (708)
  Account Fees....................................          (34,169)         (27,923)         (17,392)         (10,097)
  Surrender charges...............................          (57,861)         (53,067)         (46,967)         (27,325)
                                                    ---------------  ---------------  ---------------  ---------------
    Total deductions..............................          (92,540)         (81,065)         (64,986)         (38,130)
                                                    ---------------  ---------------  ---------------  ---------------
Net deposits into (deductions from)
 Separate Account.................................  $    (5,750,276) $       123,437  $    (1,211,335) $     3,890,382
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------

                                                       VARIABLE AMERICA DIVISION
                                                    --------------------------------
                                                         1997             1996
                                                    ---------------  ---------------
Total gross deposits..............................  $     2,915,843  $     5,700,168
Transfers between fund divisions and
 General American.................................           (7,332)      (3,361,891)
Surrenders and withdrawals........................       (5,643,007)      (4,149,012)
                                                    ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............       (2,734,496)      (1,810,735)
                                                    ---------------  ---------------
Deductions:
  Premium taxes...................................             (649)            (414)
  Account Fees....................................          (15,683)         (19,526)
  Surrender charges...............................         (130,800)         (94,727)
                                                    ---------------  ---------------
    Total deductions..............................         (147,132)        (114,667)
                                                    ---------------  ---------------
Net deposits into (deductions from)
 Separate Account.................................  $    (2,881,628) $    (1,925,402)
                                                    ---------------  ---------------
                                                    ---------------  ---------------

                                                       VARIABLE EMERGING MARKETS         VARIABLE NATURAL RESOURCES
                                                                DIVISION                          DIVISION
                                                    --------------------------------  --------------------------------
                                                         1997             1996             1997             1996
                                                    ---------------  ---------------  ---------------  ---------------
Total gross deposits..............................  $     2,618,157  $     3,824,754  $     4,026,534  $     3,917,604
Transfers between fund divisions and
 General American.................................          523,758        2,368,261       (2,016,970)       9,030,189
Surrenders and withdrawals........................       (1,930,698)        (907,826)      (1,444,994)        (353,717)
                                                    ---------------  ---------------  ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............        1,211,217        5,285,189          564,570       12,594,076
Deductions:
  Premium taxes...................................             (415)               5             (562)               0
  Account Fees....................................           (8,358)          (5,528)         (10,975)          (7,097)
  Surrender charges...............................          (41,544)         (13,827)         (30,577)          (4,221)
                                                    ---------------  ---------------  ---------------  ---------------
    Total deductions..............................          (50,317)         (19,350)         (42,114)         (11,318)
                                                    ---------------  ---------------  ---------------  ---------------
Net deposits into Separate Account................  $     1,160,900  $     5,265,839  $       522,456  $    12,582,758
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------


                                                    VARIABLE INFRASTRUCTURE DIVISION

                                                    --------------------------------
                                                         1997             1996
                                                    ---------------  ---------------
Total gross deposits..............................  $     2,337,828  $     1,856,356
Transfers between fund divisions and
 General American.................................          822,498        2,122,405
Surrenders and withdrawals........................         (607,136)        (165,583)
                                                    ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............        2,553,190        3,813,178
Deductions:
  Premium taxes...................................                0                0
  Account Fees....................................           (1,007)            (490)
  Surrender charges...............................          (12,091)          (2,113)
                                                    ---------------  ---------------
    Total deductions..............................          (13,098)          (2,603)
                                                    ---------------  ---------------
Net deposits into Separate Account................  $     2,540,092  $     3,810,575
                                                    ---------------  ---------------
                                                    ---------------  ---------------

                                      D15

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

NOTE 6 -- SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONT'D)

                                                                VARIABLE                          VARIABLE
                                                        GROWTH & INCOME DIVISION           LATIN AMERICA DIVISION
                                                    --------------------------------  --------------------------------
                                                         1997             1996             1997             1996
                                                    ---------------  ---------------  ---------------  ---------------
Total gross deposits..............................  $     4,331,413  $     4,439,621  $     2,602,831  $     2,386,980
Transfers between fund divisions and General
 American.........................................        8,674,747          850,032        2,508,321       (2,174,243)
Surrenders and withdrawals........................       (5,112,202)      (3,875,684)      (2,791,244)      (1,689,032)
                                                    ---------------  ---------------  ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............        7,893,958        1,413,969        2,319,908       (1,476,295)
                                                    ---------------  ---------------  ---------------  ---------------
Deductions:
  Premium taxes...................................             (479)            (393)            (555)            (850)
  Account Fees....................................          (10,830)          (8,243)         (12,923)          (5,994)
  Surrender charges...............................          (93,529)         (61,282)         (56,397)         (32,930)
                                                    ---------------  ---------------  ---------------  ---------------
    Total deductions..............................         (104,838)         (69,918)         (69,875)         (39,774)
                                                    ---------------  ---------------  ---------------  ---------------
Net deposits into (deductions from) Separate
 Account..........................................  $     7,789,120  $     1,344,051  $     2,250,033  $    (1,516,069)
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------

                                                                VARIABLE                          VARIABLE
                                                      TELECOMMUNICATIONS DIVISION          INTERNATIONAL DIVISION
                                                    --------------------------------  --------------------------------
                                                         1997             1996             1997             1996
                                                    ---------------  ---------------  ---------------  ---------------
Total gross deposits..............................  $     4,855,387  $     9,624,221  $       936,339  $       813,886
Transfers between fund divisions and General
 American.........................................         (919,250)        (819,084)         322,481          176,650
Surrenders and withdrawals........................       (6,748,959)      (5,447,592)        (565,656)        (217,017)
                                                    ---------------  ---------------  ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............       (2,812,822)       3,357,545          693,164          773,519
                                                    ---------------  ---------------  ---------------  ---------------
Deductions:
  Premium taxes...................................           (1,705)          (1,370)               0                0
  Account Fees....................................          (36,546)         (38,560)          (5,715)          (1,925)
  Surrender charges...............................         (136,308)         (95,260)         (13,173)          (5,020)
                                                    ---------------  ---------------  ---------------  ---------------
    Total deductions..............................         (174,559)        (135,190)         (18,888)          (6,945)
                                                    ---------------  ---------------  ---------------  ---------------
Net deposits into (deductions from) Separate
 Account..........................................  $    (2,987,381) $     3,222,355  $       674,276  $       766,574
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------

                                      D16

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                            SCHEDULE OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

SEPARATE ACCOUNT TWENTY-EIGHT:                                                    NO. OF SHARES   MARKET VALUE
--------------------------------------------------------------------------------  -------------   ------------
  GT Global: Money Market Fund..................................................     17,116,690   $ 17,116,690
  GT Global: Variable Strategic Income Fund.....................................      2,072,942     27,756,698
  GT Global: Variable Global Government Income Fund.............................        734,784      8,207,535
  GT Global: Variable U.S. Government Income Fund...............................        622,409      7,282,181


SEPARATE ACCOUNT TWENTY-NINE:
--------------------------------------------------------------------------------
  GT Global: Variable New Pacific Fund..........................................      1,704,846     17,917,927
  GT Global: Variable Europe Fund...............................................      1,362,660     30,687,103
  GT Global: Variable America Fund..............................................      2,057,504     44,606,691
  GT Global: Variable Growth & Income Fund......................................      2,791,092     51,914,308
  GT Global: Variable Latin America Fund........................................      1,622,235     27,496,881
  GT Global: Variable Telecommunications Fund...................................      3,679,542     67,703,571
  GT Global: Variable International Fund........................................        453,774      5,772,006
  GT Global: Variable Emerging Markets Fund.....................................      1,468,275     16,987,937
  GT Global: Variable Natural Resources Fund....................................        820,383     16,571,734
  GT Global: Variable Infrastructure Fund.......................................        526,832      8,613,703

                 See accompanying independent auditors' report.

                                      D17

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT

                        CONDENSED FINANCIAL INFORMATION

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                                     ACCUMULATION    TOTAL UNITS
                                                                                  ACCUMULATION       UNIT VALUE:     OUTSTANDING,
                                                                                  UNIT VALUE:           END OF      END OF PERIOD
                                                                              BEGINNING OF PERIOD*      PERIOD      (IN THOUSANDS)
                                                                              --------------------   ------------   --------------
Money Market Division.................................................  1997         13.30              13.75            1,943
                                                                        1996         12.87              13.30            1,490
                                                                        1995         12.40              12.87            1,158
                                                                        1994         12.15              12.40            1,572
                                                                        1993         12.00              12.15              303

Variable Strategic Income Division....................................  1997         17.46              18.45            1,505
                                                                        1996         14.56              17.46            1,807
                                                                        1995         12.36              14.56            1,737
                                                                        1994         15.11              12.36            1,886
                                                                        1993         12.00              15.11            1,187

Variable Global Government Income Division............................  1997         13.95              14.36              571
                                                                        1996         13.33              13.95              743
                                                                        1995         11.66              13.33              893
                                                                        1994         12.95              11.66              825
                                                                        1993         12.00              12.95              464

Variable U.S. Government Income Division..............................  1997         13.29              14.19              515
                                                                        1996         13.18              13.29              410
                                                                        1995         11.65              13.18              452
                                                                        1994         12.61              11.65              205
                                                                        1993         12.00              12.61               69

--------------
* At inception of Separate Account on February 10, 1993.

                 See accompanying independent auditors' report.

                                      D18

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                        CONDENSED FINANCIAL INFORMATION

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                                     ACCUMULATION    TOTAL UNITS
                                                                                  ACCUMULATION       UNIT VALUE:     OUTSTANDING,
                                                                                  UNIT VALUE:           END OF      END OF PERIOD
                                                                              BEGINNING OF PERIOD*      PERIOD      (IN THOUSANDS)
                                                                              --------------------   ------------   --------------
Variable New Pacific Division.........................................  1997         17.41              10.11            1,518
                                                                        1996         13.48              17.41            1,776
                                                                        1995         13.70              13.48            1,687
                                                                        1994         15.87              13.70            1,410
                                                                        1993         12.00              15.87              492
Varible Europe Division...............................................  1997         20.62              23.41            1,166
                                                                        1996         16.05              20.62            1,182
                                                                        1995         14.84              16.05              970
                                                                        1994         15.14              14.84            1,007
                                                                        1993         12.00              15.14              349
Variable America Division.............................................  1997         23.02              26.08            1,679
                                                                        1996         19.69              23.02            1,802
                                                                        1995         15.93              19.69            1,906
                                                                        1994         13.59              15.93              953
                                                                        1993         12.00              13.59              117
Variable Growth & Income Division.....................................  1997         17.47              20.02            2,506
                                                                        1996         15.23              17.47            2,080
                                                                        1995         13.37              15.23            2,002
                                                                        1994         13.96              13.37            1,908
                                                                        1993         12.00              13.96              827
Variable Latin America Division.......................................  1997         16.98              19.18            1,429
                                                                        1996         14.06              16.98            1,292
                                                                        1995         18.79              14.06            1,380
                                                                        1994         17.46              18.79            1,412
                                                                        1993         12.00              17.46              463
Variable Telecommunications Division..................................  1997         19.76              22.33            3,030
                                                                        1996         16.79              19.76            3,177
                                                                        1995         13.77              16.79            3,019
                                                                        1994         13.03              13.77            2,612
                                                                        1993         12.00              13.03              605
Variable International Division.......................................  1997         11.70              12.34              454
                                                                        1996         10.94              11.70              384
                                                                        1995         11.22              10.94              314
                                                                        1994         12.00              11.22              172
Variable Emerging Markets Division....................................  1997         14.06              11.96            1,361
                                                                        1996         10.88              14.06            1,234
                                                                        1995         11.93              10.88              809
                                                                        1994         12.00              11.93              574
Variable Natural Resources Division...................................  1997         21.57              21.54              763
                                                                        1996         14.47              21.57              746
                                                                        1995         12.00              14.47               86
Variable Infrastructure Division......................................  1997         16.13              16.71              518
                                                                        1996         13.10              16.13              366
                                                                        1995         12.00              13.10              113

--------------
* At inception of Separate Account on February 10, 1993, except for the Variable Telecommunications Division, which commenced operations on October 18, 1993; the Variable International Growth Division, which commenced operations on July 12, 1994; the Variable Emerging Markets Division, which commenced operations on July 6, 1994; and the Variable Natural Resources Division and Variable Infrastructure Division which commenced operations on January 31, 1995.

                 See accompanying independent auditors' report.

                                      D19

GT GLOBAL
ALLOCATOR

FUNDS'
FINANCIAL
STATEMENTS

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of the GT Global Variable Investment Trust comprising the following Funds: GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Telecommunications Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Infrastructure Fund, GT Global Variable Natural Resources Fund, and the GT Global Variable Investment Series comprising the following Funds: GT Global Variable America Fund, GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Money Market Fund, and GT Global Variable International Fund (collectively, "the Funds"):

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 1997, the related statements of operations for the year then ended, the related statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 1997, the results of their operations for the year then ended, the related changes in their net assets for each of the two years in the period then ended and financial highlights for each of periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 17, 1998

                                       F1

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Government & Government Agency Obligations (67.0%)
  Argentina (2.7%)
    Republic of Argentina:
      Government Bond, 9.75% due 9/19/27 ...................   USD             301,000   $   289,261         1.0
      Global Bond, 11% due 10/9/06 .........................   USD             228,000       244,245         0.9
      Global Bond, 11.375% due 1/30/17 .....................   USD             200,000       219,250         0.8
  Australia (2.2%)
    Commonwealth of Australia, 7.5% due 9/15/09 ............   AUD             850,000       616,866         2.2
  Brazil (2.9%)
    Republic of Brazil:
      C Bond, 4.5% (5% at 4/98) due 4/15/14 (Combined rate
       at year end is 8%, including "payment-in-kind"
       bonds)[.] ++ ........................................   USD             696,699       547,779         1.9
      Par Z-L Bond, 5.25% (5.50% at 4/98) due 4/15/24++ ....   USD             376,000       272,600         1.0
  Bulgaria (2.0%)
    Republic of Bulgaria:
      Interest Arrears Bond, 6.5625% due 7/28/11 - Euro+ ...   USD             442,000       324,318         1.1
      Front Loaded Interest Reduction Bond Series A, 2.25%
       (2.5% at 7/98) due 7/28/12++ ........................   USD             428,000       260,813         0.9
  Canada (1.7%)
    Canadian Government, 8.75% due 12/1/05 .................   CAD             586,000       492,325         1.7
  Colombia (0.5%)
    Republic of Colombia, 8.7% due 2/15/16 .................   USD             154,000       150,150         0.5
  Costa Rica (0.3%)
    Banco Central de Costa Rica, Principal Bond Series A,
     6.25% due 5/21/10 .....................................   USD             100,000        86,000         0.3
  Ecuador (1.0%)
    Ecuador, Past Due Interest Bond, 6.6875% due 2/27/15 -
     144A[.] + {.} .........................................   USD             426,488       279,350         1.0
  France (1.5%)
    French O.A.T., 7.25% due 4/25/06 .......................   FRF           2,200,000       415,436         1.5
  Germany (7.9%)
    Deutschland Republic:
      6% due 1/5/06 ........................................   DEM           2,380,000     1,388,830         4.9
      6.25% due 1/4/24 .....................................   DEM             500,000       292,105         1.0
    Treuhandanstalt, 7.125% due 1/29/03 ....................   DEM             946,000       578,488         2.0
  Italy (4.3%)
    Italian Buoni Poliennali del Tesoro (BTPS), 9.5% due
     2/1/99 ................................................   ITL       1,260,000,000       744,740         2.6
    Italian Government, 7.25% due 11/1/26 ..................   ITL         750,000,000       493,778         1.7
  Mexico (3.6%)
    United Mexican States:
      Global Bond, 11.375% due 9/15/16+/+ ..................   USD             363,000       417,904         1.5
      Global Bond, 11.5% due 5/15/26+/+ ....................   USD             335,000       397,813         1.4
      Global Bond, 9.875% due 1/15/07+/+ ...................   USD             200,000       209,250         0.7
  Netherlands (1.4%)
    Netherlands Government Bond, 5.75% due 2/15/07 .........   NLG             800,000       407,656         1.4

    The accompanying notes are an integral part of the financial statements.

                                       F2

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Government & Government Agency Obligations (Continued)
  New Zealand (1.6%)
    New Zealand Government, 8% due 4/15/04 .................   NZD             750,000   $   452,733         1.6
  Nigeria (1.2%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20+/+ ...........................................   USD             500,000       350,000         1.2
  Panama (3.3%)
    Republic of Panama:
      Interest Reduction Bond, 3.75% (4% at 7/98) due
       7/17/14++ {.} .......................................   USD             959,000       737,231         2.6
      7.875% due 2/13/02 - 144A{.} .........................   USD             200,000       194,000         0.7
  Peru (0.7%)
    Republic of Peru, Past Due Interest Bond, 4% (4.5% at
     3/99)
     due 3/7/17 - Euro++ ...................................   USD             312,000       205,335         0.7
  Russia (4.3%)
    Russia Principal Loans Floating Rate Note, 6.72% due
     12/15/20 ..............................................   USD           1,007,208       623,839         2.2
    Russia Interest Notes Floating Rate Note, 6.72% due
     12/15/15 ..............................................   USD             448,392       317,237         1.1
    Russian Ministry of Finance:
      3% due 5/14/11 - GDR - 144A{.} .......................   USD             390,000       176,475         0.6
      3% due 5/14/06 - GDR - 144A{.} .......................   USD             229,000       128,956         0.4
  South Africa (3.3%)
    Republic of South Africa, 13% due 8/31/10 ..............   ZAR           4,800,000       940,016         3.3
  Spain (1.9%)
    Government of Spain, 10.5% due 10/30/03 ................   ESP          65,000,000       536,944         1.9
  Sweden (0.7%)
    Swedish Government, 8% due 8/15/07 .....................   SEK           1,300,000       187,248         0.7
  United Kingdom (5.4%)
    United Kingdom Conversion, 9.5% due 4/18/05 ............   GBP             430,000       829,639         2.9
    United Kingdom Treasury, 7.5% due 12/7/06 ..............   GBP             400,000       706,076         2.5
  United States (10.9%)
    United States Treasury:
      6.875% due 8/15/25{j} ................................   USD           1,025,000     1,142,855         4.0
      5.875% due 9/30/02{j} ................................   USD             896,000       901,320         3.2
      6.50% due 10/15/06 ...................................   USD             700,000       732,990         2.6
    Federal National Mortgage Association, 7.25% due
     6/20/02 ...............................................   NZD             550,000       312,591         1.1
  Uruguay (0.7%)
    Banco Central del Uruguay, Par Bond Series B, 6.75% due
     2/19/21+/+ ............................................   USD             250,000       212,500         0.7
  Venezuela (1.0%)
    Republic of Venezuela, 9.25% due 9/15/27+/+ ............   USD             315,000       282,555         1.0
                                                                                         -----------
Total Government & Government Agency Obligations (cost
 $18,862,843) ..............................................                              19,099,497
                                                                                         -----------
Corporate Bonds (12.3%)
  Argentina (0.5%)
    Industrias Metallurgicas Pescarmona S.A. (IMPSA), 9.5%
     due 5/31/02 - 144A{.} .................................   USD             100,000        96,875         0.3
    Acindar Industrial Argentina, 11.25% due 2/15/04 .......   USD              49,000        48,265         0.2

    The accompanying notes are an integral part of the financial statements.

                                       F3

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Corporate Bonds (Continued)
  Brazil (1.4%)
    Banco Do Brasil (Cayman), 9.375% due 6/15/07 ...........   USD             354,000   $   306,210         1.1
    Comtel Brasileira Ltd. "A", 10.75% due 9/26/04 -
     144A{.} ...............................................   USD             100,000        97,120         0.3
  Canada (0.2%)
    Trench Electric & Trench, Inc., 10.25% due 12/15/07 -
     144A{.} ...............................................   USD              55,000        55,963         0.2
  China (0.9%)
    Panda Global Energy Co., 12.5% due 4/15/04{.} ..........   USD             198,000       180,180         0.6
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} ......   USD             100,000        80,000         0.3
  Dominican Republic (0.3%)
    Tricom S.A., 11.375% due 9/1/04 - 144A{.} ..............   USD              89,000        87,199         0.3
  Ecuador (0.4%)
    Pacalta Resources Ltd., 10.75% due 6/15/04 - 144A{.} ...   USD             106,000       102,820         0.4
  Hong Kong (0.6%)
    GS Superhighway Holdings, 9.875% due 8/15/04 -
     144A{.} ...............................................   USD             100,000        89,000         0.3
    Road King Infrastructure, 9.5% due 7/15/07 - 144A{.} ...   USD             100,000        83,000         0.3
  India (0.4%)
    Tata Electric Co., 8.5% due 8/19/17 - 144A{.} ..........   USD             149,000       122,627         0.4
  Indonesia (0.7%)
    DGS International Finance Co., 10% due 6/1/07 -
     144A{.} ...............................................   USD             177,000       142,485         0.5
    Pratama Datakom Asia BV, 12.75% due 7/15/05 -
     144A{.} ...............................................   USD              76,000        45,600         0.2
  Jamaica (0.4%)
    Mechala Group Jamaica:
      12.75% due 12/30/99 - Series B .......................   USD              95,000        90,250         0.3
      12.75% due 12/30/99 - Reg S{c} .......................   USD              44,000        41,800         0.1
  Mexico (2.2%)
    Petroleos Mexicanos:
      9.5% due 9/15/27 - 144A{.} ...........................   USD             286,000       285,285         1.0
      8.85% due 9/15/07 - 144A{.} ..........................   USD             143,000       141,391         0.5
    Fideicomiso Petacalco Trust:
      10.16% due 12/23/09 - Reg S{c} .......................   USD             100,000       102,500         0.4
      10.16% due 12/23/09 - 144A{.} ........................   USD              78,000        79,950         0.3
  Russia (0.7%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ...............................................   USD              94,000       135,595         0.5
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} .....   USD              67,000        57,620         0.2
  South Africa (0.1%)
    Eskom, 11% due 6/1/08 ..................................   ZAR             188,000        32,594         0.1
  United States (3.5%)
    Globalstar LP Capital, 11.375% due 2/15/04 .............   USD             150,000       150,750         0.5
    Chase Manhattan Corp., 6.25% due 1/15/06 ...............   USD             152,000       149,912         0.5
    General Motors Acceptance Corp., 6.625% due 10/15/05 ...   USD             143,000       145,004         0.5
    Riddell Sports, Inc., 10.5% due 7/15/07 ................   USD             135,000       140,063         0.5
    Trump Atlantic Association Funding, Inc., 11.25% due
     5/1/06 ................................................   USD             135,000       131,288         0.5
    ACME Metal, Inc., 10.875% due 12/15/07 - 144A{.} .......   USD             100,000        98,750         0.3

    The accompanying notes are an integral part of the financial statements.

                                       F4

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Corporate Bonds (Continued)
    Chancellor Media Corp., 8.125% due 12/15/07 -
     144A{.} ...............................................   USD              75,000   $    73,313         0.3
    Penn National Gaming, Inc., 10.625% due 12/15/04 -
     144A{.} ...............................................   USD              55,000        57,475         0.2
    Delco Remy International, Inc., 8.625% due 12/15/07 ....   USD              40,000        40,811         0.1
    Pillowtex Corp., 9% due 12/15/07 - 144A{.} .............   USD              25,000        25,625         0.1
                                                                                         -----------
Total Corporate Bonds (cost $3,659,189) ....................                               3,517,320
                                                                                         -----------
Mortgage Backed (8.2%)
  Denmark (1.0%)
    Realkredit Danmark, 6% due 10/1/26 .....................   DKK           1,963,000       278,121         1.0
  United States (7.2%)
    Government National Mortgage Association TBA Pass Thru
     Pool, 6.5% due 1/15/28[::] ............................   USD           1,300,000     1,287,000         4.5
    Federal National Mortgage Association Pool #313439, 7%
     due 3/1/04 ............................................   USD             751,475       762,278         2.7
                                                                                         -----------
Total Mortgage Backed (cost $2,302,342) ....................                               2,327,399
                                                                                         -----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $24,824,374) ..........                              24,944,216        87.5
                                                                                         -----------       -----

                                                                          UNDERLYING        VALUE        % OF NET
OPTIONS                                                       CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
  Federal Republic of Brazil Debt Conversion Bond, Call
   Option, strike 82.25, expires 1/12/98 (cost $36,864) ....   USD           2,048,000            --          --
                                                                                         -----------       -----
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

                                                                           PRINCIPAL        VALUE        % OF NET
SHORT-TERM INVESTMENTS                                        CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Commercial Paper - Discounted (4.4%)
  United States (4.4%)
    Ford Motor Credit Corp., effective yield 5.80%, due
     1/22/98
     (cost $1,245,785) .....................................   USD           1,250,000     1,245,785         4.4
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F5

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
------------------------------------------------------------                             -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust
   Co., due January 2, 1998, for an effective yield of
   5.80%, collateralized by $2,530,000 U.S. Treasury Notes,
   7.875% due 11/15/07 (market value of collateral is
   $2,776,675, including accrued interest).
   (cost $2,721,000)  ......................................                             $ 2,721,000         9.5
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $28,828,023)  * ....................                              28,911,001       101.4
Other Assets and Liabilities ...............................                                (414,309)       (1.4)
                                                                                         -----------       -----

NET ASSETS .................................................                             $28,496,692       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
         ++ The coupon rate shown on step-up or pay-up coupon bond represents the rate at period end.
        [.]  Each unit represents 3 "B" shares and 1 "C" share.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities. See Note 1 to the Financial Statements.
       [::]  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $28,874,506 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     921,540
                 Unrealized depreciation:              (885,045)
                                                  -------------
                 Net unrealized appreciation:     $      36,495
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F6

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                          MARKET VALUE                            UNREALIZED
                                             (U.S.         CONTRACT    DELIVERY  APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)        PRICE        DATE    (DEPRECIATION)
----------------------------------------  ------------   ------------  --------  ------------
British Pounds..........................    1,331,887         0.62123    2/5/98   $   19,981
British Pounds..........................      653,687         0.60397    2/5/98       (8,593)
Deutsche Marks..........................    1,603,656         1.81000    2/5/98       13,656
Deutsche Marks..........................    1,578,855         1.77087    2/5/98      (21,145)
Deutsche Marks..........................      745,780         1.74950    2/5/98      (19,220)
Deutsche Marks..........................      445,785         1.70250    2/5/98      (24,112)
Deutsche Marks..........................      325,089         1.82070    2/5/98        4,663
Deutsche Marks..........................      175,930         1.77285    2/5/98       (2,157)
Italian Liras...........................      480,917      1697.67998    2/5/98      (20,061)
Italian Liras...........................       50,891      1766.50009    2/5/98          (58)
Netherland Guilders.....................      405,446         1.97453    2/5/98       (9,843)
Spanish Pesetas.........................      538,929       148.86800    2/5/98      (11,894)
                                          ------------                           ------------
    Total Contracts to Buy (Payable
     amount $8,415,635).................    8,336,852                                (78,783)
                                          ------------                           ------------
THE VALUE OF CONTRACTS TO BUY AS PERCENTAGE OF NET ASSETS IS 29.26%.

CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................      567,324         1.41533    2/5/98       47,375
Canadian Dollars........................       17,520         1.39800    2/5/98          362
British Pounds..........................    1,331,887         0.59613    2/5/98       35,276
British Pounds..........................      915,161         0.62274    2/5/98      (15,913)
Deutsche Marks..........................    2,612,370         1.71600    2/5/98      119,638
Deutsche Marks..........................    1,326,553         1.72000    2/5/98       57,525
Deutsche Marks..........................      947,313         1.71800    2/5/98       42,230
Deutsche Marks..........................      443,891         1.77023    2/5/98        6,109
Deutsche Marks..........................       51,305         1.71600    2/5/98        2,350
Italian Liras...........................      531,807      1696.15001    2/5/98       22,684
Netherland Guilders.....................      405,446         1.93000    2/5/98       19,425
New Zealand Dollars.....................      768,156         1.60256    2/5/98       58,644
South African Rand......................      687,183         5.04500   1/30/98      (19,274)
Spanish Pesetas.........................      538,929       145.00000    2/5/98       26,588
                                          ------------                           ------------
    Total Contracts to Sell (Receivable
     amount $11,547,864)................   11,144,845                                403,019
                                          ------------                           ------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 39.11%.
    Total Open Forward Foreign Currency
     Contracts, Net.....................                                          $  324,236
                                                                                 ------------
                                                                                 ------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Government & Government Agency Obligations (56.5%)
  Australia (4.8%)
    Commonwealth of Australia, 7.5% due 9/15/09 ...............   AUD           540,000   $  391,891         4.8
  Canada (1.9%)
    Canadian Government, 7.25% due 6/1/07 .....................   CAD           205,000      160,508         1.9
  Germany (4.9%)
    Deutschland Republic:
      7.5% due 11/11/04 .......................................   DEM           350,000      220,995         2.7
      6% due 1/5/06 ...........................................   DEM           305,000      177,980         2.2
  Italy (12.3%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      7.75% due 9/15/01 .......................................   ITL       730,000,000      450,676         5.5
      9% due 11/1/23 ..........................................   ITL       370,000,000      289,219         3.5
      7.25% due 11/1/26 .......................................   ITL       410,000,000      269,932         3.3
  New Zealand (1.9%)
    New Zealand Government, 8% due 4/15/04 ....................   NZD           260,000      156,948         1.9
  Spain (2.5%)
    Spain Government, 10.5% due 10/30/03 ......................   ESP        25,000,000      206,517         2.5
  Sweden (2.8%)
    Swedish Government, 8% due 8/15/07 ........................   SEK         1,600,000      230,459         2.8
  United Kingdom (7.0%)
    United Kingdom Treasury Conversion, 9.5% due 4/18/05 ......   GBP           260,000      501,642         6.1
    United Kingdom Treasury, 7.25% due 12/7/07 ................   GBP            40,000       70,341         0.9
  United States (17.2%)
    United States Treasury:
      8% due 11/15/21 .........................................   USD           550,000      685,824         8.3
      6.375% due 8/15/27 ......................................   USD           230,000      242,735         2.9
      6.625% due 5/15/07 ......................................   USD            50,000       52,953         0.6
    Federal National Mortgage Association:
      7.25% due 6/20/02 .......................................   NZD           550,000      312,591         3.8
      6.375% due 8/15/07 ......................................   AUD           200,000      132,013         1.6
  Uruguay (1.2%)
    Republic of Uruguay, 7.875% due 7/15/27 - 144A{.} .........   USD           100,000       98,500         1.2
                                                                                          ----------
Total Government & Government Agency Obligations (cost
 $4,661,639) ..................................................                            4,651,724
                                                                                          ----------
Corporate Bonds (17.4%)
  Germany (1.9%)
    Commerzbank O/S Financial, 8.5% due 5/13/02 ...............   NZD           160,000       94,359         1.1
    Kredit Fuer Wiederaufbau International Finance, 7.25% due
     7/16/07 ..................................................   AUD           100,000       68,897         0.8
  New Zealand (3.5%)
    Transpower Finance Ltd., 8% due 3/15/02 ...................   NZD           500,000      290,052         3.5
  South Africa (4.7%)
    Eskom, 11% due 6/1/08 .....................................   ZAR         1,500,000      260,059         3.2
    Transnet Ltd., 7.5% due 4/1/08 ............................   ZAR           860,000      116,071         1.4
    Development Bank of South Africa, due 12/31/27 ............   ZAR         2,000,000       11,565         0.1

    The accompanying notes are an integral part of the financial statements.

                                       F8

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Corporate Bonds (Continued)
  Tunisia (2.9%)
    Banque Centrais de Tunisie, 8.25% due 9/19/27 .............   USD           250,000   $  241,250         2.9
  United Kingdom (4.4%)
    SBC Jersey, 8.75% due 6/20/05 .............................   GBP           200,000      359,297         4.4
                                                                                          ----------
Total Corporate Bonds (cost $1,527,587) .......................                            1,441,550
                                                                                          ----------
Mortgage Backed (13.5%)
  Denmark (5.4%)
    Realkredit Bank, 7% due 10/1/29 ...........................   DKK         3,093,000      447,049         5.4
  United States (8.1%)
    Government National Mortgage Association:
      Pool #462363, 7% due 11/15/27 ...........................   USD           271,976      274,228         3.3
      Pool #780515, 9.5% due 12/15/21 .........................   USD           123,991      134,879         1.6
    Salomon Brothers Mortgage Securities VII Series 1997 - HUD1
     Class AWAC, 6.0867% due 12/25/30 .........................   USD           176,549      179,409         2.2
    Federal Home Loan Mortgage Association Pool #E62449, 8.5%
     due 3/1/10 ...............................................   USD            75,886       80,911         1.0
                                                                                          ----------
Total Mortgage Backed (cost $1,108,067) .......................                            1,116,476
                                                                                          ----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $7,297,293) ..............                            7,209,750        87.4
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998 for an effective yield of 5.80%
   collateralized by $55,000 U.S. Treasury Notes, 7.875% due
   11/15/07 (market value of collateral is $60,363, including
   accrued interest). (cost $55,000)  .........................                               55,000         0.6
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,352,293)  * ........................                            7,264,750        88.0
Other Assets and Liabilities ..................................                              986,277        12.0
                                                                                          ----------       -----

NET ASSETS ....................................................                           $8,251,027       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $7,358,003 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     166,538
                 Unrealized depreciation:              (259,791)
                                                  -------------
                 Net unrealized depreciation:     $     (93,253)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                          MARKET VALUE                           UNREALIZED
                                             (U.S.        CONTRACT    DELIVERY  APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)        PRICE       DATE    (DEPRECIATION)
----------------------------------------  ------------   -----------  --------  ------------
Australian Dollars......................      144,127        1.47347    2/5/98   $   (5,873)
British Pounds..........................    2,614,746        0.63411    2/5/98       91,531
British Pounds..........................      571,976        0.62087    2/5/98        8,248
British Pounds..........................      170,286        0.59265    2/5/98       (5,537)
British Pounds..........................       85,352        0.60391    2/5/98       (1,131)
Danish Kroner...........................       83,513        6.68900    2/5/98       (1,854)
Deutsche Marks..........................    2,976,582        1.86050    2/5/98      105,453
Deutsche Marks..........................    2,771,562        1.84900    2/5/98       81,562
Deutsche Marks..........................      443,759        1.76970    2/5/98       (6,241)
Deutsche Marks..........................      424,071        1.74950    2/5/98      (10,929)
Deutsche Marks..........................      278,616        1.82590    2/5/98        4,778
Deutsche Marks..........................      267,738        1.85468    2/5/98        8,674
Deutsche Marks..........................      195,009        1.74980    2/5/98       (4,991)
Deutsche Marks..........................      194,173        1.74230    2/5/98       (5,827)
Deutsche Marks..........................       74,874        1.77285    2/5/98         (918)
Italian Liras...........................      691,697    1,747.52000    2/5/98       (8,303)
Italian Liras...........................      441,505    1,732.32000    2/5/98       (9,220)
Italian Liras...........................      244,196    1,699.54001    2/5/98       (9,908)
Italian Liras...........................       98,473    1,741.50000    2/5/98       (1,527)
New Zealand Dollars.....................      115,948        1.61031    2/5/98       (8,252)
Swedish Kronor..........................       82,314        7.49385    2/5/98       (4,777)
Swedish Kronor..........................       35,618        7.42040    2/5/98       (2,440)
                                          ------------                          ------------
    Total Contracts to Buy (Payable
     amount $12,793,617)................   13,006,135                               212,518
                                          ------------                          ------------
THE VALUE OF CONTRACTS TO BUY AS PERCENTAGE OF NET ASSETS IS 157.63%.

CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................      499,578        1.41533    2/5/98       41,718
Australian Dollars......................       95,492        1.46439    2/5/98        4,508
British Pounds..........................    3,186,722        0.59613    2/5/98       84,403
British Pounds..........................      255,638        0.60165    2/5/98        4,362
Canadian Dollars........................      156,013        1.39136    2/5/98        3,987
Danish Kroner...........................      186,301        6.52300    2/5/98        8,981
Deutsche Marks..........................    5,081,816        1.71600    2/5/98      232,730
Deutsche Marks..........................    1,593,962        1.71600    2/5/98       72,998
Deutsche Marks..........................      569,978        1.71800    2/5/98       25,409
Deutsche Marks..........................      412,351        1.79459    2/5/98       18,266
Deutsche Marks..........................      145,096        1.73592    2/5/98        4,904
Italian Liras...........................    1,102,631    1,696.15000    2/5/98       47,032
Italian Liras...........................      295,581    1,696.90000    2/5/98       12,472
Italian Liras...........................      213,888    1,697.70003    2/5/98        8,919
New Zealand Dollars.....................    1,001,792        1.60256    2/5/98       76,481
South African Rand......................      262,054        4.97100   1/16/98       (5,567)
Swedish Kronor..........................      117,932        7.47700    2/5/98        7,126
                                          ------------                          ------------
    Total Contracts to Sell (Receivable
     amount $15,825,554)................   15,176,825                               648,729
                                          ------------                          ------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 183.94%.
    Total Open Forward Foreign Currency
     Contracts, Net.....................                                         $  861,247
                                                                                ------------
                                                                                ------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                             PRINCIPAL      VALUE        % OF NET
FIXED INCOME INVESTMENTS                                         CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Government & Government Agency Obligations (52.5%)
  United States Treasury:
    5.625% due 2/15/06{z} .....................................   USD         1,000,000   $  988,945        13.4
    7.625% due 2/15/25 ........................................   USD           600,000      728,039         9.9
    5.75% due 8/15/03 .........................................   USD           650,000      650,660         8.8
    5.25% due 1/31/01 .........................................   USD           350,000      345,748         4.7
    5.875% due 2/15/04 ........................................   USD           100,000      100,871         1.4
  Tennessee Valley Authority Series A, 6.375% due 6/15/05 .....   USD           400,000      407,000         5.5
  Student Loan Marketing Assoc., 7.5% due 3/8/00 ..............   USD           350,000      361,430         4.9
  Federal Home Loan Bank, 6.79% due 2/5/02 ....................   USD           100,000      100,229         1.4
  Federal National Mortgage Association, 6.8% due 1/10/03 .....   USD            90,000       93,318         1.3
  Financial Assistance Corp., 9.375% due 7/21/03 ..............   USD            75,000       86,993         1.2
                                                                                          ----------
Total Government & Government Agency Obligations (cost
 $3,752,658) ..................................................                            3,863,233
                                                                                          ----------
Mortgage Backed (24.7%)
    Federal National Mortgage Association:
      TBA Pass Thru, 7% due 1/25/28[::] .......................   USD           500,000      503,750         6.8
      Pool #398668, 6.5% due 9/1/27 ...........................   USD           348,825      344,518         4.7
      Pool #363939, 7% due 3/1/04 .............................   USD           188,994      191,711         2.6
      Pool #356801, 6% due 12/1/08 ............................   USD           130,034      128,210         1.7
    Government National Mortgage Association:
      Pool # 780523, 7.5% due 3/15/08 .........................   USD           282,707      290,923         3.9
      TBA Pass Thru Pool, 7% due 1/15/28[::] ..................   USD           150,000      151,266         2.1
    Federal Home Loan Mortgage Corp. Series 1462 PL due
     7/15/21 ..................................................   USD           155,000      157,664         2.1
    Salomon Brothers Mortgage Securities VII Series 1997 -
     HUD1 Class AWAC, 6.0867% due 12/25/30 ....................   USD            57,378       58,308         0.8
                                                                                          ----------
Total Mortgage Backed (cost $1,814,243) .......................                            1,826,350
                                                                                          ----------
Supranational Bonds (7.5%)
    International Bank of Reconstruction & Development, 5.25%
     due 9/16/03 ..............................................   USD           350,000      341,469         4.6
    Asian Development Bank, 8% due 4/30/01 ....................   USD           200,000      212,074         2.9
                                                                                          ----------
Total Supranational Bonds (cost $524,815) .....................                              553,543
                                                                                          ----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $6,091,716) ..............                            6,243,126        84.7
                                                                                          ----------       -----


                                                                             PRINCIPAL      VALUE        % OF NET
SHORT-TERM INVESTMENTS                                           CURRENCY     AMOUNT       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Commercial Paper - Discounted (8.8%)
  United States (8.8%)
    Ford Motor Credit Corp., effective yield 5.77%, due
     1/14/98 ..................................................   USD           250,000      249,480         3.4
    General Electric Co., effective yield 5.82%, due
     1/14/98 ..................................................   USD           250,000      249,476         3.4
    Associates Corp., effective yield 5.77%, due 1/22/98 ......   USD           150,000      149,497         2.0
                                                                                          ----------
Total Commercial Paper - Discounted (cost $648,453) ...........                              648,453
                                                                                          ----------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $648,453) ..................                              648,453         8.8
                                                                                          ----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F11

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $960,000 U.S. Treasury Notes, 7.875% due
   11/15/07 (market value of collateral is $1,053,600,
   including accrued interest). (cost $1,031,000)  ............                           $1,031,000        14.0
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,771,169)  * ........................                            7,922,579       107.5
Other Assets and Liabilities ..................................                             (549,943)       (7.5)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $7,372,636       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

        {z} All or part of the Fund's holdings in this security is segregated as collateral for when issued securities. See Note 1 to the Financial Statements.
       [::]  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $7,779,279 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     151,843
                 Unrealized depreciation:                (8,543)
                                                  -------------
                 Net unrealized appreciation:     $     143,300
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F12

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (29.1%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ..............   BRZL               --            --        10.6
    TELEPHONE NETWORKS
    ADR{\/} ..................................................   --             18,270   $ 2,127,315          --
    Common ...................................................   --          9,005,510       915,883          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ............   MEX            14,500       812,906         2.8
    TELEPHONE NETWORKS
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ....................................................   BRZL        2,780,000       660,125         2.3
    BUSINESS & PUBLIC SERVICES
  Nortel Inversora S.A. - ADR{\/} ............................   ARG            19,700       502,350         1.7
    TELEPHONE - REGIONAL/LOCAL
  Telefonica del Peru S.A. - ADR{\/} .........................   PERU           21,600       502,200         1.7
    TELEPHONE NETWORKS
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} ..........   CHLE           15,000       448,125         1.6
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ...............   BRZL               --            --         1.4
    TELEPHONE NETWORKS
    Preferred ................................................   --          1,009,176       268,563          --
    Common-/- ................................................   --            693,000       157,720          --
  Telecomunicacoes do Rio de Janeiro S.A. (TELERJ)
   Preferred .................................................   BRZL        3,705,228       385,131         1.3
    TELEPHONE NETWORKS
  Controladora Comercial Mexicana, S.A. de C.V.: .............   MEX                --            --         1.2
    RETAILERS-FOOD
    UBC[.] ...................................................   --            240,000       312,940          --
    GDR{\/} ..................................................   --              1,100        28,531          --
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ...................................................   VENZ            7,900       328,838         1.1
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} .................   MEX             7,400       286,288         1.0
    BROADCASTING & PUBLISHING
  Santa Isabel S.A. - ADR{\/} ................................   CHLE           16,000       280,000         1.0
    RETAILERS-FOOD
  Telefonica de Argentina S.A. - ADR{\/} .....................   ARG             7,100       264,475         0.9
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. "V" ....................................   MEX            46,825       115,495         0.4
    RETAILERS-OTHER
  Supermercados Unimarc S.A. - ADR (Chile)-/- {\/} ...........   CHLE            2,700        33,244         0.1
    RETAILERS-FOOD
                                                                                         -----------
                                                                                           8,430,129
                                                                                         -----------
Energy (24.4%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): ..........   BRZL               --            --         4.6
    ELECTRICAL & GAS UTILITIES
    Common-/- ................................................   --         13,980,830       695,283          --
    Preferred "B" ............................................   --         12,480,000       637,419          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred .............   BRZL        4,287,000     1,002,605         3.5
    OIL
  Light - Servicos de Electricidade S.A. .....................   BRZL        1,555,800       648,222         2.3
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas ............................   VENZ          539,185       647,493         2.3
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} .....   BRZL           13,100       563,300         2.0
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                      F13

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  YPF S.A. - ADR{\/} .........................................   ARG            13,000   $   444,438         1.5
    OIL
  Enersis S.A. - ADR{\/} .....................................   CHLE           14,800       429,200         1.5
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- .....................................   US             55,900       391,300         1.4
    OIL
  Empresa Nacional de Electricidad S.A. - ADR{\/} ............   CHLE           21,700       383,819         1.3
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} ...................................   CHLE           13,564       332,318         1.2
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. .................................   BRZL          935,500       280,818         1.0
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. "B" .....................................   ARG            32,249       230,304         0.8
    OIL
  Companhia Brasileira de Petroleo Ipiranga S.A. Preferred ...   BRZL       14,594,000       222,310         0.8
    OIL
  Compania Paulista de Forca e Luz ...........................   BRZL          430,000        56,640         0.2
    ELECTRICAL & GAS UTILITIES
                                                                                         -----------
                                                                                           6,965,469
                                                                                         -----------
Finance (12.7%)
  Unibanco Units-/- ..........................................   BRZL       10,522,500       716,586         2.5
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ...................................................   CHLE           33,100       564,768         2.0
    INVESTMENT MANAGEMENT
  Banco Rio de La Plata S.A. - ADR-/- {\/} ...................   ARG            28,800       403,200         1.4
    BANKS-MONEY CENTER
  Grupo Financiero Banorte "B"-/- ............................   MEX           201,000       350,280         1.2
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ...................................................   PAN             7,713       319,125         1.1
    OTHER FINANCIAL
  Banco de A. Edwards - ADR{\/} ..............................   CHLE           17,300       294,100         1.0
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ...........   ARG            10,400       284,700         1.0
    BANKS-MONEY CENTER
  Banco BHIF - ADR{\/} .......................................   CHLE           13,400       214,400         0.7
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} ...................................   PERU           11,900       214,200         0.7
    BANKS-MONEY CENTER
  Banco Provincial S.A. ......................................   VENZ           68,160       125,551         0.4
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} .......   ARG             3,217       121,040         0.4
    REAL ESTATE
  Banco Wiese - ADR{\/} ......................................   PERU           11,900        59,500         0.2
    BANKS-MONEY CENTER
  ARA, S.A. de C.V.-/- .......................................   MEX             4,600        22,350         0.1
    REAL ESTATE
                                                                                         -----------
                                                                                           3,689,800
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F14

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (12.6%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" .................   MEX           225,500   $ 1,104,022         3.8
    PAPER/PACKAGING
  Apasco, S.A. de C.V. .......................................   MEX           101,900       707,288         2.5
    CEMENT
  Companhia Vale do Rio Doce Preferred .......................   BRZL           22,300       448,598         1.6
    METALS - STEEL
  Grupo Mexico S.A. "L" ......................................   MEX           121,800       384,965         1.3
    METALS - NON-FERROUS
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ..........   CHLE            8,400       369,600         1.3
    CHEMICALS
  Industrias Penoles S.A. (CP) ...............................   MEX            68,200       308,540         1.1
    METALS - NON-FERROUS
  Siderca S.A. ...............................................   ARG            54,500       151,540         0.5
    METALS - STEEL
  Venezolana de Cementos, S.A.C.A.: ..........................   VENZ               --            --         0.3
    CEMENT
    "A" ......................................................   --             30,344        49,088          --
    "B" ......................................................   --             14,129        22,660          --
  Corcemar S.A. ..............................................   ARG            11,570        56,010         0.2
    CEMENT
  Angel Estrada S.A.-/- ......................................   ARG             4,029        11,485          --
    PAPER/PACKAGING
  Siderar S.A.I.C. "A" .......................................   ARG             1,900         8,077          --
    METALS - STEEL
                                                                                         -----------
                                                                                           3,621,873
                                                                                         -----------
Multi-Industry/Miscellaneous (9.4%)
  Grupo Carso, S.A. de C.V. "A1" .............................   MEX           118,000       789,787         2.7
    MULTI-INDUSTRY
  Alfa, S.A. de C.V. "A" .....................................   MEX            99,600       675,275         2.3
    CONGLOMERATE
  Sanluis Corporacion, S.A. de C.V. ..........................   MEX            52,700       433,070         1.5
    CONGLOMERATE
  Desc, S.A. de C.V. - ADR{\/} ...............................   MEX             8,100       303,750         1.1
    CONGLOMERATE
  Itausa Investimentos Itau S.A. Preferred ...................   BRZL          316,075       246,403         0.9
    MULTI-INDUSTRY
  Empresas La Moderna, S.A. de C.V. "A"-/- ...................   MEX            30,300       164,870         0.6
    MULTI-INDUSTRY
  Commercial Del Plata-/- ....................................   ARG            62,000        97,980         0.3
    CONGLOMERATE
                                                                                         -----------
                                                                                           2,711,135
                                                                                         -----------
Consumer Non-Durables (7.8%)
  Fomento Economico Mexicano, S.A. de C.V. "B" ...............   MEX           106,300       849,820         3.0
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" ..................   MEX           349,000       360,766         1.3
    FOOD
  Compania Cervecerias Unidas S.A. - ADR{\/} .................   CHLE           11,500       337,813         1.2
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                      F15

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Consumer Non-Durables (Continued)
  Vina Concha Y Toro S.A. - ADR{\/} ..........................   CHLE           11,500   $   290,375         1.0
    BEVERAGES - ALCOHOLIC
  Companhia Cervejaria Brahma Preferred ......................   BRZL          416,000       279,570         1.0
    BEVERAGES - ALCOHOLIC
  Mavesa S.A. - ADR{\/} ......................................   VENZ            4,480        28,560         0.1
    FOOD
  Embotelladora Andina S.A. - ADR{\/} ........................   CHLE            1,200        24,975         0.1
    BEVERAGES - NON-ALCOHOLIC
  Sudamtex de Venezuela "B" - ADR{\/} ........................   VENZ            2,100        18,900         0.1
    TEXTILES & APPAREL
  Cerveceria Backus & Johnston S.A. "T" ......................   PERU            5,419         4,975          --
    BEVERAGES - ALCOHOLIC
                                                                                         -----------
                                                                                           2,195,754
                                                                                         -----------
Consumer Durables (0.5%)
  Brasmotor S.A. Preferred ...................................   BRZL        1,567,800       154,532         0.5
    APPLIANCES & HOUSEHOLD
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $27,501,963) ..................                            27,768,692        96.5
                                                                                         -----------       -----

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (cost $0) ...   BRL            20,000            --          --
                                                                                         -----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $900,000 U.S. Treasury Notes, 5.75% due
   12/31/98 (market value of collateral is $900,844, including
   accrued interest). (cost $881,000)  .......................                               881,000         3.0
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $28,382,963)  * ......................                            28,649,692        99.5
Other Assets and Liabilities .................................                               136,525         0.5
                                                                                         -----------       -----

NET ASSETS ...................................................                           $28,786,217       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        [.]  Each unit represents 3 "B" shares and 1 "C" share.
          * For Federal income tax purposes, cost is $28,399,188 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   2,687,612
                 Unrealized depreciation:            (2,437,108)
                                                  -------------
                 Net unrealized appreciation:     $     250,504
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F16

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................    8.7                   8.7
Brazil (BRZL/BRL) ....................   36.5                  36.5
Chile (CHLE/CLP) .....................   14.0                  14.0
Mexico (MEX/MXN) .....................   27.9                  27.9
Panama (PAN/PND) .....................    1.1                   1.1
Peru (PERU/PES) ......................    2.6                   2.6
United States (US/USD) ...............    1.4        3.5        4.9
Venezuela (VENZ/VEB) .................    4.3                   4.3
                                        ------     -----      -----
Total  ...............................   96.5        3.5      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $28,786,217.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Finance (28.1%)
  Schweizerischer Bankverein (Swiss Bank Corp.) ............   SWTZ              4,355   $ 1,353,670         2.7
    BANKS-MONEY CENTER
  First Tennessee National Corp. ...........................   US               16,700     1,114,723         2.2
    BANKS-REGIONAL
  Royal & Sun Alliance Insurance Group PLC .................   UK              108,531     1,092,438         2.2
    INSURANCE - MULTI-LINE
  Union Bank of Switzerland - Bearer .......................   SWTZ                744     1,075,810         2.1
    BANKS-MONEY CENTER
  CS Holding AG - Registered ...............................   SWTZ              6,520     1,008,846         2.0
    BANKS-MONEY CENTER
  AEGON N.V. ...............................................   NETH              8,742       778,380         1.5
    INSURANCE-LIFE
  ABN AMRO Holdings N.V. ...................................   NETH             38,342       747,094         1.5
    BANKS-MONEY CENTER
  Fortis Amev N.V. .........................................   NETH             16,990       740,882         1.5
    OTHER FINANCIAL
  American General Corp. ...................................   US               11,950       646,047         1.3
    INSURANCE-LIFE
  ING Groep N.V. ...........................................   NETH             14,000       589,779         1.2
    OTHER FINANCIAL
  Commonwealth Bank of Australia ...........................   AUSL             41,710       478,270         0.9
    BANKS-SUPER REGIONAL
  Deutsche Bank AG .........................................   GER               6,750       476,647         0.9
    BANKS-MONEY CENTER
  National Westminster Bank PLC ............................   UK               27,000       448,670         0.9
    BANKS-MONEY CENTER
  General Accident PLC .....................................   UK               23,766       411,710         0.8
    INSURANCE - PROPERTY-CASUALTY
  IKB Deutsche Industriebank AG ............................   GER              19,890       387,073         0.8
    BANKS-REGIONAL
  Generale de Banque S.A.: .................................   BEL                  --            --         0.7
    BANKS-MONEY CENTER
    Common .................................................   --                  829       361,033          --
    Strip VVPR-/- ..........................................   --                   75            20          --
  Lloyds TSB Group PLC .....................................   UK               26,571       343,372         0.7
    BANKS-REGIONAL
  Kredietbank N.V. .........................................   BEL                 680       285,583         0.6
    BANKS-REGIONAL
  Mercury Asset Management Group PLC .......................   UK               10,211       285,036         0.6
    INVESTMENT MANAGEMENT
  Commercial Union PLC .....................................   UK               17,682       246,503         0.5
    INSURANCE - MULTI-LINE
  Reinsurance Australia Corporation Ltd. ...................   AUSL             94,250       245,619         0.5
    INSURANCE - MULTI-LINE
  National Australia Bank Ltd. .............................   AUSL             17,375       242,587         0.5
    BANKS-REGIONAL
  General Property Trust ...................................   AUSL            127,000       225,057         0.4
    REAL ESTATE
  Commerzbank AG ...........................................   GER               5,400       212,577         0.4
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F18

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Finance (Continued)
  Infrastructure Trust of Australia Group ..................   AUSL            240,625   $   188,123         0.4
    OTHER FINANCIAL
  M & G Group PLC ..........................................   UK                5,000       115,558         0.2
    INVESTMENT MANAGEMENT
  Gerrard Group PLC ........................................   UK                7,080        38,946         0.1
    SECURITIES BROKER
                                                                                         -----------
                                                                                          14,140,053
                                                                                         -----------
Consumer Non-Durables (10.5%)
  Diageo PLC ...............................................   UK              113,500     1,042,746         2.1
    BEVERAGES - ALCOHOLIC
  Pernod Ricard ............................................   FR               12,570       739,350         1.5
    BEVERAGES - ALCOHOLIC
  Brown-Forman Corp. "B" ...................................   US               12,855       710,239         1.4
    BEVERAGES - ALCOHOLIC
  Cadbury Schweppes PLC ....................................   UK               64,208       646,824         1.3
    BEVERAGES - NON-ALCOHOLIC
  Philip Morris Cos., Inc. .................................   US               13,450       609,453         1.2
    TOBACCO
  Avon Products, Inc. ......................................   US                9,600       589,200         1.2
    PERSONAL CARE/COSMETICS
  Universal Corp. ..........................................   US               12,200       501,725         1.0
    TOBACCO
  Reckitt & Colman PLC .....................................   UK               26,140       409,913         0.8
    HOUSEHOLD PRODUCTS
                                                                                         -----------
                                                                                           5,249,450
                                                                                         -----------
Energy (9.5%)
  Royal Dutch Petroleum Co. ................................   NETH             14,200       779,627         1.5
    OIL
  Exxon Corp. ..............................................   US               11,940       730,579         1.4
    OIL
  VEBA AG ..................................................   GER               9,980       679,761         1.3
    ELECTRICAL & GAS UTILITIES
  Mobil Corp. ..............................................   US                7,300       526,969         1.0
    OIL
  RWE AG ...................................................   GER               8,170       438,368         0.9
    ELECTRICAL & GAS UTILITIES
  Electrabel S.A. ..........................................   BEL               1,880       435,143         0.9
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine ............................................   FR                2,980       346,598         0.7
    OIL
  Reunies Electrobel & Tractebel S.A. ......................   BEL               3,815       332,805         0.7
    ELECTRICAL & GAS UTILITIES
  Shell Transport & Trading Co., PLC .......................   UK               41,390       299,041         0.6
    OIL
  Groupe Bruxelles Lambert S.A. ............................   BEL               1,680       243,202         0.5
    OIL
                                                                                         -----------
                                                                                           4,812,093
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F19

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Services (8.4%)
  EMI Group PLC ............................................   UK               87,790   $   732,304         1.5
    LEISURE & TOURISM
  McGraw-Hill, Inc. ........................................   US                8,880       657,120         1.3
    BROADCASTING & PUBLISHING
  Telecom Corporation of New Zealand Ltd. ..................   NZ              133,160       645,245         1.3
    TELEPHONE NETWORKS
  Woolworths Ltd. ..........................................   AUSL            178,125       595,336         1.2
    RETAILERS-OTHER
  PMP Communications Ltd. ..................................   AUSL            228,950       507,154         1.0
    BROADCASTING & PUBLISHING
  Qantas Airways Ltd. ......................................   AUSL            244,500       432,642         0.9
    TRANSPORTATION - AIRLINES
  Royal PTT Nederland N.V. .................................   NETH              5,915       246,847         0.5
    TELEPHONE NETWORKS
  Telstra Corp. Ltd. .......................................   AUSL             89,800       189,558         0.4
    TELECOM - OTHER
  Dun & Bradstreet Corp. ...................................   US                4,800       148,500         0.3
    BROADCASTING & PUBLISHING
                                                                                         -----------
                                                                                           4,154,706
                                                                                         -----------
Capital Goods (4.3%)
  Lockheed Martin Corp. ....................................   US               16,566     1,631,751         3.2
    AEROSPACE/DEFENSE
  General Electric Co. PLC .................................   UK               75,600       489,724         1.0
    AEROSPACE/DEFENSE
  BICC PLC .................................................   UK               20,327        57,410         0.1
    INDUSTRIAL COMPONENTS
                                                                                         -----------
                                                                                           2,178,885
                                                                                         -----------
Materials/Basic Industry (3.8%)
  BASF AG ..................................................   GER              15,500       549,416         1.1
    CHEMICALS
  Akzo Nobel N.V. ..........................................   NETH              3,069       529,263         1.0
    CHEMICALS
  Solvay S.A. "A" ..........................................   BEL               7,510       472,595         0.9
    CHEMICALS
  Monsanto Co. .............................................   US                7,500       315,000         0.6
    CHEMICALS
  Aberfoyle Ltd. ...........................................   AUSL             53,130        86,537         0.2
    METALS - NON-FERROUS
                                                                                         -----------
                                                                                           1,952,811
                                                                                         -----------
Health Care (3.4%)
  Bristol Myers Squibb Co. .................................   US               13,450     1,272,706         2.5
    PHARMACEUTICALS
  Bayer AG .................................................   GER              12,500       467,056         0.9
    PHARMACEUTICALS
                                                                                         -----------
                                                                                           1,739,762
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F20

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Multi-Industry/Miscellaneous (1.8%)
  Mannesmann AG ............................................   GER                 770   $   389,174         0.8
    MULTI-INDUSTRY
  Siemens AG ...............................................   GER               4,270       252,852         0.5
    MULTI-INDUSTRY
  ICI Australia Ltd. .......................................   AUSL             34,300       240,227         0.5
    MULTI-INDUSTRY
                                                                                         -----------
                                                                                             882,253
                                                                                         -----------
Consumer Durables (0.4%)
  GKN PLC ..................................................   UK               10,400       212,952         0.4
    AUTO PARTS
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $24,935,945) ................                              35,322,965        70.2
                                                                                         -----------       -----

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Government & Government Agency Obligations (24.6%)
  Australia (0.9%)
    Australian Government, 8.75% due 8/15/08 ...............   AUD             552,000       433,248         0.9
  Canada (1.1%)
    Canadian Government, 8.75% due 12/1/05 .................   CAD             657,000       551,976         1.1
  Denmark (0.6%)
    Kingdom of Denmark, 7% due 11/15/07 ....................   DKK           1,921,000       308,413         0.6
  Germany (3.4%)
    Deutschland Republic:
      6.75% due 4/22/03 ....................................   DEM           1,500,000       904,671         1.8
      6.25 due 1/4/24 ......................................   DEM             400,000       233,684         0.5
    Treuhandanstalt:
      6.375% due 7/1/99 ....................................   DEM             500,000       287,128         0.6
      6.625% due 7/9/03 ....................................   DEM             395,000       236,978         0.5
  Italy (1.6%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      6% due 2/15/00 .......................................   ITL       1,125,000,000       651,902         1.3
      10.5% due 9/1/05 .....................................   ITL         215,000,000       158,526         0.3
  New Zealand (0.3%)
    New Zealand Government, 8% due 4/15/04 .................   NZD             253,000       152,722         0.3
  Sweden (0.6%)
    Swedish Government, 8% due 8/15/07 .....................   SEK           2,000,000       288,074         0.6
  United Kingdom (3.1%)
    United Kingdom Treasury, 7.25% due 12/7/07 .............   GBP             902,000     1,586,184         3.1
  United States (13.0%)
    United States Treasury:
      6.5% due 8/15/05 .....................................   USD           3,840,000     4,007,700         7.9
      6% due 2/15/26 .......................................   USD           2,379,000     2,376,677         4.7

    The accompanying notes are an integral part of the financial statements.

                                      F21

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                           PRINCIPAL        VALUE        % OF NET
FIXED INCOME INVESTMENTS                                      CURRENCY      AMOUNT        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
Government & Government Agency Obligations (Continued)
    Federal National Mortgage Association, 6.375% due
     8/15/07 ...............................................   AUD             335,000   $   221,121         0.4
                                                                                         -----------
Total Government & Government Agency Obligations (cost
 $12,341,938) ..............................................                              12,399,004
                                                                                         -----------
Corporate Bonds (2.3%)
  Germany (1.5%)
    Commerzbank AG, Convertible Bond, 9.45% due
     12/31/00+ .............................................   DEM             187,000       343,119         0.7
    Siemens Capital Corp., 8% due 6/24/02+/+ ...............   USD             180,000       313,650         0.6
    Deutsche Bank AG, 9.00% due 12/31/02+/+ ................   DEM             175,000       119,051         0.2
    IKB Deutsche Industriebank, 6.45% due 3/31/06 ..........   DEM               1,500           863          --
  United Kingdom (0.8%)
    Daily Mail & General Trust, Convertible Bond, 5.75% due
     9/26/03 ...............................................   GBP             167,000       386,650         0.8
                                                                                         -----------
Total Corporate Bonds (cost $867,223) ......................                               1,163,333
                                                                                         -----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $13,209,161) ..........                              13,562,337        26.9
                                                                                         -----------       -----


                                                                            NO. OF          VALUE        % OF NET
WARRANTS                                                      COUNTRY      WARRANTS       (NOTE 1)        ASSETS
------------------------------------------------------------  --------   -------------   -----------   -------------
  Societe Generale Banque put warrants due 11/15/99
   Tractebel (cost $0) .....................................   BEL                 763         1,958          --
                                                                                         -----------       -----
    BANKS-MONEY CENTER

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
------------------------------------------------------------                             -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust
   Co., due January 2, 1998, for an effective yield of
   5.80%, collateralized by $1,735,000 U.S. Treasury Notes,
   7.875% due 11/15/07 (market value of collateral is
   $1,904,163, including accrued interest). (cost
   $1,864,000) .............................................                               1,864,000         3.7
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $40,009,106)  * ....................                              50,751,260       100.8
Other Assets and Liabilities ...............................                                (394,996)       (0.8)
                                                                                         -----------       -----

NET ASSETS .................................................                             $50,356,264       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $40,012,281 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  11,390,821
                 Unrealized depreciation:              (651,842)
                                                  -------------
                 Net unrealized appreciation:     $  10,738,979
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F22

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    6.9         0.9                       7.8
Belgium (BEL/BEF) ....................    4.3                                   4.3
Canada (CAN/CAD) .....................                1.1                       1.1
Denmark (DEN/DKK) ....................                0.6                       0.6
France (FR/FRF) ......................    2.2                                   2.2
Germany (GER/DEM) ....................    7.6         4.9                      12.5
Italy (ITLY/ITL) .....................                1.6                       1.6
Netherlands (NETH/NLG) ...............    8.7                                   8.7
New Zealand (NZ/NZD) .................    1.3         0.3                       1.6
Sweden (SWDN/SEK) ....................                0.6                       0.6
Switzerland (SWTZ/CHF) ...............    6.8                                   6.8
United Kingdom (UK/GBP) ..............   13.8         3.9                      17.7
United States (US/USD) ...............   18.6        13.0            2.9       34.5
                                        ------      -----          -----      -----
Total  ...............................   70.2        26.9            2.9      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $50,356,264.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
French Francs...........................        33,305         5.70223   2/6/98    $    (1,769)
                                          --------------                          --------------
  Total Contracts to Buy (Payable amount
   $35,074).............................        33,305                                  (1,769)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 0.07%.


CONTRACTS TO SELL:
----------------------------------------
French Francs...........................        33,305         5.72800   2/6/98          1,611
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $34,916)......................        33,305                                   1,611
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 0.07%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                           $      (158)
                                                                                  --------------
                                                                                  --------------

    The accompanying notes are an integral part of the financial statements.

                                      F23

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Telephone Networks (26.6%)
  Telecomunicacoes Brasileiras S.A. (Telebras) - ADR{\/} .....   BRZL           27,176   $ 3,164,306         4.6
  Telecom Italia SpA - Di Risp-/- ............................   ITLY          717,093     3,152,695         4.6
  WorldCom, Inc.-/- ..........................................   US             62,000     1,875,500         2.8
  SPT Telecom-/- .............................................   CZCH           16,570     1,773,679         2.6
  Cable & Wireless PLC - ADR-/- {\/} .........................   UK             60,000     1,631,250         2.4
  NTL, Inc.-/- {\/} ..........................................   UK             40,000     1,115,000         1.6
  Magyar Tavkozlesi Rt.: .....................................   HGRY               --            --         1.6
    ADR-/- {\/} ..............................................   --             22,400       582,400          --
    Common-/- ................................................   --            100,000       531,529          --
  Portugal Telecom S.A. - ADR{\/} ............................   PORT           22,000     1,034,000         1.5
  Carso Global Telecom "A1" ..................................   MEX           185,900       755,766         1.1
  France Telecom S.A.: .......................................   FR                 --            --         0.8
    ADR-/- {\/} ..............................................   --             12,000       432,000          --
    Common-/- ................................................   --              3,300       119,696          --
  Telstra Corp. Ltd. .........................................   AUSL          260,000       548,831         0.8
  Bell Canada International, Inc.: ...........................   CAN                --            --         0.8
    Common-/- ................................................   --             27,800       425,133          --
    Common-/- {\/} ...........................................   --              5,400        82,350          --
  Telefonica del Peru S.A. - ADR{\/} .........................   PERU           12,200       283,650         0.4
  TeleBermuda International Ltd.(.) -/- {\/} .................   BDA            33,200       273,900         0.4
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ...................................................   VENZ            6,400       266,400         0.4
  Ionica Group PLC-/- ........................................   UK             56,400       126,877         0.2
                                                                                         -----------
                                                                                          18,174,962
                                                                                         -----------
Telecom Equipment (23.7%)
  Nokia Oyj "A" - ADR{\/} ....................................   FIN            46,000     3,220,000         4.7
  ECI Telecommunications Ltd.{\/} ............................   ISRL          100,000     2,550,000         3.7
  Newbridge Networks Corp.-/- ................................   CAN            56,000     1,961,646         2.9
  L.M. Ericsson Telephone Co. - ADR{\/} ......................   SWDN           40,000     1,492,500         2.2
  DSC Communications Corp.-/- ................................   US             47,000     1,128,000         1.7
  Corning, Inc. ..............................................   US             30,000     1,113,750         1.6
  P-COM, Inc.-/- .............................................   US             57,000       983,250         1.4
  ANTEC Corp.-/- .............................................   US             50,000       781,250         1.1
  Tellabs, Inc.-/- ...........................................   US              9,000       475,875         0.7
  Alcatel Alsthom Compagnie Generale d'Electricite ...........   FR              3,700       470,300         0.7
  Tekelec-/- .................................................   US             14,300       436,150         0.6
  Champion Technology Holding Ltd. ...........................   HK          3,586,928       384,223         0.6
  Pairgain Technologies, Inc.-/- .............................   US             14,900       288,688         0.4
  Mitec Telecom, Inc.-/- .....................................   CAN            43,900       245,801         0.4
  Performance Technologies, Inc.-/- ..........................   US             15,000       217,500         0.3
  Allen Telecom, Inc.-/- .....................................   US             11,000       202,813         0.3
  Geotek Communications, Inc.-/- .............................   US            100,000       153,125         0.2
  Teledata Communications Ltd.-/- {\/} .......................   ISRL            8,000       146,000         0.2
                                                                                         -----------
                                                                                          16,250,871
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F24

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Wireless Communications (17.0%)
  Nextel Communications, Inc. "A"-/- .........................   US            106,000   $ 2,756,000         4.0
  Millicom International Cellular S.A.-/- {\/} ...............   LUX            46,000     1,730,750         2.5
  Vimpel-Communications - ADR-/- {\/} ........................   RUS            40,000     1,425,000         2.1
  Grupo Iusacell S.A. "L" - ADR-/- {\/} ......................   MEX            65,000     1,409,688         2.1
  Paging Network, Inc.-/- ....................................   US             85,000       913,750         1.3
  DDI Corp. ..................................................   JPN               327       864,483         1.3
  WinStar Communications, Inc.-/- ............................   US             25,000       623,438         0.9
  Western Wireless Corp. "A"-/- ..............................   US             29,600       514,300         0.8
  Clearnet Communications, Inc. "A"-/- .......................   CAN            40,700       448,646         0.7
  Vodafone Group PLC .........................................   UK             46,617       336,040         0.5
  Powertel, Inc.-/- ..........................................   US             15,000       251,250         0.4
  Microcell Telecommunications, Inc. "B"-/- {\/} .............   CAN            24,000       162,000         0.2
  China Telecom (Hong Kong) Ltd.-/- ..........................   HK             60,000       102,988         0.2
                                                                                         -----------
                                                                                          11,538,333
                                                                                         -----------
Telephone - Regional/Local (8.7%)
  ICG Communications, Inc.-/- ................................   US             60,500     1,648,625         2.4
  GTE Corp. ..................................................   US             30,000     1,567,500         2.3
  Intermedia Communications of Florida, Inc.-/- ..............   US             23,000     1,397,250         2.0
  Teleport Communications Group, Inc. "A"-/- .................   US             15,000       823,125         1.2
  ING Barings Russian Regional Telecommunications Basket
   Bridge Certificates-/- {=} {\/} ...........................   RUS                66       444,453         0.7
  NEXTLINK Communications, Inc. "A"-/- .......................   US              2,900        61,806         0.1
                                                                                         -----------
                                                                                           5,942,759
                                                                                         -----------
Multi-Industry (6.4%)
  Mannesmann AG ..............................................   GER             5,900     2,981,985         4.4
  Grupo Carso, S.A. de C.V. "A1" .............................   MEX           150,000     1,003,966         1.5
  Hutchison Whampoa ..........................................   HK             49,000       307,337         0.5
                                                                                         -----------
                                                                                           4,293,288
                                                                                         -----------
Aerospace/Defense (2.9%)
  Orbital Sciences Corp.-/- ..................................   US             66,000     1,963,500         2.9
                                                                                         -----------
Cable Television (2.4%)
  Comcast UK Cable Partners Ltd. "A"{\/} .....................   UK             85,000       802,188         1.2
  Comcast Corp. "A" ..........................................   US             22,000       694,375         1.0
  United International Holdings, Inc. "A"-/- .................   US             12,000       138,000         0.2
                                                                                         -----------
                                                                                           1,634,563
                                                                                         -----------
Telephone - Long Distance (1.6%)
  Call-Net Enterprises, Inc. "B"-/- ..........................   CAN            61,300       963,175         1.4
  RSL Communications Ltd. "A"-/- .............................   US              5,100       112,200         0.2
                                                                                         -----------
                                                                                           1,075,375
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F25

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Telecom Technology (1.3%)
  Uniphase Corp.-/- ..........................................   US             21,000   $   868,871         1.3
                                                                                         -----------
Semiconductors (0.4%)
  DSP Communications, Inc.-/- ................................   US             23,400       280,800         0.4
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $53,078,512) ..................                            62,023,322        91.0
                                                                                         -----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $5,715,000 of U.S. Treasury Notes, 7.875%
   due 11/15/07 (market value of collateral is $6,272,213,
   including accrued interest). (cost $6,148,000)  ...........                             6,148,000         9.0
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $59,226,512)  * ......................                            68,171,322       100.0
Other Assets and Liabilities .................................                                14,821          --
                                                                                         -----------       -----

NET ASSETS ...................................................                           $68,186,143       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        (.) Restricted securities: At December 31, 1997 the Fund owned the following restricted security constituting less than 0.5% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1).

                                                                                                       VALUE
                                                                                                        PER
                                                                                                       SHARE
                                                                                         ACQUISITION   (NOTE
             DESCRIPTION                                      ACQUISITION DATE   SHARES     COST         1)
             -----------------------------------------------  -----------------  ------  -----------   ------
             TeleBermuda International Ltd..................       10/4/96       33,200  $  282,200    8.25

        {=} Issued by ING Barings, the value of which is linked to the underlying value of a basket of shares issued by Russian regional telephone companies.
          * For Federal income tax purposes, cost is $59,226,512 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  13,320,057
                 Unrealized depreciation:            (4,375,247)
                                                  -------------
                 Net unrealized appreciation:     $   8,944,810
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F26

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    0.8                   0.8
Bermuda (BDA/BMD) ....................    0.4                   0.4
Brazil (BRZL/BRL) ....................    4.6                   4.6
Canada (CAN/CAD) .....................    6.4                   6.4
Czech Republic (CZCH/CSK) ............    2.6                   2.6
Finland (FIN/FIM) ....................    4.7                   4.7
France (FR/FRF) ......................    1.5                   1.5
Germany (GER/DEM) ....................    4.4                   4.4
Hong Kong (HK/HKD) ...................    1.3                   1.3
Hungary (HGRY/HUF) ...................    1.6                   1.6
Israel (ISRL/ILS) ....................    3.9                   3.9
Italy (ITLY/ITL) .....................    4.6                   4.6
Japan (JPN/JPY) ......................    1.3                   1.3
Luxembourg (LUX/LUF) .................    2.5                   2.5
Mexico (MEX/MXN) .....................    4.7                   4.7
Peru (PERU/PES) ......................    0.4                   0.4
Portgual (PORT/PTE) ..................    1.5                   1.5
Russia (RUS/SUR) .....................    2.8                   2.8
Sweden (SWDN/SEK) ....................    2.2                   2.2
United Kingdom (UK/GBP) ..............    5.9                   5.9
United States (US/USD) ...............   32.5        9.0       41.5
Venezuela (VENZ/VEB) .................    0.4                   0.4
                                        ------     -----      -----
Total  ...............................   91.0        9.0      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $68,186,143.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                                                                         UNREALIZED
                                            MARKET VALUE                     DELIVERY   APPRECIATION
CONTRACTS TO BUY:                          (U.S. DOLLARS)    CONTRACT PRICE    DATE    (DEPRECIATION)
----------------------------------------  ----------------   --------------  --------  ---------------
Japanese Yen............................         115,680          127.15000  02/12/98   $     (2,292)
Japanese Yen............................         115,680          129.29000  02/12/98           (338)
Japanese Yen............................         115,680          126.69000  02/12/98         (2,719)
Swedish Kroner..........................         592,285            7.74600  01/21/98        (14,479)
                                          ----------------                             ---------------
  Total Contracts to Buy (Payable amount
   $959,153)............................         939,325                                     (19,828)
                                          ----------------                             ---------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 1.38%.


CONTRACTS TO SELL:
----------------------------------------
British Pounds..........................       1,312,454            0.61936  01/20/98        (20,798)
Deutsche Marks..........................         334,664            1.72492  02/23/98         13,178
Deutsche Marks..........................         446,311            1.73540  02/27/98         14,678
Finnish Markka..........................       1,561,461            5.28300  01/21/98         47,474
Italian Liras...........................       1,696,712         1730.40000  01/21/98         36,992
Japanese Yen............................         771,198          122.50500  02/12/98         45,094
Swedish Kroner..........................       1,764,257            7.61030  01/21/98         75,355
                                          ----------------                             ---------------
  Total Contracts to Sell (Receivable
   amount $8,099,030)...................       7,887,057                                     211,973
                                          ----------------                             ---------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 11.57%.

  Total Open Forward Foreign Currency
   Contracts, Net.......................                                                $    192,145
                                                                                       ---------------
                                                                                       ---------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F27

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (19.5%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ..............   BRZL               --            --         4.5
    TELEPHONE NETWORKS
    ADR{\/} ..................................................   --              4,048   $   471,339          --
    Common ...................................................   --          2,534,538       257,769          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ............   MEX             5,118       286,928         1.7
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: ....................................   SAFR               --            --         1.4
    RETAILERS-OTHER
    Common ...................................................   --            130,231       189,831          --
    "N" ......................................................   --             21,100        28,631          --
  Magyar Tavkozlesi Rt. - ADR-/- {\/} ........................   HGRY            6,900       179,400         1.1
    TELEPHONE NETWORKS
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} ..........   CHLE            5,134       153,378         0.9
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V.: .......................................   MEX                --            --         0.9
    RETAILERS-OTHER
    "V" ......................................................   --             32,502        80,167          --
    "C" ......................................................   --             32,000        71,790          --
  Telefonica del Peru S.A. - ADR{\/} .........................   PERU            6,320       146,940         0.9
    TELEPHONE NETWORKS
  Mahanagar Telephone Nigam Ltd.: ............................   IND                --            --         0.9
    TELECOM - OTHER
    Common ...................................................   --             14,800        97,657          --
    GDR-/- {\/} ..............................................   --              3,100        48,081          --
  Telefonica de Argentina S.A. - ADR{\/} .....................   ARG             2,763       102,922         0.6
    TELEPHONE NETWORKS
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP ....................................................   BRZL          416,633        98,932         0.6
    BUSINESS & PUBLIC SERVICES
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ...............   BRZL               --            --         0.6
    TELEPHONE NETWORKS
    Preferred ................................................   --            243,769        64,872          --
    Common-/- ................................................   --            143,100        32,568          --
  Vimpel-Communications - ADR-/- {\/} ........................   RUS             2,500        89,063         0.5
    WIRELESS COMMUNICATIONS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ...................................................   VENZ            1,895        78,879         0.5
    TELEPHONE NETWORKS
  Carso Global Telecom "A1" ..................................   MEX            16,500        67,080         0.4
    TELEPHONE NETWORKS
  Nortel Inversora S.A. - ADR{\/} ............................   ARG             2,300        58,650         0.4
    TELEPHONE - REGIONAL/LOCAL
  Guangshen Railway Co., Ltd. ................................   HK            211,000        55,824         0.3
    TRANSPORTATION - ROAD & RAIL
  Guangnan Holdings ..........................................   HK             61,000        49,990         0.3
    WHOLESALE & INTERNATIONAL TRADE
  Indian Hotels Co., Ltd. - GDR{\/} ..........................   IND             2,600        48,913         0.3
    LEISURE & TOURISM
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} .................   MEX             1,100        42,556         0.3
    BROADCASTING & PUBLISHING
  Danubius Hotel and Spa Rt.-/- ..............................   HGRY            1,367        41,558         0.3
    LEISURE & TOURISM

    The accompanying notes are an integral part of the financial statements.

                                      F28

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (Continued)
  Telecom Argentina S.A. - ADR{\/} ...........................   ARG             1,100   $    39,325         0.2
    TELEPHONE - LONG DISTANCE
  Santa Isabel S.A. - ADR{\/} ................................   CHLE            2,052        35,910         0.2
    RETAILERS-FOOD
  PT Indosat .................................................   INDO           17,000        32,717         0.2
    TELECOM - OTHER
  Migros Turk T.A.S. .........................................   TRKY           30,500        27,627         0.2
    RETAILERS-FOOD
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} ........   PAK               400        27,000         0.2
    TELEPHONE NETWORKS
  PT Matahari Putra Prima ....................................   INDO          258,000        21,906         0.1
    RETAILERS-APPAREL
  Super Sol Ltd. .............................................   ISRL            7,688        21,814         0.1
    RETAILERS-FOOD
  Shanghai Hai Xing Shipping Co., Ltd. "H"-/- {*} ............   CHNA           78,000        19,932         0.1
    TRANSPORTATION - SHIPPING
  Telekom Malaysia Bhd. ......................................   MAL             6,000        17,761         0.1
    TELEPHONE NETWORKS
  Advanced Info. Service - Foreign ...........................   THAI            3,500        17,462         0.1
    WIRELESS COMMUNICATIONS
  Sonae Investimentos-Sociedade Gestora de Participacoes
   Sociais S.A. ..............................................   PORT              423        17,113         0.1
    RETAILERS-OTHER
  Genting Bhd. ...............................................   MAL             6,000        15,058         0.1
    LEISURE & TOURISM
  Tanjong PLC ................................................   MAL             9,000        14,942         0.1
    LEISURE & TOURISM
  PT Citra Marga Nusaphala Persada ...........................   INDO          130,000        14,717         0.1
    BUSINESS & PUBLIC SERVICES
  BEC World Public Co., Ltd. - Foreign .......................   THAI            2,200         9,131         0.1
    BROADCASTING & PUBLISHING
  TelecomAsia Corp. - Foreign-/- .............................   THAI           42,700         8,448         0.1
    TELEPHONE NETWORKS
  Jeronimo Martins, Sociedade Gestora de Participacoes Sociais
   S.A. ......................................................   PORT              221         6,998          --
    RETAILERS-OTHER
  Siam Makro Public Co., Ltd. - Foreign ......................   THAI            6,000         6,903          --
    RETAILERS-OTHER
  Investec-Consultoria Internacional S.A.-/- .................   PORT              204         6,042          --
    BROADCASTING & PUBLISHING
  Konsortium Perkapalan Bhd. .................................   MAL            12,000         5,560          --
    TRANSPORTATION - SHIPPING
                                                                                         -----------
                                                                                           3,210,084
                                                                                         -----------
Energy (15.8%)
  LUKoil Holding - ADR{\/} ...................................   RUS             3,550       324,825         2.0
    OIL
  Sasol Ltd. .................................................   SAFR           24,546       257,370         1.6
    ENERGY SOURCES
  Centrais Eletricas Brasileiras S.A.-Eletrobras "B" -
   ADR{\/} ...................................................   BRZL            8,816       228,112         1.4
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                      F29

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} .....   BRZL            4,720   $   202,960         1.2
    ELECTRICAL & GAS UTILITIES
  Petroleo Brasileiro S.A. (Petrobras) Preferred .............   BRZL          801,780       187,513         1.1
    OIL
  Unified Energy Systems - Reg S GDR-/- {c} {\/} .............   RUS             6,100       183,000         1.1
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. .....................   BRZL          333,328       138,881         0.8
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. .................................   BRZL          461,507       138,535         0.8
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} .....................................   CHLE            4,583       132,907         0.8
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} .........................................   ARG             2,978       101,810         0.6
    OIL
  C.A. La Electricidad de Caracas ............................   VENZ           83,854       100,698         0.6
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} ...................................   CHLE            3,996        97,902         0.6
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR{\/} ...................................   RUS             7,960        80,635         0.5
    OIL
  Empresa Nacional de Electricidad S.A. - ADR{\/} ............   CHLE            4,377        77,418         0.5
    ELECTRICAL & GAS UTILITIES
  The Hub Power Co., Ltd. - GDR-/- {\/} ......................   PAK             2,000        61,500         0.4
    ENERGY SOURCES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} .........   HGRY            2,200        53,460         0.3
    ENERGY SOURCES
  Pakistan State Oil Co., Ltd. ...............................   PAK             5,280        44,934         0.3
    OIL
  Bombay Suburban Electric Supply (BSES) Ltd. ................   IND             8,850        38,705         0.2
    ELECTRICAL & GAS UTILITIES
  Tenaga Nasional Bhd. .......................................   MAL            18,000        38,456         0.2
    ELECTRICAL & GAS UTILITIES
  Mosenergo - ADR-/- {\/} ....................................   RUS               942        34,760         0.2
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. "B" .....................................   ARG             4,526        32,322         0.2
    OIL
  Petronas Gas Bhd. ..........................................   MAL            11,000        25,058         0.2
    OIL
  Electricity Generating Public Co., Ltd. - Foreign ..........   THAI            8,200        15,871         0.1
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ...................................................   THAI            1,100        13,105         0.1
    OIL
  Companhia Paranaense de Energia - Copel ....................   BRZL          504,000         5,645          --
    ELECTRICAL & GAS UTILITIES
  Banpu Public Co., Ltd. - Foreign ...........................   THAI              500         2,075          --
    ELECTRICAL & GAS UTILITIES
                                                                                         -----------
                                                                                           2,618,457
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F30

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Multi-Industry/Miscellaneous (14.8%)
  GT Taiwan Fund-/- +X+ {\/} .................................   TWN            49,751   $   627,861         3.8
    COUNTRY FUNDS
  Barlow Ltd. ................................................   SAFR           22,457       190,681         1.2
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" .............................   MEX            25,500       170,674         1.0
    MULTI-INDUSTRY
  ITC Ltd.: ..................................................   IND                --            --         0.9
    MULTI-INDUSTRY
    Common ...................................................   --              6,500       102,820          --
    GDR-/- {\/} ..............................................   --              2,100        42,210          --
  Anglo American Corporation of South Africa Ltd. ............   SAFR            3,403       137,547         0.8
    CONGLOMERATE
  Rembrandt Group Ltd. .......................................   SAFR           18,217       132,957         0.8
    CONGLOMERATE
  Shanghai Industrial Holdings Ltd. ..........................   HK             35,000       130,090         0.8
    MULTI-INDUSTRY
  China Resources Enterprise Ltd. ............................   HK             56,000       125,031         0.8
    CONGLOMERATE
  The Saudi Arabian Investment Fund Ltd.-/- {\/} .............   UK             12,000       100,500         0.6
    COUNTRY FUNDS
  Sanluis Corporacion, S.A. de C.V. ..........................   MEX            10,637        87,411         0.5
    CONGLOMERATE
  Delta Corporation Ltd. (subdivision) .......................   ZBBW          122,800        84,110         0.5
    MULTI-INDUSTRY
  NASR (El) City Company For Housing & Construction ..........   EGPT            1,250        81,001         0.5
    MISCELLANEOUS
  PT Gudang Garam ............................................   INDO           50,500        79,800         0.5
    MULTI-INDUSTRY
  John Keells Holdings Ltd.-/- ...............................   SLNKA          11,000        59,903         0.4
    MULTI-INDUSTRY
  PT Telekomunikasi Indonesia ................................   INDO           93,000        51,325         0.3
    MULTI-INDUSTRY
  Koc Holding AS .............................................   TRKY          174,600        40,909         0.2
    CONGLOMERATE
  Empresas La Moderna, S.A. de C.V. "A"-/- ...................   MEX             7,500        40,809         0.2
    MULTI-INDUSTRY
  Koor Industries Ltd. - ADR{\/} .............................   ISRL            1,345        29,506         0.2
    CONGLOMERATE
  Alfa, S.A. de C.V. "A" .....................................   MEX             4,000        27,119         0.2
    CONGLOMERATE
  PT Hanjaya Mandala Sampoerna ...............................   INDO           34,000        26,623         0.2
    MULTI-INDUSTRY
  YTL Corporation Bhd. .......................................   MAL            16,000        21,622         0.1
    MULTI-INDUSTRY
  Discount Investment Corp. ..................................   ISRL              732        20,480         0.1
    MULTI-INDUSTRY
  Quinenco S.A. - ADR-/- {\/} ................................   CHLE            1,700        19,550         0.1
    CONGLOMERATE
  PT Bimantara Citra .........................................   INDO           61,000        12,085         0.1
    MULTI-INDUSTRY

    The accompanying notes are an integral part of the financial statements.

                                      F31

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Multi-Industry/Miscellaneous (Continued)
  Sime Darby Bhd. ............................................   MAL             7,000   $     6,739          --
    MISCELLANEOUS
                                                                                         -----------
                                                                                           2,449,363
                                                                                         -----------
Finance (12.7%)
  ABSA Group Ltd. ............................................   SAFR           38,125       219,470         1.3
    BANKS-REGIONAL
  State Bank of India Ltd. - GDR{\/} .........................   IND             7,380       131,918         0.8
    BANKS-REGIONAL
  Unibanco Units-/- ..........................................   BRZL        1,845,564       125,684         0.8
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ...................................................   CHLE            7,022       119,813         0.7
    INVESTMENT MANAGEMENT
  Akbank T.A.S. ..............................................   TRKY        1,280,000       112,850         0.7
    BANKS-REGIONAL
  Commercial International Bank: .............................   EGPT               --            --         0.6
    BANKS-MONEY CENTER
    Common ...................................................   --              5,000       101,119          --
    144A GDR{.} {\/} .........................................   --                200         4,200          --
  Turkiye Is Bankasi (Isbank) "C" ............................   TRKY          542,800        98,333         0.6
    BANKS-MONEY CENTER
  Liberty Life Association of Africa Ltd. ....................   SAFR            3,400        87,377         0.5
    INSURANCE-LIFE
  Credicorp Ltd. - ADR{\/} ...................................   PERU            4,300        77,400         0.5
    BANKS-MONEY CENTER
  Global Menkul Degerler AS-/- ...............................   TRKY        3,540,026        75,247         0.5
    SECURITIES BROKER
  Banco Rio de La Plata S.A. - ADR-/- {\/} ...................   ARG             5,100        71,400         0.4
    BANKS-MONEY CENTER
  C.G. Smith Ltd. ............................................   SAFR           16,800        69,079         0.4
    INVESTMENT MANAGEMENT
  Egyptian American Bank SAE .................................   EGPT            2,100        65,567         0.4
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ...........   ARG             2,374        64,988         0.4
    BANKS-MONEY CENTER
  Haci Omer Sabanci Holding AS: ..............................   TRKY               --            --         0.4
    INVESTMENT MANAGEMENT
    Common-/- ................................................   --            829,000        51,062          --
    ADR Reg S-/- {c} {\/} ....................................   --                700        10,675          --
  Banco de A. Edwards - ADR{\/} ..............................   CHLE            3,463        58,871         0.4
    BANKS-MONEY CENTER
  Aksigorta AS ...............................................   TRKY          862,500        55,208         0.3
    INSURANCE - MULTI-LINE
  Nedcor Ltd. ................................................   SAFR            2,400        53,289         0.3
    BANKS-REGIONAL
  Golden Hope Plantations Bhd. ...............................   MAL            40,000        46,332         0.3
    INVESTMENT MANAGEMENT
  Banco de Galicia y Buenos Aires, S.A. de C.V. - ADR{\/} ....   ARG             1,400        36,050         0.2
    BANKS-MONEY CENTER
  Berjaya Sports Toto Bhd. ...................................   MAL            14,000        35,856         0.2
    REAL ESTATE

    The accompanying notes are an integral part of the financial statements.

                                      F32

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (Continued)
  National Development Bank-/- ...............................   SLNKA           7,800   $    29,045         0.2
    BANKS-REGIONAL
  Muslim Commercial Bank Ltd.-/- .............................   PAK            32,100        28,813         0.2
    BANKS-MONEY CENTER
  Banco Santander Chile - ADR{\/} ............................   CHLE            2,000        28,250         0.2
    BANKS-REGIONAL
  Bank Hapoalim Ltd. .........................................   ISRL           11,434        27,462         0.2
    BANKS-REGIONAL
  Bank Leumi Le - Israel .....................................   ISRL           14,626        24,577         0.2
    BANKS-REGIONAL
  Inversiones y Representaciones S.A. (IRSA) - GDR{\/} .......   ARG               650        24,456         0.1
    REAL ESTATE
  Malayan Banking Bhd. .......................................   MAL             8,000        23,269         0.1
    BANKS-MONEY CENTER
  Kazkommertsbank Co. - GDR-/- {\/} ..........................   KAZ             1,070        21,400         0.1
    BANKS-REGIONAL
  Turkiye Garanti Bankasi AS .................................   TRKY          416,000        20,599         0.1
    BANKS-REGIONAL
  Bank Slaski S.A. ...........................................   POL               363        20,109         0.1
    BANKS-MONEY CENTER
  MISR International Bank SAE - GDR-/- {\/} ..................   EGPT            1,000        14,675         0.1
    BANKS-MONEY CENTER
  Yapi ve Kredi Bankasi AS ...................................   TRKY          299,645        11,436         0.1
    BANKS-REGIONAL
  Bangkok Bank Public Co., Ltd. - Foreign ....................   THAI            4,100        10,581         0.1
    BANKS-MONEY CENTER
  Thai Farmers Bank Public Co., Ltd. - Foreign ...............   THAI            5,600        10,538         0.1
    BANKS-REGIONAL
  F.I.B.I. Holdings Ltd. .....................................   ISRL               48         8,623         0.1
    BANKS-SUPER REGIONAL
  Malaysian Assurance Alliance Bhd. ..........................   MAL             5,900         6,773          --
    INSURANCE - MULTI-LINE
                                                                                         -----------
                                                                                           2,082,394
                                                                                         -----------
Materials/Basic Industry (11.2%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" .................   MEX            58,809       287,922         1.7
    PAPER/PACKAGING
  Suez Cement Co. - Reg S GDR{c} {\/} ........................   EGPT            9,963       203,494         1.2
    CEMENT
  Helwan Portland Cement Co.-/- ..............................   EGPT            6,500       131,149         0.8
    CEMENT
  SA Iron & Steel Industrial Corporation Ltd. (ISCOR) ........   SAFR          373,247       110,501         0.7
    METALS - STEEL
  Sappi Ltd. .................................................   SAFR           21,652       109,061         0.7
    FOREST PRODUCTS
  Industrias Penoles S.A. (CP) ...............................   MEX            23,240       105,139         0.6
    METALS - NON-FERROUS
  De Beers Centenary AG - Linked Unit{.:} ....................   SAFR            4,400        89,556         0.5
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                                      F33

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (Continued)
  Apasco, S.A. de C.V. .......................................   MEX            11,931   $    82,813         0.5
    CEMENT
  Torah Portland Cement Co. ..................................   EGPT            3,600        82,699         0.5
    CEMENT
  Pannonplast Rt. ............................................   HGRY            1,301        68,584         0.4
    MISC. MATERIALS & COMMODITIES
  Helioplis Housing ..........................................   EGPT              500        66,642         0.4
    BUILDING MATERIALS & COMPONENTS
  Turk Sise ve Cam Fabrikalari AS-/- .........................   TRKY          740,000        54,517         0.3
    GLASS
  Ameriyah Cement Co. ........................................   EGPT            2,000        46,834         0.3
    CEMENT
  Grupo Mexico S.A. "L" ......................................   MEX            14,200        44,881         0.3
    METALS - NON-FERROUS
  Siderca S.A. ...............................................   ARG            14,900        41,430         0.3
    METALS - STEEL
  Israel Chemicals Ltd. ......................................   ISRL           23,326        31,608         0.2
    CHEMICALS
  North Cairo Flour Mills ....................................   EGPT            1,000        28,571         0.2
    MISC. MATERIALS & COMMODITIES
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ..........   CHLE              600        26,400         0.2
    CHEMICALS
  Hindalco Industries Ltd.: ..................................   IND                --            --         0.1
    METALS - NON-FERROUS
    GDR{\/} ..................................................   --                800        15,750          --
    Common ...................................................   --                400         7,601          --
  HI Cement Corp. ............................................   PHIL          305,000        23,256         0.1
    CEMENT
  Maanshan Iron and Steel Co. "H"{*} .........................   CHNA          174,000        19,312         0.1
    METALS - STEEL
  Agros Holding S.A. "C"-/- ..................................   POL               766        15,886         0.1
    MISC. MATERIALS & COMMODITIES
  PT Indah Kiat Pulp & Paper Corp.Tbk ........................   INDO           85,000        15,637         0.1
    PAPER/PACKAGING
  PT Aneka Tambang-/- ........................................   INDO           60,500        15,125         0.1
    METALS - NON-FERROUS
  Engro Chemicals Pakistan Ltd. ..............................   PAK             5,800        15,045         0.1
    CHEMICALS
  Nampak Ltd. ................................................   SAFR            4,400        13,207         0.1
    PAPER/PACKAGING
  Cosco Pacific Ltd. .........................................   HK             16,000        13,009         0.1
    PAPER/PACKAGING
  Compania de Minas Buenaventura S.A. - ADR{\/} ..............   PERU              800        12,800         0.1
    METALS - NON-FERROUS
  IOI Corporation Bhd. .......................................   MAL            36,000        11,676         0.1
    MISC. MATERIALS & COMMODITIES
  Cahya Mata Sarawak Bhd. ....................................   MAL            16,000         9,843         0.1
    BUILDING MATERIALS & COMPONENTS
  Fauji Fertilizer Co., Ltd. .................................   PAK             5,100         9,764         0.1
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                                      F34

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (Continued)
  Makhteshim Chemical Works Ltd.-/- ..........................   ISRL            1,200   $     8,690         0.1
    CHEMICALS
  Shanghai Petrochemical Co., Ltd. "H" .......................   HK             39,000         6,090          --
    CHEMICALS
  The Siam Cement Public Co., Ltd. - Foreign .................   THAI              700         5,720          --
    CEMENT
  Yizheng Chemical Fibre Co., Ltd.{*} ........................   CHNA           20,000         3,614          --
    CHEMICALS
                                                                                         -----------
                                                                                           1,833,826
                                                                                         -----------
Consumer Non-Durables (7.2%)
  Fomento Economico Mexicano, S.A. de C.V. "B" ...............   MEX            26,334       210,528         1.3
    BEVERAGES - ALCOHOLIC
  South African Breweries Ltd. ...............................   SAFR            8,523       210,271         1.3
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- ..........................................   MEX            42,097       166,969         1.0
    FOOD
  Hindustan Lever Ltd. .......................................   IND             2,800        99,074         0.6
    PERSONAL CARE/COSMETICS
  Companhia Cervejaria Brahma Preferred ......................   BRZL          142,241        95,592         0.6
    BEVERAGES - ALCOHOLIC
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} {\/} ............   EGPT            3,000        84,750         0.5
    BEVERAGES - ALCOHOLIC
  Eastern Tobacco Co. ........................................   EGPT            2,700        62,836         0.4
    TOBACCO
  Embotelladora Andina S.A. "B" - ADR{\/} ....................   CHLE            3,207        62,336         0.4
    BEVERAGES - NON-ALCOHOLIC
  Reliance Industries Ltd. - GDR{\/} .........................   IND             6,200        52,313         0.3
    TEXTILES & APPAREL
  Compania Cervecerias Unidas S.A. - ADR{\/} .................   CHLE            1,400        41,125         0.3
    BEVERAGES - ALCOHOLIC
  C.G. Smith Foods Ltd. ......................................   SAFR            2,000        28,783         0.2
    FOOD
  Ng Fung Hong Ltd. ..........................................   HK             22,000        23,140         0.1
    FOOD
  Kuala Lumpur Kepong Bhd. ...................................   MAL            10,000        21,493         0.1
    OTHER CONSUMER GOODS
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ..................   POL               215        18,080         0.1
    BEVERAGES - ALCOHOLIC
  Rothmans of Pall Mall Bhd. .................................   MAL               800         6,229          --
    TOBACCO
  Oriental Weavers "C"-/- ....................................   EGPT              350         6,082          --
    TEXTILES & APPAREL
                                                                                         -----------
                                                                                           1,189,601
                                                                                         -----------
Health Care (1.7%)
  Richter Gedeon Rt. - Reg S GDR{c} {\/} .....................   HGRY              805        92,474         0.6
    PHARMACEUTICALS
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) ..................................................   EGPT            1,000        70,103         0.4
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                      F35

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Health Care (Continued)
  Teva Pharmaceutical Industries Ltd. ........................   ISRL            1,238   $    58,767         0.4
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. ..................................   IND             3,000        54,035         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
  PT Kalbe Farma - Foreign ...................................   INDO           31,000         5,703          --
    PHARMACEUTICALS
                                                                                         -----------
                                                                                             281,082
                                                                                         -----------
Consumer Durables (1.4%)
  Bajaj Auto Ltd. ............................................   IND             5,850        90,518         0.5
    AUTOMOBILES
  Arcelik AS .................................................   TRKY          566,466        53,363         0.3
    APPLIANCES & HOUSEHOLD
  Qingling Motors Co., Ltd.{*} ...............................   CHNA           78,000        38,253         0.2
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd. - GDR{\/} ........   IND             4,200        35,007         0.2
    AUTOMOBILES
  Mahindra & Mahindra Ltd. ...................................   IND             3,800        31,246         0.2
    AUTOMOBILES
                                                                                         -----------
                                                                                             248,387
                                                                                         -----------
Capital Goods (1.0%)
  Empresas ICA Sociedad Controladora, S.A. de C.V. -
   ADR{\/} ...................................................   MEX             2,300        37,806         0.2
    CONSTRUCTION
  Cheung Kong Infrastructure Holdings ........................   HK             12,000        33,916         0.2
    CONSTRUCTION
  New World Infrastructure Ltd.-/- ...........................   HK             13,000        29,277         0.2
    CONSTRUCTION
  Elektrim Spolka Akcyjna S.A. ...............................   POL             2,882        27,919         0.2
    ELECTRICAL PLANT/EQUIPMENT
  Irkutskenergo - ADR{\/} ....................................   RUS             1,898        18,031         0.1
    ELECTRICAL PLANT/EQUIPMENT
  ECI Telecommunications Ltd.{\/} ............................   ISRL              650        16,575         0.1
    TELECOM EQUIPMENT
  Arabian International Construction-/- ......................   EGPT              275         7,776          --
    CONSTRUCTION
  Sungmi Telecom Electronics Co. .............................   KOR                 1            28          --
    TELECOM EQUIPMENT
                                                                                         -----------
                                                                                             171,328
                                                                                         -----------
Technology (0.3%)
  Clal Electronics Industries Ltd. ...........................   ISRL              173        25,155         0.2
    SEMICONDUCTORS
  Tadiran Ltd. ...............................................   ISRL              500        17,851         0.1
    TELECOM TECHNOLOGY
                                                                                         -----------
                                                                                              43,006
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $15,806,682) ..................                            14,127,528        85.6
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F36

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Government & Government Agency Obligations (0.1%)
  Pakistan (0.1%)
    Republic of Pakistan, 6% due 2/26/02 - Reg S-/- {c} (cost
     $13,764) ................................................   USD            15,000   $    13,650         0.1
                                                                                         -----------       -----


                                                                             NO. OF
WARRANTS                                                        COUNTRY     WARRANTS
--------------------------------------------------------------  --------   -----------
  Belle Corp. Warrants, expire 2002 (cost $0) ................   PHIL           41,720            65          --
                                                                                         -----------       -----
    OIL

REPURCHASE AGREEMENT
--------------------------------------------------------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $2,475,000 U.S. Treasury Notes, 7.875%
   due 11/15/07 (market value of collateral is $2,716,313,
   including accrued interest). (cost $2,659,000)  ...........                             2,659,000        16.1
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $18,479,446)  * ......................                            16,800,243       101.8
Other Assets and Liabilities .................................                              (291,486)       (1.8)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $16,508,757       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {*}  Security denominated in Hong Kong Dollars.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
       {.:} Each Centenary Linked Unit consists of 1 registered deferred share of De Beers Consolidated Mine + 1 Centenary Depositary Receipt.
        +X+ The GT Global Variable Emerging Markets Fund (the "Fund") has invested in the GT Global Taiwan Fund, a fund managed by LGT Asset Management Ltd. who is an affiliate of the Fund's manager, Chancellor LGT Asset Management, Inc.
          * For Federal income tax purposes, cost is $18,619,373 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     745,251
                 Unrealized depreciation:            (2,564,381)
                                                  -------------
                 Net unrealized depreciation:     $  (1,819,130)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F37

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    3.4                                   3.4
Brazil (BRZL/BRL) ....................   12.4                                  12.4
Chile (CHLE/CLP) .....................    5.3                                   5.3
China (CHNA/RMB) .....................    0.4                                   0.4
Egypt (EGPT/EGP) .....................    6.3                                   6.3
Hong Kong (HK/HKD) ...................    2.8                                   2.8
Hungary (HGRY/HUF) ...................    2.7                                   2.7
India (IND/INR) ......................    5.3                                   5.3
Indonesia (INDO/IDR) .................    1.7                                   1.7
Israel (ISRL/ILS) ....................    2.0                                   2.0
Kazakhstan (KAZ/KTS) .................    0.1                                   0.1
Malaysia (MAL/MYR) ...................    1.7                                   1.7
Mexico (MEX/MXN) .....................   10.8                                  10.8
Pakistan (PAK/PKR) ...................    1.3         0.1                       1.4
Peru (PERU/PES) ......................    1.5                                   1.5
Philippines (PHIL/PHP) ...............    0.1                                   0.1
Poland (POL/PLZ) .....................    0.5                                   0.5
Portugal (PORT/PTE) ..................    0.1                                   0.1
Russia (RUS/SUR) .....................    4.4                                   4.4
South Africa (SAFR/ZAR) ..............   11.8                                  11.8
Sri Lanka (S LNKA/LKR) ...............    0.6                                   0.6
Taiwan (TWN/TWD) .....................    3.8                                   3.8
Thailand (THAI/THB) ..................    0.7                                   0.7
Turkey (TRKY/TRL) ....................    3.7                                   3.7
United Kingdom (UK/GBP) ..............    0.6                                   0.6
United States (US/USD) ...............                              14.3       14.3
Venezuela (VENZ/VEB) .................    1.1                                   1.1
Zimbabwe (ZBBW/ZWD) ..................    0.5                                   0.5
                                        ------      -----          -----      -----
Total  ...............................   85.6         0.1           14.3      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $16,508,757.

    The accompanying notes are an integral part of the financial statements.

                                      F38

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Electrical & Gas Utilities (29.7%)
  AES Corp.-/- ................................................   US              6,400   $  298,400         3.4
  Endesa S.A. - ADR{\/} .......................................   SPN            15,200      276,450         3.2
  Hub Power Co.-/- ............................................   PAK           204,000      265,627         3.0
  IES Industries, Inc. ........................................   US              6,900      254,006         2.9
  Edison S.p.A. ...............................................   ITLY           38,200      228,681         2.6
  Light - Participacoes S.A. ..................................   BRZL          650,000      195,116         2.2
  EVN Energie-Versorgung Niederoesterreich AG .................   ASTRI           1,400      184,021         2.1
  Light - Servicos de Electricidade S.A. ......................   BRZL          440,000      183,325         2.1
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ......   BRZL            3,600      154,800         1.8
  VEBA AG .....................................................   GER             2,000      136,225         1.6
  RWE AG ......................................................   GER             2,500      134,140         1.5
  Viag AG .....................................................   GER               200      107,756         1.2
  BSES Ltd. - 144A GDR{.} {\/} ................................   IND             6,000       99,000         1.1
  MetroGas S.A. - ADR{\/} .....................................   ARG             7,662       59,381         0.7
  Chilgener S.A. - ADR{\/} ....................................   CHLE              930       22,785         0.3
                                                                                          ----------
                                                                                           2,599,713
                                                                                          ----------
Telephone Networks (10.8%)
  Telecom Italia SpA - Di Risp-/- .............................   ITLY           50,900      223,782         2.6
  Telefonica de Espana - ADR{\/} ..............................   SPN             2,400      218,550         2.5
  Portugal Telecom S.A. - ADR{\/} .............................   PORT            3,700      173,900         2.0
  Magyar Tavkozlesi Rt. - ADR-/- {\/} .........................   HGRY            6,400      166,400         1.9
  SPT Telecom-/- ..............................................   CZCH            1,100      117,746         1.3
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ....................................................   VENZ            1,100       45,788         0.5
                                                                                          ----------
                                                                                             946,166
                                                                                          ----------
Metals - Steel (10.3%)
  Northwest Pipe Co.-/- .......................................   US             10,800      259,200         3.0
  IPSCO, Inc. .................................................   CAN             5,800      225,294         2.6
  Hylsamex, S.A. de C.V. - 144A ADR{.} {\/} ...................   MEX             4,800      170,400         1.9
  NS Group, Inc.-/- ...........................................   US              9,800      167,825         1.9
  EVI, Inc.-/- ................................................   US              1,500       77,625         0.9
                                                                                          ----------
                                                                                             900,344
                                                                                          ----------
Cement (5.6%)
  Giant Cement Holding, Inc.-/- ...............................   US             10,300      238,188         2.7
  La Cementos Nacional, C.A. - 144A GDR{.} {\/} ...............   ECDR              723      148,215         1.7
  Suez Cement Co. - Reg S GDR{c} {\/} .........................   EGPT            5,100      104,168         1.2
                                                                                          ----------
                                                                                             490,571
                                                                                          ----------
Transportation - Road & Rail (5.5%)
  Canadian National Railway Co. ...............................   CAN             5,200      244,933         2.8
  Tranz Rail Holdings Ltd. - ADR{\/} ..........................   NZ              9,000      103,500         1.2
  CNF Transportation, Inc. ....................................   US              2,000       76,750         0.9
  Brisa-Auto Estradas de Portugal S.A.-/- .....................   PORT            1,600       57,330         0.6
                                                                                          ----------
                                                                                             482,513
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F39

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Transportation - Airlines (4.0%)
  Aeroporti di Roma SpA-/- ....................................   ITLY           24,400   $  252,391         2.9
  Airborne Freight Corp. ......................................   US              1,500       93,188         1.1
                                                                                          ----------
                                                                                             345,579
                                                                                          ----------
Multi-Industry (3.5%)
  Mannesmann AG ...............................................   GER               600      303,253         3.5
                                                                                          ----------
Semiconductors (3.1%)
  EMCORE Corp.-/- .............................................   US              8,000      156,000         1.8
  DSP Communications, Inc.-/- .................................   US              9,600      115,200         1.3
                                                                                          ----------
                                                                                             271,200
                                                                                          ----------
Networking (2.9%)
  Cisco Systems, Inc.-/- ......................................   US              4,500      250,875         2.9
                                                                                          ----------
Telecom Equipment (2.8%)
  Nokia Oyj "A" - ADR{\/} .....................................   FIN             2,000      140,000         1.6
  Tadiran Ltd. - ADR{\/} ......................................   ISRL            3,100      109,663         1.2
                                                                                          ----------
                                                                                             249,663
                                                                                          ----------
Gas Production & Distribution (2.7%)
  Enron Corporation ...........................................   US              5,697      236,778         2.7
                                                                                          ----------
Machinery & Engineering (2.0%)
  Caterpillar, Inc. ...........................................   US              3,100      150,544         1.7
  United Engineers (Malaysia) Bhd.(::) ........................   MAL            23,000       19,181         0.2
  KCI Konecranes International ................................   FIN               300       10,272         0.1
                                                                                          ----------
                                                                                             179,997
                                                                                          ----------
Aerospace/Defense (1.9%)
  Doncasters PLC - ADR-/- {\/} ................................   UK              7,700      162,663         1.9
                                                                                          ----------
Wireless Communications (1.8%)
  Paging Network, Inc.-/- .....................................   US              9,000       96,750         1.1
  DDI Corp. ...................................................   JPN                18       47,586         0.5
  China Telecom (Hong Kong) Ltd.-/- ...........................   HK              8,000       13,732         0.2
                                                                                          ----------
                                                                                             158,068
                                                                                          ----------
Energy Equipment & Services (1.8%)
  The Shaw Group, Inc.-/- .....................................   US              6,800      156,400         1.8
                                                                                          ----------
Telecom Technology (1.4%)
  Tadiran Telecommunications Ltd.{\/} .........................   ISRL            6,500       90,188         1.0
  Asia Pacific Wire & Cable Corporation Ltd.-/- {\/} ..........   SING            4,600       33,063         0.4
                                                                                          ----------
                                                                                             123,251
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F40

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Transportation - Shipping (0.0%)
  International Container Terminal Services (ICTS)-/- .........   PHIL            6,768   $      846          --
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $7,192,094) ....................                            7,857,880        89.8
                                                                                          ----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $715,000 U.S. Treasury Notes, 7.875% due
   11/15/07 (market value of collateral is $784,713 including
   accrued interest). (cost $767,000)  ........................                              767,000         8.8
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $7,959,094)  * ........................                            8,624,880        98.6
Other Assets and Liabilities ..................................                              120,305         1.4
                                                                                          ----------       -----

NET ASSETS ....................................................                           $8,745,185       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (See Note 1 of Notes to Financial Statements).
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          * For Federal income tax purposes, cost is $7,959,094 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,252,732
                 Unrealized depreciation:              (586,946)
                                                  -------------
                 Net unrealized appreciation:     $     665,786
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F41

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                           PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER        TOTAL
--------------------------------------  ------   -------------   ----------
Argentina (ARG/ARS) ..................    0.7                           0.7
Austria (ASTRI/ATS) ..................    2.1                           2.1
Brazil (BRZL/BRL) ....................    6.1                           6.1
Canada (CAN/CAD) .....................    5.4                           5.4
Chile (CHLE/CLP) .....................    0.3                           0.3
Czech Republic (CZCH/CSK) ............    1.3                           1.3
Ecuador (ECDR/ECS) ...................    1.7                           1.7
Egypt (EGPT/EGP) .....................    1.2                           1.2
Finland (FIN/FIM) ....................    1.7                           1.7
Germany (GER/DEM) ....................    7.8                           7.8
Hong Kong (HK/HKD) ...................    0.2                           0.2
Hungary (HGRY/HUF) ...................    1.9                           1.9
India (IND/INR) ......................    1.1                           1.1
Israel (ISRL/ILS) ....................    2.2                           2.2
Italy (ITLY/ITL) .....................    8.1                           8.1
Japan (JPN/JPY) ......................    0.5                           0.5
Malaysia (MAL/MYR) ...................    0.2                           0.2
Mexico (MEX/MXN) .....................    1.9                           1.9
New Zealand (NZ/NZD) .................    1.2                           1.2
Pakistan (PAK/PKR) ...................    3.0                           3.0
Portgual (PORT/PTE) ..................    2.6                           2.6
Singapore (SING/SGD) .................    0.4                           0.4
Spain (SPN/ESP) ......................    5.7                           5.7
United Kingdom (UK/GBP) ..............    1.9                           1.9
United States (US/USD) ...............   30.1        10.2              40.3
Venezuela (VENZ/VEB) .................    0.5                           0.5
                                        ------      -----        ----------
Total  ...............................   89.8        10.2             100.0
                                        ------      -----        ----------
                                        ------      -----        ----------

--------------

{d}  Percentages indicated are based on net assets of $8,745,185.

    The accompanying notes are an integral part of the financial statements.

                                      F42

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy Equipment & Services (37.7%)
  Schlumberger Ltd. ..........................................   US              6,300   $   507,150         3.0
  Falcon Drilling Co., Inc.-/- ...............................   US             14,400       504,900         3.0
  Santa Fe International Corp. ...............................   US             11,500       467,906         2.8
  Helmerich & Payne, Inc. ....................................   US              6,800       461,550         2.8
  Diamond Offshore Drilling, Inc. ............................   US              8,700       418,688         2.5
  Nabors Industries, Inc.-/- .................................   US             13,300       418,119         2.5
  Patterson Energy, Inc.-/- ..................................   US             10,000       386,875         2.3
  Cliffs Drilling Co.-/- .....................................   US              7,400       369,075         2.2
  Pool Energy Services Co.-/- ................................   US             16,400       364,900         2.2
  Key Energy Group, Inc.-/- ..................................   US             16,800       364,350         2.2
  Veritas DGC, Inc.-/- .......................................   US              9,100       359,450         2.2
  Noble Drilling Corp.-/- ....................................   US             11,400       349,125         2.1
  UTI Energy Corp.-/- ........................................   US             12,000       310,500         1.9
  Smith International, Inc.-/- ...............................   US              4,800       294,600         1.8
  Fred Olsen Energy ASA-/- ...................................   NOR            11,900       238,839         1.4
  Computalog Ltd.-/- .........................................   CAN            10,400       174,692         1.0
  Bonus Resource Services Corp.-/- ...........................   CAN            41,674       172,086         1.0
  Bayard Drilling Technologies, Inc.-/- ......................   US              4,600        74,750         0.4
  IRI International Corp.-/- .................................   US              5,000        70,000         0.4
                                                                                         -----------
                                                                                           6,307,555
                                                                                         -----------
Construction (13.5%)
  National-Oilwell, Inc.-/- ..................................   US             14,600       499,138         3.0
  Global Industries Ltd.-/- ..................................   US             27,400       465,800         2.8
  Coflexip - ADR{\/} .........................................   FR              5,400       299,700         1.8
  Halter Marine Group, Inc.-/- ...............................   US              9,450       272,869         1.6
  Stolt Comex Seaway S.A.-/- .................................   US              5,300       265,000         1.6
  Cal Dive International, Inc.-/- ............................   US             10,700       262,150         1.6
  Bouygues Offshore S.A. - ADR{\/} ...........................   FR              5,100       110,925         0.7
  TransCoastal Marine Services, Inc.-/- ......................   US              5,100        72,675         0.4
                                                                                         -----------
                                                                                           2,248,257
                                                                                         -----------
Oil (12.1%)
  Petroleo Brasileiro S.A. (Petrobras) Preferred .............   BRZL        2,000,000       467,742         2.8
  Remington Energy Ltd.-/- ...................................   CAN            27,000       453,527         2.7
  Canadian Fracmaster Ltd.-/- ................................   CAN            41,800       351,064         2.1
  Pinnacle Resources Ltd.-/- .................................   CAN            22,700       282,002         1.7
  Orogen Minerals Ltd. - 144A ADR{.} {\/} ....................   AUSL           13,500       263,860         1.6
  Black Sea Energy Ltd.-/- ...................................   CAN           157,800       208,736         1.2
                                                                                         -----------
                                                                                           2,026,931
                                                                                         -----------
Metals - Steel (10.1%)
  Tubos de Acero de Mexico S.A. - ADR-/- {\/} ................   MEX            23,600       510,350         3.1
  IPSCO, Inc. ................................................   CAN            12,500       485,547         2.9
  EVI, Inc.-/- ...............................................   US              8,700       450,225         2.7
  NS Group, Inc.-/- ..........................................   US              7,700       131,863         0.8

    The accompanying notes are an integral part of the financial statements.

                                      F43

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Metals - Steel (Continued)
  Maverick Tube Corp.-/- .....................................   US              4,000   $   101,250         0.6
                                                                                         -----------
                                                                                           1,679,235
                                                                                         -----------
Forest Products (5.0%)
  The TimberWest Timber Trust: ...............................   CAN                --            --         5.0
    Common ...................................................   --             61,000       441,874          --
    Installment Receipts .....................................   --            110,200       408,777          --
                                                                                         -----------
                                                                                             850,651
                                                                                         -----------
Coal (5.0%)
  Manalta Coal Income Trust Units ............................   CAN           137,500       413,809         2.5
  Luscar Coal Income Fund-/- .................................   CAN            65,600       218,085         1.3
  Westshore Terminals, Inc. - Installment Receipts ...........   CAN            76,600       193,001         1.2
                                                                                         -----------
                                                                                             824,895
                                                                                         -----------
Chemicals (3.9%)
  Giant Industries, Inc. .....................................   US             22,700       431,300         2.6
  ERG SpA-/- .................................................   ITLY           59,000       219,982         1.3
                                                                                         -----------
                                                                                             651,282
                                                                                         -----------
Gas Production & Distribution (3.3%)
  Berkley Petroleum Corp.-/- .................................   CAN            35,800       375,840         2.2
  Comstock Resources, Inc.-/- ................................   US             15,100       180,256         1.1
                                                                                         -----------
                                                                                             556,096
                                                                                         -----------
Paper/Packaging (3.0%)
  Fort James Corp. ...........................................   US             10,000       382,500         2.3
  Jefferson Smurfit Corp.-/- .................................   US              8,000       113,000         0.7
                                                                                         -----------
                                                                                             495,500
                                                                                         -----------
Machinery & Engineering (2.8%)
  Enerflex Systems Ltd. ......................................   CAN            20,900       475,399         2.8
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $16,229,109) ..................                            16,115,801        96.4
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F44

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $695,000 U.S. Treasury Notes, 5.75% due
   12/31/98 (market value of collateral is $695,652, including
   accrued interest). (cost $678,000)  .......................                           $   678,000         4.1
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $16,907,109)  * ......................                            16,793,801       100.5
Other Assets and Liabilities .................................                               (84,794)       (0.5)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $16,709,007       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $16,986,496 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,647,851
                 Unrealized depreciation:            (1,840,546)
                                                  -------------
                 Net unrealized depreciation:     $    (192,695)
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                           PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER        TOTAL
--------------------------------------  ------   -------------   ----------
Australia (AUSL/AUD) .................    1.6                           1.6
Brazil (BRZL/BRL) ....................    2.8                           2.8
Canada (CAN/CAD) .....................   27.6                          27.6
France (FR/FRF) ......................    2.5                           2.5
Italy (ITLY/ITL) .....................    1.3                           1.3
Mexico (MEX/MXN) .....................    3.1                           3.1
Norway (NOR/NOK) .....................    1.4                           1.4
United States (US/USD) ...............   56.1         3.6              59.7
                                        ------        ---        ----------
Total  ...............................   96.4         3.6             100.0
                                        ------        ---        ----------
                                        ------        ---        ----------

--------------

{d}  Percentages indicated are based on net assets of $16,709,007.

    The accompanying notes are an integral part of the financial statements.

                                      F45

                        GT GLOBAL VARIABLE AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (36.3%)
  Cendant Corp.-/- ...........................................   US             73,775   $ 2,536,017         5.8
    RETAILERS-OTHER
  Snyder Communications, Inc.-/- .............................   US             49,400     1,803,100         4.1
    CONSUMER SERVICES
  Outdoor Systems, Inc.-/- ...................................   US             45,200     1,734,550         3.9
    BUSINESS & PUBLIC SERVICES
  U.S. Office Products Co.-/- ................................   US             71,350     1,400,240         3.2
    CONSUMER SERVICES
  Signature Resorts, Inc.-/- .................................   US             63,600     1,391,250         3.2
    LEISURE & TOURISM
  Universal Outdoor Holdings, Inc.-/- ........................   US             25,700     1,336,400         3.0
    BUSINESS & PUBLIC SERVICES
  Hilton Hotels Corp. ........................................   US             42,400     1,261,400         2.9
    LEISURE & TOURISM
  Caribiner International, Inc.-/- ...........................   US             23,400     1,041,300         2.4
    CONSUMER SERVICES
  Mirage Resorts, Inc.-/- ....................................   US             39,800       905,450         2.1
    LEISURE & TOURISM
  Valassis Communications, Inc.-/- ...........................   US             20,800       769,600         1.7
    BROADCASTING & PUBLISHING
  Paychex, Inc. ..............................................   US             11,500       582,188         1.3
    CONSUMER SERVICES
  Service Corporation International ..........................   US             11,600       428,475         1.0
    CONSUMER SERVICES
  Nextel Communications, Inc. "A"-/- .........................   US             15,900       413,400         0.9
    WIRELESS COMMUNICATIONS
  Wolverine World Wide, Inc. .................................   US             16,500       373,313         0.8
    RETAILERS-APPAREL
                                                                                         -----------
                                                                                          15,976,683
                                                                                         -----------
Finance (15.2%)
  Conseco, Inc. ..............................................   US             29,200     1,326,775         3.0
    INSURANCE - MULTI-LINE
  GreenPoint Financial Corp. .................................   US             14,900     1,081,181         2.5
    BANKS-REGIONAL
  CMAC Investment Corp. ......................................   US             14,300       863,363         2.0
    INSURANCE - PROPERTY-CASUALTY
  National Commerce Bancorp. .................................   US             24,400       860,100         2.0
    OTHER FINANCIAL
  Exel Ltd. ..................................................   US             13,500       855,563         1.9
    INSURANCE - PROPERTY-CASUALTY
  The CIT Group, Inc. "A"-/- .................................   US             18,100       583,725         1.3
    CONSUMER FINANCE
  Consolidated Capital Corp.-/- ..............................   US             25,000       507,813         1.2
    INVESTMENT MANAGEMENT
  Student Loan Marketing Association .........................   US              2,800       389,550         0.9
    OTHER FINANCIAL
  Ace Ltd. ...................................................   US              1,600       154,400         0.4
    INSURANCE - PROPERTY-CASUALTY
                                                                                         -----------
                                                                                           6,622,470
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F46

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Health Care (11.5%)
  McKesson Corp. .............................................   US             11,100   $ 1,200,881         2.7
    HEALTH CARE SERVICES
  AmeriSource Health Corp. "A"-/- ............................   US             17,700     1,039,875         2.4
    HEALTH CARE SERVICES
  Quintiles Transnational Corp.-/- ...........................   US             23,800       910,350         2.1
    HEALTH CARE SERVICES
  HBO & Co. ..................................................   US             16,000       768,000         1.7
    HEALTH CARE SERVICES
  Covance, Inc.-/- ...........................................   US             36,800       731,400         1.7
    HEALTH CARE SERVICES
  Guidant Corp. ..............................................   US              6,500       404,625         0.9
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                         -----------
                                                                                           5,055,131
                                                                                         -----------
Materials/Basic Industry (10.4%)
  Crompton & Knowles Corp. ...................................   US             48,300     1,279,950         2.9
    CHEMICALS
  International Specialty Products, Inc.-/- ..................   US             82,400     1,230,850         2.8
    CHEMICALS
  J. Ray McDermott S.A.-/- ...................................   US             25,500     1,096,500         2.5
    BUILDING MATERIALS & COMPONENTS
  Sealed Air Corp.-/- ........................................   US             16,000       988,000         2.2
    PLASTICS & RUBBER
                                                                                         -----------
                                                                                           4,595,300
                                                                                         -----------
Technology (10.0%)
  Sterling Commerce, Inc.-/- .................................   US             34,700     1,333,781         3.0
    SOFTWARE
  Peoplesoft, Inc.-/- ........................................   US             31,400     1,224,600         2.8
    SOFTWARE
  Ciena Corp.-/- .............................................   US             13,200       806,850         1.8
    TELECOM TECHNOLOGY
  Pegasystems, Inc.-/- .......................................   US             29,600       597,550         1.4
    SOFTWARE
  CBT Group PLC - ADR-/- {\/} ................................   IRE             5,600       459,900         1.0
    COMPUTERS & PERIPHERALS
                                                                                         -----------
                                                                                           4,422,681
                                                                                         -----------
Energy (8.2%)
  Anadarko Petroleum Corp. ...................................   US             15,500       940,656         2.1
    OIL
  Cooper Cameron Corp.-/- ....................................   US             12,700       774,700         1.8
    ENERGY EQUIPMENT & SERVICES
  BJ Services Co.-/- .........................................   US             10,000       719,375         1.6
    ENERGY EQUIPMENT & SERVICES
  Santa Fe International Corp. ...............................   US             14,900       606,244         1.4
    ENERGY EQUIPMENT & SERVICES

    The accompanying notes are an integral part of the financial statements.

                                      F47

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (Continued)
  Smith International, Inc.-/- ...............................   US              9,500   $   583,063         1.3
    ENERGY EQUIPMENT & SERVICES
                                                                                         -----------
                                                                                           3,624,038
                                                                                         -----------
Consumer Durables (4.5%)
  Avis Rent A Car, Inc.-/- ...................................   US             27,500       878,281         2.0
    AUTOMOBILES
  Hertz Corp. "A" ............................................   US             17,000       684,250         1.6
    AUTOMOBILES
  Dollar Thrifty Automotive Group, Inc.-/- ...................   US             19,000       389,500         0.9
    AUTOMOBILES
                                                                                         -----------
                                                                                           1,952,031
                                                                                         -----------
Multi-Industry/Miscellaneous (2.7%)
  Corrections Corporation of America-/- ......................   US             32,200     1,193,413         2.7
                                                                                         -----------
    MISCELLANEOUS
Consumer Non-Durables (1.2%)
  International Home Foods, Inc.-/- ..........................   US             19,200       537,600         1.2
                                                                                         -----------
    FOOD
Capital Goods (1.2%)
  U.S. Filter Corp.-/- .......................................   US             17,400       520,913         1.2
    ENVIRONMENTAL
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $39,605,742) ..................                            44,500,260       101.2
                                                                                         -----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Co., due
   January 2, 1998, for an effective yield of 5.80%,
   collateralized by $3,775,000 Treasury Notes, 7.875% due
   11/15/07 (market value of collateral is $4,143,063,
   including accrued interest). (cost $4,057,000)  ...........                             4,057,000         9.2
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $43,662,742)  * ......................                            48,557,260       110.4
Other Assets and Liabilities .................................                            (4,580,436)      (10.4)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $43,976,824       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $43,764,519 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,422,864
                 Unrealized depreciation:              (630,123)
                                                  -------------
                 Net unrealized appreciation:     $   4,792,741
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F48

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (27.8%)
  Hong Kong Telecommunications Ltd. ..........................   HK            409,729   $   843,412         5.1
    TELEPHONE NETWORKS
  Woolworths Ltd. ............................................   AUSL          206,000       688,501         4.2
    RETAILERS-OTHER
  Brambles Industries Ltd. ...................................   AUSL           28,600       567,379         3.5
    BUSINESS & PUBLIC SERVICES
  Telekom Malaysia Bhd. ......................................   MAL           146,000       432,175         2.6
    TELEPHONE NETWORKS
  Qantas Airways Ltd. ........................................   AUSL          186,000       329,126         2.0
    TRANSPORTATION - AIRLINES
  China Telecom (Hong Kong) Ltd.-/- ..........................   HK            178,000       305,530         1.9
    WIRELESS COMMUNICATIONS
  Singapore Press Holdings Ltd. - Foreign ....................   SING           24,000       300,891         1.8
    BROADCASTING & PUBLISHING
  Guangnan Holdings ..........................................   HK            300,000       245,854         1.5
    WHOLESALE & INTERNATIONAL TRADE
  Philippine Long Distance Telephone Co. .....................   PHIL           10,590       232,980         1.4
    TELEPHONE - LONG DISTANCE
  Telstra Corp. Ltd. .........................................   AUSL          106,100       223,965         1.4
    TELECOM - OTHER
  Genting Bhd. ...............................................   MAL            73,000       183,205         1.1
    LEISURE & TOURISM
  Resorts World Bhd. .........................................   MAL            70,000       118,018         0.7
    LEISURE & TOURISM
  Mahanagar Telephone Nigam Ltd. - GDR-/- {\/} ...............   IND             6,300        97,713         0.6
    TELECOM - OTHER
                                                                                         -----------
                                                                                           4,568,749
                                                                                         -----------
Finance (20.8%)
  Australia & New Zealand Banking Group Ltd. .................   AUSL          158,000     1,043,794         6.3
    BANKS-REGIONAL
  Overseas-Chinese Banking Corp., Ltd. - Foreign .............   SING           83,000       483,304         2.9
    BANKS-REGIONAL
  Development Bank of Singapore - Foreign ....................   SING           56,000       479,144         2.9
    BANKS-MONEY CENTER
  HSBC Holdings PLC ..........................................   HK             16,000       394,399         2.4
    BANKS-MONEY CENTER
  Hysan Development Co., Ltd. ................................   HK            150,000       299,090         1.8
    REAL ESTATE
  United Overseas Bank Ltd. - Foreign ........................   SING           46,000       255,556         1.6
    BANKS-MONEY CENTER
  City Developments Ltd. .....................................   SING           42,000       194,652         1.2
    REAL ESTATE
  Hang Seng Bank .............................................   HK             16,030       154,642         0.9
    BANKS-MONEY CENTER
  Keppel Land Ltd. ...........................................   SING          100,000       137,849         0.8
    REAL ESTATE
                                                                                         -----------
                                                                                           3,442,430
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F49

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Multi-Industry/Miscellaneous (14.7%)
  Hutchison Whampoa ..........................................   HK            175,000   $ 1,097,632         6.7
    MULTI-INDUSTRY
  Pacific Dunlop Ltd. ........................................   AUSL          270,000       571,698         3.5
    MULTI-INDUSTRY
  Citic Pacific Ltd. .........................................   HK            105,000       417,371         2.5
    CONGLOMERATE
  China Resources Enterprise Ltd. ............................   HK            148,000       330,438         2.0
    CONGLOMERATE
                                                                                         -----------
                                                                                           2,417,139
                                                                                         -----------
Materials/Basic Industry (10.1%)
  Leighton Holdings Ltd. .....................................   AUSL          150,000       523,813         3.2
    BUILDING MATERIALS & COMPONENTS
  Broken Hill Proprietary Co., Ltd. ..........................   AUSL           43,000       399,212         2.4
    MISC. MATERIALS & COMMODITIES
  Pasminco Ltd. ..............................................   AUSL          290,000       332,530         2.0
    METALS - NON-FERROUS
  QNI Ltd. ...................................................   AUSL          315,000       209,330         1.3
    METALS - NON-FERROUS
  Cosco Pacific Ltd. .........................................   HK            250,000       203,265         1.2
    PAPER/PACKAGING
                                                                                         -----------
                                                                                           1,668,150
                                                                                         -----------
Consumer Durables (7.8%)
  Henderson Land Development Co., Ltd. .......................   HK            125,000       588,824         3.6
    HOUSING
  New World Development Co., Ltd. ............................   HK            125,000       432,342         2.6
    HOUSING
  Cheung Kong (Holdings) Ltd. ................................   HK             40,000       261,986         1.6
    HOUSING
                                                                                         -----------
                                                                                           1,283,152
                                                                                         -----------
Energy (5.2%)
  China Light & Power Co., Ltd. ..............................   HK             98,000       543,847         3.3
    ELECTRICAL & GAS UTILITIES
  Manila Electric Co. "B" ....................................   PHIL           78,670       263,545         1.6
    ELECTRICAL & GAS UTILITIES
  YTL Power International Bhd.-/- ............................   MAL            72,000        55,413         0.3
    ENERGY SOURCES
                                                                                         -----------
                                                                                             862,805
                                                                                         -----------
Capital Goods (3.9%)
  Cheung Kong Infrastructure Holdings ........................   HK            229,000       647,235         3.9
    CONSTRUCTION
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $17,371,716) ..................                            14,889,660        90.3
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F50

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%
   collateralized by $3,110,000 U.S. Treasury Notes, 7.875%
   due 11/15/07 (market value of collateral is $3,413,225,
   including accrued interest). (cost $3,341,000)  ...........                           $ 3,341,000        20.3
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $20,712,716)  * ......................                            18,230,660       110.6
Other Assets and Liabilities .................................                            (1,740,576)      (10.6)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $16,490,084       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $20,800,974 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     578,668
                 Unrealized depreciation:            (3,148,982)
                                                  -------------
                 Net unrealized depreciation:     $  (2,570,314)
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................   29.8                  29.8
Hong Kong (HK/HKD) ...................   41.0                  41.0
India (IND/INR) ......................    0.6                   0.6
Malaysia (MAL/MYR) ...................    4.7                   4.7
Philippines (PHIL/PHP) ...............    3.0                   3.0
Singapore (SING/SGD) .................   11.2                  11.2
United States (US/USD) ...............               9.7        9.7
                                        ------     -----      -----
Total  ...............................   90.3        9.7      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $16,490,084.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Australian Dollars......................     1,702,630         1.44937   2/24/98   $    98,158
Singapore Dollars.......................       855,479         1.67140   3/17/98        12,057
                                          --------------                          --------------
Total Contracts to Sell (Receivable
 amount $2,668,324).....................     2,558,109                                 110,215
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 15.51%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $   110,215
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F51

                         GT GLOBAL VARIABLE EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (32.8%)
  Schweizerischer Bankverein (Swiss Bank Corp.) ..............   SWTZ            3,670   $ 1,140,751         4.2
    BANKS-MONEY CENTER
  ING Groep N.V. .............................................   NETH           23,850     1,004,731         3.7
    OTHER FINANCIAL
  Axa - UAP ..................................................   FR             11,400       882,110         3.2
    INSURANCE - MULTI-LINE
  Safra Republic Holdings S.A.{\/} ...........................   LUX             6,800       724,200         2.6
    OTHER FINANCIAL
  General Accident PLC .......................................   UK             40,700       705,066         2.6
    INSURANCE - PROPERTY-CASUALTY
  ForeningsSparbanken AB .....................................   SWDN           29,711       675,641         2.5
    BANKS-REGIONAL
  Banque Nationale de Paris ..................................   FR             12,000       637,833         2.3
    BANKS-MONEY CENTER
  National Westminster Bank PLC ..............................   UK             37,000       614,844         2.2
    BANKS-MONEY CENTER
  Unidanmark AS "A" ..........................................   DEN             7,900       580,026         2.1
    BANKS-REGIONAL
  Nordbanken Holding AB ......................................   SWDN           94,665       535,498         2.0
    OTHER FINANCIAL
  Lloyds TSB Group PLC .......................................   UK             40,560       524,150         1.9
    BANKS-REGIONAL
  Svenska Handelsbanken, Inc. "A" Free .......................   SWDN           14,900       515,288         1.9
    BANKS-MONEY CENTER
  Abbey National PLC .........................................   UK             23,999       429,933         1.6
    BANKS-SUPER REGIONAL
                                                                                         -----------
                                                                                           8,970,071
                                                                                         -----------
Energy (15.8%)
  Total S.A. "B" .............................................   FR             10,000     1,088,311         4.0
    OIL
  Petroleum Geo-Services ASA-/- ..............................   NOR            13,830       871,174         3.2
    ENERGY EQUIPMENT & SERVICES
  Shell Transport & Trading Co., PLC .........................   UK             86,000       621,346         2.3
    OIL
  Viag AG ....................................................   GER             1,110       598,048         2.2
    ELECTRICAL & GAS UTILITIES
  Ente Nazionale Idrocarburi (ENI) S.p.A. ....................   ITLY           99,530       568,695         2.1
    OIL
  Coflexip - ADR{\/} .........................................   FR             10,000       555,000         2.0
    ENERGY EQUIPMENT & SERVICES
                                                                                         -----------
                                                                                           4,302,574
                                                                                         -----------
Services (13.5%)
  VNU (Verenigde Nederlandse Uitgeversbedrijven Verenigd
   Bezit) ....................................................   NETH           32,500       917,028         3.3
    BROADCASTING & PUBLISHING
  Telecel - Comunicacaoes Pessoais S.A.-/- ...................   PORT            8,107       864,012         3.1
    WIRELESS COMMUNICATIONS
  Telecom Italia SpA .........................................   ITLY          123,900       793,016         2.9
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                                      F52

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (Continued)
  Vodafone Group PLC .........................................   UK             90,000   $   648,768         2.4
    WIRELESS COMMUNICATIONS
  Koninklijke Ahold N.V. .....................................   NETH           19,367       505,384         1.8
    RETAILERS-FOOD
                                                                                         -----------
                                                                                           3,728,208
                                                                                         -----------
Health Care (12.4%)
  Roche Holding AG ...........................................   SWTZ               90       893,777         3.3
    PHARMACEUTICALS
  Nycomed Amersham PLC .......................................   UK             18,800       698,286         2.5
    PHARMACEUTICALS
  Genset: ....................................................   FR                 --            --         2.2
    BIOTECHNOLOGY
    ADR-/- {\/} ..............................................   --             27,204       537,279          --
    Common-/- ................................................   --                900        53,834          --
  Glaxo Wellcome PLC .........................................   UK             20,397       482,294         1.8
    PHARMACEUTICALS
  Schering AG ................................................   GER             4,160       401,312         1.5
    PHARMACEUTICALS
  Incentive AB "A" ...........................................   SWDN            1,950       175,656         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
  Nearmedic Ltd.-/- ..........................................   ASTRI          71,100       146,377         0.5
    PHARMACEUTICALS
                                                                                         -----------
                                                                                           3,388,815
                                                                                         -----------
Consumer Non-Durables (8.8%)
  Nestle S.A. - Registered ...................................   SWTZ              600       899,219         3.3
    FOOD
  Cadbury Schweppes PLC ......................................   UK             63,500       639,692         2.3
    BEVERAGES - NON-ALCOHOLIC
  Gucci Group - NY Registered Shares{\/} .....................   NETH           10,800       452,250         1.6
    TEXTILES & APPAREL
  OY Hartwall AB "A" .........................................   FIN             5,300       437,880         1.6
    BEVERAGES - ALCOHOLIC
                                                                                         -----------
                                                                                           2,429,041
                                                                                         -----------
Technology (7.6%)
  Baan Company N.V.-/- {\/} ..................................   NETH           26,000       858,000         3.1
    SOFTWARE
  Misys PLC ..................................................   UK             25,714       772,687         2.8
    SOFTWARE
  TT Tieto Oy "B" ............................................   FIN             4,129       464,699         1.7
    COMPUTERS & PERIPHERALS
                                                                                         -----------
                                                                                           2,095,386
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                      F53

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Materials/Basic Industry (6.8%)
  Ciba Specialty Chemicals AG-/- .............................   SWTZ            9,000   $ 1,072,162         3.9
    CHEMICALS
  Akzo Nobel N.V. ............................................   NETH            4,600       793,291         2.9
    CHEMICALS
                                                                                         -----------
                                                                                           1,865,453
                                                                                         -----------
Capital Goods (6.4%)
  Nokia AB "A" ...............................................   FIN            14,500     1,014,284         3.7
    TELECOM EQUIPMENT
  Alcatel Alsthom Compagnie Generale d'Electricite ...........   FR              5,800       737,227         2.7
    TELECOM EQUIPMENT
                                                                                         -----------
                                                                                           1,751,511
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $23,991,189) ..................                            28,531,059       104.1
                                                                                         -----------       -----

                                                                             NO. OF         VALUE        % OF NET
WARRANTS                                                        COUNTRY     WARRANTS      (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
  Union Bank of Switzerland Roche Warrants "C", expire 7/98
   (cost $185,238) ...........................................   SWTZ           26,100       197,457         0.7
                                                                                         -----------       -----
    PHARMACEUTICALS

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $2,505,000 U.S. Treasury Notes, 7.875%
   due 11/15/07 (market value of collateral is $2,749,238,
   including accrued interest). (cost $2,694,000) ............                             2,694,000         9.8
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $26,870,427)  * ......................                            31,422,516       114.6
Other Assets and Liabilities .................................                            (4,012,766)      (14.6)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $27,409,750       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $26,870,427 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,646,796
                 Unrealized depreciation:               (94,707)
                                                  -------------
                 Net unrealized appreciation:     $   4,552,089
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F54

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Austria (ASTRI/ATS) ..................    0.5                                   0.5
Denmark (DEN/DKK) ....................    2.1                                   2.1
Finland (FIN/FIM) ....................    7.0                                   7.0
France (FR/FRF) ......................   16.4                                  16.4
Germany (GER/DEM) ....................    3.7                                   3.7
Italy (ITLY/ITL) .....................    5.0                                   5.0
Luxembourg (LUX/LUF) .................    2.6                                   2.6
Netherlands (NETH/NLG) ...............   16.4                                  16.4
Norway (NOR/NOK) .....................    3.2                                   3.2
Portugal (PORT/PTE) ..................    3.1                                   3.1
Sweden (SWDN/SEK) ....................    7.0                                   7.0
Switzerland (SWTZ/CHF) ...............   14.7         0.7                      15.4
United Kingdom (UK/GBP) ..............   22.4                                  22.4
United States (US/USD) ...............                              (4.8)      (4.8)
                                        ------        ---            ---      -----
Total  ...............................  104.1         0.7           (4.8)     100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $27,409,750.

    The accompanying notes are an integral part of the financial statements.

                                      F55

                          GT GLOBAL MONEY MARKET FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                               MATURITY    PRINCIPAL      VALUE       % OF NET
SHORT-TERM INVESTMENTS                                               YIELD       DATE       AMOUNT      (NOTE 1)       ASSETS
-----------------------------------------------------------------  ---------   ---------  -----------  -----------  -------------
Commercial Paper - Discounted (48.6%)
  Pitney Bowes Credit Corp. .....................................    6.02%     14-Jan-98    1,000,000  $   997,832        3.7
  AIG Funding, Inc. .............................................    5.73%     30-Jan-98    1,000,000      995,425        3.7
  Motorola, Inc. ................................................    5.59%     09-Feb-98    1,000,000      994,042        3.7
  Bellsouth Telecommunications, Inc. ............................    5.78%     25-Feb-98    1,000,000      991,261        3.7
  General Electric Capital Corp. ................................    5.71%     11-Mar-98    1,000,000      989,363        3.7
  John Deere Capital Corp. ......................................    5.73%     19-Mar-98    1,000,000      987,915        3.7
  Walt Disney Co. ...............................................    5.59%     14-Apr-98    1,000,000      984,407        3.6
  3M Corp. ......................................................    5.68%     24-Apr-98    1,000,000      982,485        3.6
  American Express Credit Corp. .................................    5.71%     21-May-98    1,000,000      978,339        3.6
  The Procter & Gamble Co. ......................................    5.72%     11-Jun-98    1,000,000      975,090        3.6
  Kingdom of Sweden .............................................    5.62%     26-Jan-98      750,000      747,141        2.8
  E.I. DuPont de Nemours & Co. ..................................    5.62%     09-Feb-98      750,000      745,556        2.8
  Ford Motor Credit Corp. .......................................    5.63%     13-Feb-98      750,000      745,091        2.8
  Emerson Electric Co. ..........................................    5.66%     05-Jan-98      500,000      499,694        1.8
  AT&T Corp. ....................................................    5.58%     15-Jan-98      500,000      498,942        1.8
                                                                                                       -----------      -----
Total Commercial Paper - Discounted (amortized cost
 $13,112,583) ...................................................                                       13,112,583       48.6
                                                                                                       -----------      -----
Government & Government Agency Obligations (3.7%)
  Federal Home Loan Bank (amortized cost $990,329) ..............    5.59%     06-Mar-98    1,000,000      990,329        3.7
                                                                                                       -----------      -----
TOTAL SHORT-TERM INVESTMENTS (amortized cost $14,102,912)  * ....                                       14,102,912       52.3
                                                                                                       -----------      -----


REPURCHASE AGREEMENT
-----------------------------------------------------------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $3,175,000 U.S. Treasury Notes, 7.875% due
   11/15/07 (market value of collateral is $3,484,563, including
   accrued interest). (cost $3,413,000) .........................                                        3,413,000       12.7
                                                                                                       -----------      -----
TOTAL INVESTMENTS (cost $17,515,912)  * .........................                                       17,515,912       65.0
Other Assets and Liabilities ....................................                                        9,448,295       35.0
                                                                                                       -----------      -----
NET ASSETS ......................................................                                      $26,964,207      100.0
                                                                                                       -----------      -----
                                                                                                       -----------      -----

--------------

          *  For Federal income tax purposes, cost is $17,515,912

    The accompanying notes are an integral part of the financial statements.

                                      F56

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Finance (26.4%)
  Australia & New Zealand Banking Group Ltd. ..................   AUSL           22,700   $  149,963         2.5
    BANKS-REGIONAL
  HSBC Holdings PLC ...........................................   HK              5,100      125,715         2.1
    BANKS-MONEY CENTER
  Nordbanken Holding AB-/- ....................................   SWDN           21,330      120,659         2.0
    OTHER FINANCIAL
  M & G Group PLC .............................................   UK              5,100      117,869         2.0
    INVESTMENT MANAGEMENT
  Royal & Sun Alliance Insurance Group PLC ....................   UK             11,000      110,722         1.9
    INSURANCE - MULTI-LINE
  ING Groep N.V. ..............................................   NETH            2,243       94,491         1.6
    OTHER FINANCIAL
  Abbey National PLC ..........................................   UK              4,800       85,990         1.5
    BANKS-SUPER REGIONAL
  ForeningsSparbanken AB ......................................   SWDN            3,710       84,367         1.4
    BANKS-REGIONAL
  National Westminster Bank PLC ...............................   UK              4,900       81,425         1.4
    BANKS-MONEY CENTER
  Lloyds TSB Group PLC ........................................   UK              6,000       77,537         1.3
    BANKS-REGIONAL
  Axa Group ...................................................   FR                860       66,545         1.1
    INSURANCE - MULTI-LINE
  Unidanmark AS "A" ...........................................   DEN               900       66,079         1.1
    BANKS-REGIONAL
  Schroders PLC ...............................................   UK              2,100       65,966         1.1
    BANKS-MONEY CENTER
  Nichiei Co., Ltd. ...........................................   JPN               600       63,908         1.1
    OTHER FINANCIAL
  Banque Nationale de Paris ...................................   FR              1,051       55,864         0.9
    BANKS-MONEY CENTER
  State Bank of India Ltd. - GDR{\/} ..........................   IND             3,000       53,625         0.9
    BANKS-REGIONAL
  Schweizerischer Bankverein (Swiss Bank Corp.)-/- ............   SWTZ              170       52,841         0.9
    BANKS-MONEY CENTER
  United Overseas Bank Ltd. - Foreign .........................   SING            6,000       33,333         0.6
    BANKS-MONEY CENTER
  Cheung Kong (Holdings) Ltd. .................................   HK              5,000       32,748         0.6
    REAL ESTATE
  PSIL Bangkok Bank Co., Ltd. (Entitlement Certificates){\/}
   {=} ........................................................   THAI            8,000       14,720         0.2
    OTHER FINANCIAL
  Union Bank of Switzerland - Bearer ..........................   SWTZ                8       11,568         0.2
    BANKS-MONEY CENTER
                                                                                          ----------
                                                                                           1,565,935
                                                                                          ----------
Services (20.9%)
  EMI Group PLC ...............................................   UK             17,400      145,143         2.4
    LEISURE & TOURISM
  Woolworths Ltd. .............................................   AUSL           38,500      128,676         2.2
    RETAILERS-OTHER

    The accompanying notes are an integral part of the financial statements.

                                      F57

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Services (Continued)
  Telecomunicacoes Brasileiras S.A. (Telebras) - ADR{\/} ......   BRZL            1,000   $  116,438         2.0
    TELEPHONE NETWORKS
  Telecom Italia SpA ..........................................   ITLY           16,340      104,583         1.8
    TELEPHONE NETWORKS
  Telecom Corporation of New Zealand Ltd. .....................   NZ             19,000       92,067         1.6
    TELEPHONE NETWORKS
  Reuters Holdings PLC ........................................   UK              8,400       91,724         1.5
    BROADCASTING & PUBLISHING
  Koninklijke Ahold N.V. ......................................   NETH            3,216       83,922         1.4
    RETAILERS-FOOD
  EMAP PLC ....................................................   UK              5,000       74,507         1.3
    BROADCASTING & PUBLISHING
  Great Universal Stores PLC ..................................   UK              5,700       71,788         1.2
    RETAILERS-OTHER
  Portugal Telecom S.A. - Registered ..........................   PORT            1,270       58,945         1.0
    TELEPHONE NETWORKS
  Amway Japan Ltd. ............................................   JPN             2,900       55,556         0.9
    RETAILERS-OTHER
  Ezaki Glico Co., Ltd. .......................................   JPN             8,000       51,678         0.9
    RETAILERS-FOOD
  Telecel - Comunicacaoes Pessoais S.A.-/- ....................   PORT              480       51,157         0.9
    WIRELESS COMMUNICATIONS
  Vendex International N.V. ...................................   NETH              815       44,987         0.8
    RETAILERS-OTHER
  Vodafone Group PLC ..........................................   UK              4,764       34,341         0.6
    WIRELESS COMMUNICATIONS
  Telstra Corp. Ltd.-/- .......................................   AUSL           12,300       25,964         0.4
    TELECOM - OTHER
  Fast Retailing Co., Ltd. ....................................   JPN                44          705          --
    RETAILERS-APPAREL
                                                                                          ----------
                                                                                           1,232,181
                                                                                          ----------
Health Care (8.4%)
  Roche Holding AG ............................................   SWTZ               18      178,755         3.0
    PHARMACEUTICALS
  Novartis AG .................................................   SWTZ               46       74,641         1.3
    PHARMACEUTICALS
  Schering AG .................................................   GER               680       65,599         1.1
    PHARMACEUTICALS
  Astra AB "B" ................................................   SWDN            3,463       58,245         1.0
    MEDICAL TECHNOLOGY & SUPPLIES
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ......................   HGRY              500       57,438         1.0
    PHARMACEUTICALS
  Takeda Chemical Industries ..................................   JPN             2,000       57,011         1.0
    PHARMACEUTICALS
  M.L. Laboratories PLC-/- ....................................   UK                630          853          --
    PHARMACEUTICALS
                                                                                          ----------
                                                                                             492,542
                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                      F58

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Energy (8.2%)
  Shell Transport & Trading Co., PLC ..........................   UK             12,900   $   93,202         1.6
    OIL
  Viag AG .....................................................   GER               168       90,515         1.5
    ELECTRICAL & GAS UTILITIES
  Petroleo Brasileiro S.A. (Petrobras) - ADR{\/} ..............   BRZL            3,600       85,950         1.5
    GAS PRODUCTION & DISTRIBUTION
  Total S.A. "B" ..............................................   FR                760       82,712         1.4
    OIL
  Petroleum Geo-Services ASA-/- ...............................   NOR             1,250       78,739         1.3
    ENERGY EQUIPMENT & SERVICES
  Ente Nazionale Idrocarburi (ENI) S.p.A. .....................   ITLY            9,500       54,281         0.9
    OIL
                                                                                          ----------
                                                                                             485,399
                                                                                          ----------
Materials/Basic Industry (6.6%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ..................   MEX            23,300      114,074         1.9
    PAPER/PACKAGING
  Ciba Specialty Chemicals AG-/- ..............................   SWTZ              860      102,451         1.7
    CHEMICALS
  Akzo Nobel N.V. .............................................   NETH              420       72,431         1.2
    CHEMICALS
  BOC Group PLC ...............................................   UK              4,100       67,391         1.1
    CHEMICALS
  CRH PLC .....................................................   UK              3,600       41,675         0.7
    BUILDING MATERIALS & COMPONENTS
                                                                                          ----------
                                                                                             398,022
                                                                                          ----------
Technology (4.7%)
  Alcatel Alsthom Compagnie Generale d'Electricite ............   FR                840      106,771         1.8
    TELECOM TECHNOLOGY
  Cap Gemini N.V. .............................................   NETH            1,850       63,060         1.1
    COMPUTERS & PERIPHERALS
  Baan Company N.V.-/- {\/} ...................................   NETH            1,840       60,720         1.0
    SOFTWARE
  Matsushita-Kotobuki Electronics Ltd. ........................   JPN             2,000       50,268         0.8
    COMPUTERS & PERIPHERALS
                                                                                          ----------
                                                                                             280,819
                                                                                          ----------
Consumer Non-Durables (4.4%)
  Nestle S.A. - Registered ....................................   SWTZ               51       76,434         1.3
    FOOD
  Asahi Breweries Ltd. ........................................   JPN             5,000       72,797         1.2
    BEVERAGES - ALCOHOLIC
  Diageo PLC ..................................................   UK              6,500       59,717         1.0
    BEVERAGES - ALCOHOLIC
  Benckiser N.V. "B"-/- .......................................   NETH              700       28,971         0.5
    HOUSEHOLD PRODUCTS

    The accompanying notes are an integral part of the financial statements.

                                      F59

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                               COUNTRY      SHARES       (NOTE 1)       ASSETS
---------------------------------------------------------------  --------   -----------   ----------   -------------
Consumer Non-Durables (Continued)
  South African Breweries Ltd. ................................   SAFR            1,000   $   24,671         0.4
    BEVERAGES - ALCOHOLIC
                                                                                          ----------
                                                                                             262,590
                                                                                          ----------
Capital Goods (3.5%)
  Canon, Inc. .................................................   JPN             3,000       69,885         1.2
    OFFICE EQUIPMENT
  Nokia AB "A" ................................................   FIN               900       62,956         1.1
    TELECOM EQUIPMENT
  Coflexip - ADR{\/} ..........................................   FR                890       49,395         0.8
    CONSTRUCTION
  Kurita Water Industries Ltd. ................................   JPN             2,200       22,421         0.4
    ENVIRONMENTAL
                                                                                          ----------
                                                                                             204,657
                                                                                          ----------
Multi-Industry/Miscellaneous (3.1%)
  Shanghai Industrial Holdings Ltd. ...........................   HK             20,000       74,337         1.3
    MULTI-INDUSTRY
  BBA Group PLC ...............................................   UK             11,000       73,695         1.2
    MULTI-INDUSTRY
  Hutchison Whampoa ...........................................   HK              6,000       37,633         0.6
    MULTI-INDUSTRY
                                                                                          ----------
                                                                                             185,665
                                                                                          ----------
Consumer Durables (2.1%)
  Futuris Corp., Ltd. .........................................   AUSL           63,700       69,722         1.2
    AUTO PARTS
  Uny Co., Ltd. ...............................................   JPN             4,000       54,866         0.9
    APPLIANCES & HOUSEHOLD
                                                                                          ----------
                                                                                             124,588
                                                                                          ----------       -----

TOTAL EQUITY INVESTMENTS (cost $4,979,064) ....................                            5,232,398        88.3
                                                                                          ----------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F60

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                       (NOTE 1)       ASSETS
---------------------------------------------------------------                           ----------   -------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%
   collateralized by $755,000 Treasury Bills, 5.75% due
   12/31/98 (market value of collateral is 755,708 including
   accrued interest). (cost $737,000)  ........................                           $  737,000        12.4
                                                                                          ----------       -----

TOTAL INVESTMENTS (cost $5,716,064)  * ........................                            5,969,398       100.7
Other Assets and Liabilities ..................................                              (40,219)       (0.7)
                                                                                          ----------       -----

NET ASSETS ....................................................                           $5,929,179       100.0
                                                                                          ----------       -----
                                                                                          ----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {=} Each share of Entitlement Certificates represents one local share of PSIL Bangkok Bank Co., Ltd.
          * For Federal income tax purposes, cost is $5,742,779 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     550,414
                 Unrealized depreciation:              (323,795)
                                                  -------------
                 Net unrealized appreciation:     $     226,619
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F61

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS {D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Australia (AUSL/AUD) .................    6.3                      6.3
Brazil (BRZL/BRL) ....................    3.5                      3.5
Denmark (DEN/DKK) ....................    1.1                      1.1
Finland (FIN/FIM) ....................    1.1                      1.1
France (FR/FRF) ......................    6.0                      6.0
Germany (GER/DEM) ....................    2.6                      2.6
Hong Kong (HK/HKD) ...................    4.6                      4.6
Hungary (HGRY/HUF) ...................    1.0                      1.0
India (IND/INR) ......................    0.9                      0.9
Italy (ITLY/ITL) .....................    2.7                      2.7
Japan (JPN/JPY) ......................    8.4                      8.4
Mexico (MEX/MXN) .....................    1.9                      1.9
Netherlands (NETH/NLG) ...............    7.6                      7.6
New Zealand (NZ/NZD) .................    1.6                      1.6
Norway (NOR/NOK) .....................    1.3                      1.3
Portugal (PORT/PTE) ..................    1.9                      1.9
Singapore (SING/SGD) .................    0.6                      0.6
South Africa (SAFR/ZAR) ..............    0.4                      0.4
Sweden (SWDN/SEK) ....................    4.4                      4.4
Switzerland (SWTZ/CHF) ...............    8.4                      8.4
Thailand (THAI/THB) ..................    0.2                      0.2
United Kingdom (UK/GBP) ..............   21.8                     21.8
United States (US/USD) ...............               11.7         11.7
                                        ------      -----        -----
Total  ...............................   88.3        11.7        100.0
                                        ------      -----        -----
                                        ------      -----        -----

--------------

{d}  Percentages indicated are based on net assets of $5,929,179.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................       103,209         1.73540   2/27/98   $     3,394
French Francs...........................       109,074         5.72800    2/6/98         5,276
French Francs...........................        58,284         5.77490    2/6/98         2,323
Japanese Yen............................        71,264       120.70000    1/7/98         5,786
Japanese Yen............................        77,032       118.82300    2/4/98         7,127
Japanese Yen............................       185,089       122.20000   2/12/98        11,312
Swiss Francs............................       141,640         1.42180   3/19/98         2,544
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $783,354).....................       745,592                                  37,762
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 12.57%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $    37,762
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F62

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                      F63

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1997

--------------------------------------------------------------------------------

                                                             GT GLOBAL
                                          ------------------------------------------------
                                                       VARIABLE     VARIABLE
                                           VARIABLE     GLOBAL        U.S.       VARIABLE
                                          STRATEGIC   GOVERNMENT   GOVERNMENT     LATIN
                                            INCOME      INCOME       INCOME      AMERICA
                                             FUND        FUND         FUND         FUND
                                          ----------  -----------  -----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $26,107,023  $7,297,293   $6,740,169  $27,501,963
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
    At value............................  $26,190,001  $7,209,750   $6,891,579  $27,768,692
  Repurchase Agreement, at value and
   cost (Note 1)........................   2,721,000      55,000    1,031,000      881,000
  U.S. currency.........................         787         689          673          333
  Foreign currencies (cost $11,696; $0;
   $0; $366,104; $927,628; $5,078;
   $144,519; $29,071; $386; $0;
   $137,665; $442,937; $0; $129,665,
   respectively)........................      11,612          --           --      366,083
  Dividends and dividend withholding tax
   reclaims receivable..................          --          --           --       38,108
  Interest and interest withholding tax
   reclaims receivable..................     641,631     129,185       96,042          142
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................      22,808          --           --           --
  Receivable for Fund shares sold.......      60,753      17,673       69,470       74,881
  Receivable for open forward foreign
   currency contracts, net (Note 1).....     324,236     861,247           --           --
  Receivable for securities sold........      85,997       1,021           --      104,354
  Unamortized organizational costs (Note
   1)...................................         720         720          720          720
  Miscellaneous receivable..............       7,942          --           --           --
                                          ----------  -----------  -----------  ----------
    Total assets........................  30,067,487   8,275,285    8,089,484   29,234,313
                                          ----------  -----------  -----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --           --           --
  Payable for custodian fees............       5,647       1,400          499        1,464
  Payable for fund accounting fees (Note
   2)...................................         382         109          141          364
  Payable for Fund shares repurchased...         175          --       39,093      417,685
  Payable for investment management and
   administration fees (Note 2).........       8,042         104        1,833        2,743
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --          --           --           --
  Payable for printing and postage
   expenses.............................       7,954       9,458       11,676       10,604
  Payable for professional fees.........       5,391       8,142        7,947       11,409
  Payable for registration and filing
   fees.................................         791         986          973          974
  Payable for securities purchased......   1,538,668          --      652,860           --
  Payable for Trustees' fees and
   expenses (Note 2)....................       2,193       2,896        1,806        1,005
  Other accrued expenses................       1,552       1,163           20        1,848
                                          ----------  -----------  -----------  ----------
    Total liabilities...................   1,570,795      24,258      716,848      448,096
                                          ----------  -----------  -----------  ----------
Net assets..............................  $28,496,692  $8,251,027   $7,372,636  $28,786,217
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Shares outstanding......................   2,128,526     738,630      629,899    1,697,887
Net asset value per share...............  $    13.39   $   11.17    $   11.70   $    16.95
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $28,211,677  $9,025,361   $7,168,948  $28,083,619
  Undistributed/Accumulated net
   investment income (loss).............     397,677      98,996       70,621      304,812
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................    (511,122) (1,643,521)     (18,343)     130,952
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     315,482     857,734           --          105
  Net unrealized appreciation
   (depreciation) of investments........      82,978     (87,543)     151,410      266,729
                                          ----------  -----------  -----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $28,496,692  $8,251,027   $7,372,636  $28,786,217
                                          ----------  -----------  -----------  ----------
                                          ----------  -----------  -----------  ----------

    The accompanying notes are an integral part of the financial statements.

                                      F64

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                            AND LIABILITIES  (cont'd)
                               December 31, 1997

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                           VARIABLE    VARIABLE    VARIABLE                 VARIABLE                VARIABLE
                                           GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL     VARIABLE      NEW
                                            INCOME    MUNICATIONS  MARKETS    INFRASTRUCTURE RESOURCES  AMERICA     PACIFIC
                                             FUND        FUND        FUND        FUND         FUND        FUND        FUND
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $38,145,106 $53,078,512 $15,820,446  $7,192,094  $16,229,109 $39,605,742 $17,371,716
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    At value............................  $48,887,260 $62,023,322 $14,141,243  $7,857,880  $16,115,801 $44,500,260 $14,889,660
  Repurchase Agreement, at value and
   cost (Note 1)........................   1,864,000   6,148,000   2,659,000     767,000      678,000   4,057,000   3,341,000
  U.S. currency.........................         419      27,840         622         237          653         745         894
  Foreign currencies (cost $11,696; $0;
   $0; $366,104; $927,628; $5,078;
   $144,519; $29,071; $386; $0;
   $137,665; $442,937; $0; $129,665,
   respectively)........................     918,800       4,993     144,328      28,443          583          --     133,271
  Dividends and dividend withholding tax
   reclaims receivable..................      69,481      22,431      29,371       6,871       57,073      11,542      49,059
  Interest and interest withholding tax
   reclaims receivable..................     301,826         991         741         124          109         654         538
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................          --          --          --          --           --          --          --
  Receivable for Fund shares sold.......         522      15,989      40,934       3,769       21,811     128,089       3,873
  Receivable for open forward foreign
   currency contracts, net (Note 1).....          --     192,145          --          --           --          --     110,215
  Receivable for securities sold........      24,586          --     314,868     128,096       49,242     780,668     586,144
  Unamortized organizational costs (Note
   1)...................................         720       5,009          --          --           --         720         720
  Miscellaneous receivable..............       2,771          --         802          --           --          --       1,279
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total assets........................  52,070,385  68,440,720  17,331,909   8,792,420   16,923,272  49,479,678  19,116,653
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Liabilities:
  Distribution payable (Note 1).........          --          --          --          --           --          --          --
  Payable for custodian fees............       1,759       3,652       4,187       1,631        6,278       3,860       3,811
  Payable for fund accounting fees (Note
   2)...................................         779       2,005         165         182          356         629         160
  Payable for Fund shares repurchased...   1,650,561      92,027     742,945      26,066      165,416     941,221   2,500,744
  Payable for investment management and
   administration fees (Note 2).........       8,813      56,704       3,824       3,461       20,687      27,168         340
  Payable for open forward foreign
   currency contracts, net (Note 1).....         158          --          --          --           --          --          --
  Payable for printing and postage
   expenses.............................      11,234      18,205       9,964       9,855        9,994      10,799       8,697
  Payable for professional fees.........       9,207      11,747      16,597       2,479        9,089      13,746      12,378
  Payable for registration and filing
   fees.................................         849         647         868         718          718         971         786
  Payable for securities purchased......      26,672      51,615      39,171          --           --   4,501,419      97,962
  Payable for Trustees' fees and
   expenses (Note 2)....................       2,229       1,529       2,175       1,541        1,626       2,101         789
  Other accrued expenses................       1,860      16,446       3,256       1,302          101         940         902
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total liabilities...................   1,714,121     254,577     823,152      47,235      214,265   5,502,854   2,626,569
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets..............................  $50,356,264 $68,186,143 $16,508,757  $8,745,185  $16,709,007 $43,976,824 $16,490,084
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Shares outstanding......................   2,706,781   3,705,691   1,426,915     534,970      827,133   2,028,716   1,569,858
Net asset value per share...............  $    18.60  $    18.40  $    11.57   $   16.35   $    20.20  $    21.68  $    10.50
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $38,305,805 $53,343,304 $17,488,167  $8,207,422  $14,901,974 $33,148,647 $19,282,058
  Undistributed/Accumulated net
   investment income (loss).............     643,714          --     168,757      77,503           --          --     351,912
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................     678,335   5,705,968     537,424    (203,730)   1,919,773   5,933,659    (767,156)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (13,744)    192,061      (6,388)     (1,796)         568          --     105,326
  Net unrealized appreciation
   (depreciation) of investments........  10,742,154   8,944,810  (1,679,203)    665,786     (113,308)  4,894,518  (2,482,056)
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $50,356,264 $68,186,143 $16,508,757  $8,745,185  $16,709,007 $43,976,824 $16,490,084
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------


                                           VARIABLE     MONEY      VARIABLE
                                            EUROPE      MARKET    INTERNATIONAL
                                             FUND        FUND        FUND
                                          ----------  ----------  -----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $24,176,427 $14,102,912  $4,979,064
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
    At value............................  $28,728,516 $14,102,912  $5,232,398
  Repurchase Agreement, at value and
   cost (Note 1)........................   2,694,000   3,413,000     737,000
  U.S. currency.........................         829         846         266
  Foreign currencies (cost $11,696; $0;
   $0; $366,104; $927,628; $5,078;
   $144,519; $29,071; $386; $0;
   $137,665; $442,937; $0; $129,665,
   respectively)........................     431,337          --     128,171
  Dividends and dividend withholding tax
   reclaims receivable..................      18,956          --       8,741
  Interest and interest withholding tax
   reclaims receivable..................         434         550         119
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................          --          --          --
  Receivable for Fund shares sold.......       6,680   9,660,958          --
  Receivable for open forward foreign
   currency contracts, net (Note 1).....          --          --      37,762
  Receivable for securities sold........      17,598          --      14,957
  Unamortized organizational costs (Note
   1)...................................         720         720          --
  Miscellaneous receivable..............          --          --          --
                                          ----------  ----------  -----------
    Total assets........................  31,899,070  27,178,986   6,159,414
                                          ----------  ----------  -----------
Liabilities:
  Distribution payable (Note 1).........          --     122,689          --
  Payable for custodian fees............       4,021       3,495       4,421
  Payable for fund accounting fees (Note
   2)...................................         420         619          84
  Payable for Fund shares repurchased...   3,513,563      74,045     170,125
  Payable for investment management and
   administration fees (Note 2).........       2,409         847          71
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --          --          --
  Payable for printing and postage
   expenses.............................       9,992       6,519      13,050
  Payable for professional fees.........      11,840       5,049      17,293
  Payable for registration and filing
   fees.................................       1,670         603         793
  Payable for securities purchased......     943,185          --      21,762
  Payable for Trustees' fees and
   expenses (Note 2)....................         636         479       1,434
  Other accrued expenses................       1,584         434       1,202
                                          ----------  ----------  -----------
    Total liabilities...................   4,489,320     214,779     230,235
                                          ----------  ----------  -----------
Net assets..............................  $27,409,750 $26,964,207  $5,929,179
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Shares outstanding......................   1,216,931  26,964,207     466,276
Net asset value per share...............  $    22.52  $     1.00   $   12.72
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Net assets consist of:
  Paid in capital (Note 4)..............  $18,882,870 $26,964,207  $5,176,835
  Undistributed/Accumulated net
   investment income (loss).............      60,949          --      56,757
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   3,916,409          --     406,239
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      (2,567)         --      36,014
  Net unrealized appreciation
   (depreciation) of investments........   4,552,089          --     253,334
                                          ----------  ----------  -----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $27,409,750 $26,964,207  $5,929,179
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F65

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENTS OF OPERATIONS

                          Year ended December 31, 1997

--------------------------------------------------------------------------------

                                                            GT GLOBAL
                                          ----------------------------------------------
                                                      VARIABLE     VARIABLE
                                          VARIABLE     GLOBAL        U.S.      VARIABLE
                                          STRATEGIC  GOVERNMENT   GOVERNMENT     LATIN
                                           INCOME      INCOME       INCOME      AMERICA
                                            FUND        FUND         FUND        FUND
                                          ---------  -----------  -----------  ---------
Investment income:  * (Note 1)
  Dividend income.......................         --          --           --   $ 648,017
  Interest income.......................  $2,424,904  $ 679,758    $ 368,795     131,839
                                          ---------  -----------  -----------  ---------
    Total investment income.............  2,424,904     679,758      368,795     779,856
                                          ---------  -----------  -----------  ---------
Expenses:
  Amortization of organization costs
   (Note 1).............................      6,264       6,264        6,264       6,264
  Custodian fees........................     28,036      16,723        1,595      45,522
  Fund accounting fees (Note 2).........      7,516       2,342        1,448       7,491
  Investment management and
   administration fees (Note 2).........    224,634      70,010       42,280     298,692
  Printing and postage expenses.........     12,717       9,887        9,600      15,520
  Professional fees.....................     31,733      29,227       28,677      32,866
  Registration and filing fees..........        718          13           --          --
  Trustees' fees and expenses (Note
   2)...................................      1,825       1,825        1,325         625
  Other expenses (Note 1)...............      7,412       7,203           34      10,295
                                          ---------  -----------  -----------  ---------
    Total expenses before reimbursements
     and reductions.....................    320,855     143,494       91,223     417,275
                                          ---------  -----------  -----------  ---------
      Expenses reimbursed by Chancellor
       LGT Asset Management, Inc. (Note
       2)...............................    (16,129)    (43,130)     (34,816)    (33,765)
      Expense reductions (Notes 1 &
       5)...............................    (36,222)    (12,000)          --      (8,037)
                                          ---------  -----------  -----------  ---------
    Total net expenses..................    268,504      88,364       56,407     375,473
                                          ---------  -----------  -----------  ---------
Net investment income (loss)............  2,156,400     591,394      312,388     404,383
                                          ---------  -----------  -----------  ---------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................  1,498,322    (367,088)      (2,569)  3,622,656
  Net realized gain (loss) on foreign
   currency transactions................    119,922    (371,086)       1,093     (52,834)
                                          ---------  -----------  -----------  ---------
    Net realized gain (loss) during the
     year...............................  1,618,244    (738,174)      (1,476)  3,569,822
                                          ---------  -----------  -----------  ---------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities
   in foreign currencies................    271,762     803,351       (2,603)      2,156
  Net change in unrealized appreciation
   (depreciation) of investments........  (1,968,623)   (292,630)    153,207    (244,181)
                                          ---------  -----------  -----------  ---------
    Net unrealized appreciation
     (depreciation) during the year.....  (1,696,861)    510,721     150,604    (242,025)
                                          ---------  -----------  -----------  ---------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................    (78,617)   (227,453)     149,128   3,327,797
                                          ---------  -----------  -----------  ---------
Net increase (decrease) in net assets
 resulting from operations..............  $2,077,783  $ 363,941    $ 461,516   $3,732,180
                                          ---------  -----------  -----------  ---------
                                          ---------  -----------  -----------  ---------
 *Net of foreign withholding tax of:....  $      --   $      --    $      --   $  14,936
                                          ---------  -----------  -----------  ---------
                                          ---------  -----------  -----------  ---------

    The accompanying notes are an integral part of the financial statements.

                                      F66

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                          Year ended December 31, 1997

--------------------------------------------------------------------------------

                                                                           GT GLOBAL
                                ------------------------------------------------------------------------------------------------
                                  VARIABLE      VARIABLE      VARIABLE                      VARIABLE                  VARIABLE
                                  GROWTH &      TELECOM-      EMERGING       VARIABLE        NATURAL     VARIABLE       NEW
                                   INCOME      MUNICATIONS     MARKETS    INFRASTRUCTURE    RESOURCES    AMERICA      PACIFIC
                                    FUND          FUND          FUND           FUND           FUND         FUND         FUND
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
Investment income:  * (Note 1)
  Dividend income.............   $   800,518   $  330,336    $   399,980    $ 105,232      $   120,162  $  148,233  $    617,672
  Interest income.............       881,543      371,303         79,108       77,168           69,213      77,101       101,060
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
    Total investment income...     1,682,061      701,639        479,088      182,400          189,375     225,334       718,732
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
Expenses:
  Amortization of organization
   costs (Note 1).............         6,264        6,264             --           --               --       6,264         6,264
  Custodian fees..............        35,997       27,145         36,387        8,467           28,249      17,611        42,871
  Fund accounting fees (Note
   2).........................        10,587       17,340          5,281        2,161            4,696      10,211         6,939
  Investment management and
   administration fees (Note
   2).........................       421,575      691,109        207,464       84,074          182,720     305,132       276,947
  Printing and postage
   expenses...................        17,157       24,875         12,871        8,831            9,893      17,011        16,811
  Professional fees...........        34,776       34,085         37,323       19,540           27,635      29,664        31,924
  Registration and filing
   fees.......................           711          305            717           13               12          12           711
  Trustees' fees and expenses
   (Note 2)...................         1,996        1,325            417          417              365       2,190           873
  Other expenses (Note 1).....         5,028        2,568         13,587        1,326            6,706       8,575        13,233
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
    Total expenses before
     reimbursements and
     reductions...............       534,091      805,016        314,047      124,829          260,276     396,670       396,573
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
      Expenses reimbursed by
       Chancellor LGT Asset
       Management, Inc. (Note
       2).....................        (5,189)          --        (38,322)     (19,594)         (26,931)         --       (39,729)
      Expense reductions
       (Notes 1 & 5)..........       (52,486)     (35,043)       (18,243)      (6,093)         (14,139)    (28,418)      (53,740)
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
    Total net expenses........       476,416      769,973        257,482       99,142          219,206     368,252       303,104
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
Net investment income
 (loss).......................     1,205,645      (68,334)       221,606       83,258          (29,831)   (142,918)      415,628
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
Net realized and unrealized
gain (loss) on investments and
foreign currencies: (Note 1)
  Net realized gain (loss) on
   investments................     1,354,147    5,547,017        691,815     (203,137)       2,089,325   6,277,204       (51,464)
  Net realized gain (loss) on
   foreign currency
   transactions...............       276,305      259,544       (199,511)      (3,279)         (55,031)         --       (49,256)
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
    Net realized gain (loss)
     during the year..........     1,630,452    5,806,561        492,304     (206,416)       2,034,294   6,277,204      (100,720)
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities
   in foreign currencies......       (54,835)     167,417         (9,023)      (1,800)           2,250          --       105,422
  Net change in unrealized
   appreciation (depreciation)
   of investments.............     3,876,889    2,996,284     (2,699,474)     442,473       (1,935,169)   (372,530)  (10,613,599)
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
    Net unrealized
     appreciation
     (depreciation) during the
     year.....................     3,822,054    3,163,701     (2,708,497)     440,673       (1,932,919)   (372,530)  (10,508,177)
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
  Net realized and unrealized
   gain (loss) on investments
   and foreign currencies.....     5,452,506    8,970,262     (2,216,193)     234,257          101,375   5,904,674   (10,608,897)
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
Net increase (decrease) in net
 assets resulting from
 operations...................   $ 6,658,151   $8,901,928    $(1,994,587)   $ 317,515      $    71,544  $5,761,756  $(10,193,269)
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
 *Net of foreign withholding
 tax of:......................   $    90,398   $   26,632    $    22,039    $   7,094      $    14,701  $       --  $     27,707
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------
                                ------------   -----------   -----------  --------------   -----------  ----------  ------------


                                 VARIABLE     MONEY       VARIABLE
                                  EUROPE      MARKET    INTERNATIONAL
                                   FUND        FUND         FUND
                                ----------  ----------  -------------
Investment income:  * (Note 1)
  Dividend income.............  $  339,608          --    $ 93,804
  Interest income.............      57,835  $1,196,522      40,255
                                ----------  ----------  -------------
    Total investment income...     397,443   1,196,522     134,059
                                ----------  ----------  -------------
Expenses:
  Amortization of organization
   costs (Note 1).............       6,264       6,264          --
  Custodian fees..............      32,466      12,482      20,499
  Fund accounting fees (Note
   2).........................       7,002       5,575       1,421
  Investment management and
   administration fees (Note
   2).........................     279,058     108,454      56,606
  Printing and postage
   expenses...................      13,381      12,099      14,658
  Professional fees...........      33,807      22,907      34,523
  Registration and filing
   fees.......................         711          12         718
  Trustees' fees and expenses
   (Note 2)...................       1,677       1,825         413
  Other expenses (Note 1).....      19,604       1,721       2,114
                                ----------  ----------  -------------
    Total expenses before
     reimbursements and
     reductions...............     393,970     171,339     130,952
                                ----------  ----------  -------------
      Expenses reimbursed by
       Chancellor LGT Asset
       Management, Inc. (Note
       2).....................     (27,622)     (8,673)    (60,092)
      Expense reductions
       (Notes 1 & 5)..........     (31,687)         --      (6,300)
                                ----------  ----------  -------------
    Total net expenses........     334,661     162,666      64,560
                                ----------  ----------  -------------
Net investment income
 (loss).......................      62,782   1,033,856      69,499
                                ----------  ----------  -------------
Net realized and unrealized
gain (loss) on investments and
foreign currencies: (Note 1)
  Net realized gain (loss) on
   investments................   4,020,416          --     452,351
  Net realized gain (loss) on
   foreign currency
   transactions...............      64,152          --      49,164
                                ----------  ----------  -------------
    Net realized gain (loss)
     during the year..........   4,084,568          --     501,515
                                ----------  ----------  -------------
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities
   in foreign currencies......      (4,948)         --      19,339
  Net change in unrealized
   appreciation (depreciation)
   of investments.............     417,896          --     (52,826)
                                ----------  ----------  -------------
    Net unrealized
     appreciation
     (depreciation) during the
     year.....................     412,948          --     (33,487)
                                ----------  ----------  -------------
  Net realized and unrealized
   gain (loss) on investments
   and foreign currencies.....   4,497,516          --     468,028
                                ----------  ----------  -------------
Net increase (decrease) in net
 assets resulting from
 operations...................  $4,560,298  $1,033,856    $537,527
                                ----------  ----------  -------------
                                ----------  ----------  -------------
 *Net of foreign withholding
 tax of:......................  $   48,612  $       --    $ 12,924
                                ----------  ----------  -------------
                                ----------  ----------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F67

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      For the year ended December 31, 1997

--------------------------------------------------------------------------------

                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE      VARIABLE
                                            VARIABLE        GLOBAL         U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT    GOVERNMENT       LATIN
                                             INCOME         INCOME        INCOME        AMERICA
                                              FUND           FUND          FUND          FUND
                                          -------------  ------------  ------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   2,156,400  $    591,394  $    312,388  $     404,383
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,618,244      (738,174)       (1,476)     3,569,822
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        271,762       803,351        (2,603)         2,156
  Net change in unrealized appreciation
   (depreciation) of investments........     (1,968,623)     (292,630)      153,207       (244,181)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      2,077,783       363,941       461,516      3,732,180
                                          -------------  ------------  ------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (2,041,389)     (616,309)     (262,504)            --
  From net realized gain on
   investments..........................             --            --       (42,460)            --
  In excess of net investment income....             --            --            --             --
                                          -------------  ------------  ------------  -------------
    Total distributions.................     (2,041,389)     (616,309)     (304,964)            --
                                          -------------  ------------  ------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     37,352,357     4,845,991     6,057,200     50,446,691
  Decrease from capital shares
   repurchased..........................    (40,609,980)   (6,739,965)   (4,324,042)   (48,320,307)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (3,257,623)   (1,893,974)    1,733,158      2,126,384
                                          -------------  ------------  ------------  -------------
Total increase (decrease) in net
 assets.................................     (3,221,229)   (2,146,342)    1,889,710      5,858,564
Net assets:
  Beginning of year.....................     31,717,921    10,397,369     5,482,926     22,927,653
                                          -------------  ------------  ------------  -------------
  End of year  *........................  $  28,496,692  $  8,251,027  $  7,372,636  $  28,786,217
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------
   *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     397,677  $     98,996  $     70,621  $     304,812
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------

                                                    For the year ended December 31, 1996
                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE      VARIABLE
                                            VARIABLE        GLOBAL         U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT    GOVERNMENT       LATIN
                                             INCOME         INCOME        INCOME        AMERICA
                                              FUND           FUND          FUND          FUND
                                          -------------  ------------  ------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   2,081,768  $    683,201  $    272,902  $     435,954
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,924,934      (141,142)       26,233      1,989,181
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        137,267       120,434         2,603          5,649
  Net change in unrealized appreciation
   (depreciation) of investments........      1,136,746       (38,711)     (183,973)     2,060,350
                                          -------------  ------------  ------------  -------------
    Net increase in net assets resulting
     from operations....................      5,280,715       623,782       117,765      4,491,134
                                          -------------  ------------  ------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (1,851,306)     (706,141)     (262,014)      (613,467)
  From net realized gain on
   investments..........................       (153,457)           --            --             --
  In excess of net investment income....             --            --            --        (11,459)
                                          -------------  ------------  ------------  -------------
    Total distributions.................     (2,004,763)     (706,141)     (262,014)      (624,926)
                                          -------------  ------------  ------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     45,166,146     7,375,614     4,065,030     29,173,781
  Decrease from capital shares
   repurchased..........................    (42,069,061)   (8,839,632)   (4,430,300)   (29,883,182)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) from capital
     share transactions.................      3,097,085    (1,464,018)     (365,270)      (709,401)
                                          -------------  ------------  ------------  -------------
Total increase (decrease) in net
 assets.................................      6,373,037    (1,546,377)     (509,519)     3,156,807
Net assets:
  Beginning of year.....................     25,344,884    11,943,746     5,992,445     19,770,846
                                          -------------  ------------  ------------  -------------
  End of year  * *......................  $  31,717,921  $ 10,397,369  $  5,482,926  $  22,927,653
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------
   * *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     461,426  $    427,910  $     21,121  $          --
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F68

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      For the year ended December 31, 1997

--------------------------------------------------------------------------------

                                                                                  GT GLOBAL
                                          -----------------------------------------------------------------------------------------
                                            VARIABLE       VARIABLE       VARIABLE                       VARIABLE
                                            GROWTH &       TELECOM-       EMERGING        VARIABLE        NATURAL       VARIABLE
                                             INCOME       MUNICATIONS      MARKETS     INFRASTRUCTURE    RESOURCES       AMERICA
                                              FUND           FUND           FUND            FUND           FUND           FUND
                                          -------------  -------------  -------------  --------------  -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $   1,205,645  $     (68,334) $     221,606  $       83,258  $     (29,831) $    (142,918)
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,630,452      5,806,561        492,304        (206,416)     2,034,294      6,277,204
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        (54,835)       167,417         (9,023)         (1,800)         2,250             --
  Net change in unrealized appreciation
   (depreciation) of investments........      3,876,889      2,996,284     (2,699,474)        442,473     (1,935,169)      (372,530)
                                          -------------  -------------  -------------  --------------  -------------  -------------
    Net increase in net assets resulting
     from operations....................      6,658,151      8,901,928     (1,994,587)        317,515         71,544      5,761,756
                                          -------------  -------------  -------------  --------------  -------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (1,300,804)            --        (84,900)        (47,833)            --       (196,399)
  From net realized gain on
   investments..........................        (90,528)    (7,777,355)    (1,283,734)       (431,226)      (762,160)    (1,554,377)
  In excess of net investment income....             --             --             --              --             --             --
                                          -------------  -------------  -------------  --------------  -------------  -------------
    Total distributions.................     (1,391,332)    (7,777,355)    (1,368,634)       (479,059)      (762,160)    (1,750,776)
                                          -------------  -------------  -------------  --------------  -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     80,082,075     53,743,901     65,386,565       6,628,609     42,957,139     51,554,136
  Decrease from capital shares
   repurchased..........................    (71,425,393)   (49,940,160)   (63,118,511)     (3,775,850)   (41,865,469)   (53,234,901)
                                          -------------  -------------  -------------  --------------  -------------  -------------
    Net increase (decrease) from capital
     share transactions.................      8,656,682      3,803,741      2,268,054       2,852,759      1,091,670     (1,680,765)
                                          -------------  -------------  -------------  --------------  -------------  -------------
Total increase (decrease) in net
 assets.................................     13,923,501      4,928,314     (1,095,167)      2,691,215        401,054      2,330,215
Net assets:
  Beginning of year.....................     36,432,763     63,257,829     17,603,924       6,053,970     16,307,953     41,646,609
                                          -------------  -------------  -------------  --------------  -------------  -------------
  End of year...........................  $  50,356,264  $  68,186,143  $  16,508,757  $    8,745,185  $  16,709,007  $  43,976,824
                                          -------------  -------------  -------------  --------------  -------------  -------------
                                          -------------  -------------  -------------  --------------  -------------  -------------
   *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     643,714  $          --  $     168,757  $       77,503  $          --  $          --
                                          -------------  -------------  -------------  --------------  -------------  -------------
                                          -------------  -------------  -------------  --------------  -------------  -------------


                                             VARIABLE
                                               NEW          VARIABLE         MONEY         VARIABLE
                                             PACIFIC         EUROPE          MARKET      INTERNATIONAL
                                               FUND           FUND            FUND           FUND
                                          --------------  -------------  --------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)..........  $      415,628  $      62,782  $    1,033,856  $      69,499
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................        (100,720)     4,084,568              --        501,515
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         105,422         (4,948)             --         19,339
  Net change in unrealized appreciation
   (depreciation) of investments........     (10,613,599)       417,896              --        (52,826)
                                          --------------  -------------  --------------  -------------
    Net increase in net assets resulting
     from operations....................     (10,193,269)     4,560,298       1,033,856        537,527
                                          --------------  -------------  --------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............        (178,145)       (69,048)     (1,033,856)        (7,912)
  From net realized gain on
   investments..........................        (128,263)    (2,404,127)             --             --
  In excess of net investment income....              --             --              --             --
                                          --------------  -------------  --------------  -------------
    Total distributions.................        (306,408)    (2,473,175)     (1,033,856)        (7,912)
                                          --------------  -------------  --------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     181,437,283    147,172,457     524,518,140     35,266,039
  Decrease from capital shares
   repurchased..........................    (187,117,722)  (146,386,879)   (517,347,993)   (34,648,323)
                                          --------------  -------------  --------------  -------------
    Net increase (decrease) from capital
     share transactions.................      (5,680,439)       785,578       7,170,147        617,716
                                          --------------  -------------  --------------  -------------
Total increase (decrease) in net
 assets.................................     (16,180,116)     2,872,701       7,170,147      1,147,331
Net assets:
  Beginning of year.....................      32,670,200     24,537,049      19,794,060      4,781,848
                                          --------------  -------------  --------------  -------------
  End of year...........................  $   16,490,084  $  27,409,750  $   26,964,207  $   5,929,179
                                          --------------  -------------  --------------  -------------
                                          --------------  -------------  --------------  -------------
   *Includes undistributed/accumulated
   net investment income (loss) of:.....  $      351,912  $      60,949  $           --  $      56,757
                                          --------------  -------------  --------------  -------------
                                          --------------  -------------  --------------  -------------

                                                           For the year ended December 31, 1996
                                                                        GT GLOBAL
                                ------------------------------------------------------------------------------------------
                                  VARIABLE       VARIABLE       VARIABLE                        VARIABLE
                                  GROWTH &       TELECOM-       EMERGING        VARIABLE         NATURAL       VARIABLE
                                   INCOME       MUNICATIONS      MARKETS     INFRASTRUCTURE     RESOURCES       AMERICA
                                    FUND           FUND           FUND            FUND            FUND           FUND
                                -------------  -------------  -------------  --------------   -------------  -------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $   1,137,133  $    (159,179) $     132,940   $     47,274    $     (45,203) $     201,092
  Net realized gain (loss) on
   investments and foreign
   currency transactions......        584,240      8,082,167      2,583,937        432,860          732,622      1,558,532
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................         20,456          3,633          2,710            145           (2,282)            --
  Net change in unrealized
   appreciation (depreciation)
   of investments.............      3,228,349      1,763,783        826,703        211,063        1,760,818      4,688,367
                                -------------  -------------  -------------  --------------   -------------  -------------
    Net increase in net assets
     resulting from
     operations...............      4,970,178      9,690,404      3,546,290        691,342        2,445,955      6,447,991
                                -------------  -------------  -------------  --------------   -------------  -------------
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................       (736,222)       (70,025)            --         (9,314)              --       (526,781)
  From net realized gain on
   investments................       (103,267)    (6,373,965)            --        (17,455)              --     (4,953,885)
  In excess of net investment
   income.....................             --             --             --             --               --             --
                                -------------  -------------  -------------  --------------   -------------  -------------
    Total distributions.......       (839,489)    (6,443,990)            --        (26,769)              --     (5,480,666)
                                -------------  -------------  -------------  --------------   -------------  -------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and reinvested........     29,950,604     43,828,906     32,771,217      7,252,525       33,416,057     60,951,545
  Decrease from capital shares
   repurchased................    (28,213,931)   (34,595,566)   (27,696,344)    (3,457,346)     (20,919,006)   (57,915,239)
                                -------------  -------------  -------------  --------------   -------------  -------------
    Net increase (decrease)
     from capital share
     transactions.............      1,736,673      9,233,340      5,074,873      3,795,179       12,497,051      3,036,306
                                -------------  -------------  -------------  --------------   -------------  -------------
Total increase (decrease) in
 net assets...................      5,867,362     12,479,754      8,621,163      4,459,752       14,943,006      4,003,631
Net assets:
  Beginning of year...........     30,565,401     50,778,075      8,982,761      1,594,218        1,364,947     37,642,978
                                -------------  -------------  -------------  --------------   -------------  -------------
  End of year  * *............  $  36,432,763  $  63,257,829  $  17,603,924   $  6,053,970    $  16,307,953  $  41,646,609
                                -------------  -------------  -------------  --------------   -------------  -------------
                                -------------  -------------  -------------  --------------   -------------  -------------
   * *Includes
   undistributed/accumulated
   net investment income
   (loss) of:.................  $     745,652  $          --  $      83,731   $     45,357    $          --  $     196,399
                                -------------  -------------  -------------  --------------   -------------  -------------
                                -------------  -------------  -------------  --------------   -------------  -------------


                                   VARIABLE
                                     NEW          VARIABLE         MONEY         VARIABLE
                                   PACIFIC         EUROPE          MARKET      INTERNATIONAL
                                     FUND           FUND            FUND           FUND
                                --------------  -------------  --------------  -------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $      256,226  $      71,331  $      717,755  $      21,621
  Net realized gain (loss) on
   investments and foreign
   currency transactions......       1,248,081      3,075,019              --        218,360
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................          (2,246)       (10,428)             --          3,152
  Net change in unrealized
   appreciation (depreciation)
   of investments.............       7,190,989      2,087,986              --        130,577
                                --------------  -------------  --------------  -------------
    Net increase in net assets
     resulting from
     operations...............       8,693,050      5,223,908         717,755        373,710
                                --------------  -------------  --------------  -------------
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................        (329,817)      (155,793)       (717,755)          (526)
  From net realized gain on
   investments................              --             --              --        (14,157)
  In excess of net investment
   income.....................              --             --              --             --
                                --------------  -------------  --------------  -------------
    Total distributions.......        (329,817)      (155,793)       (717,755)       (14,683)
                                --------------  -------------  --------------  -------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and reinvested........     177,020,035     77,988,956     316,808,464      9,136,580
  Decrease from capital shares
   repurchased................    (175,737,852)   (74,160,899)   (311,904,996)    (8,376,359)
                                --------------  -------------  --------------  -------------
    Net increase (decrease)
     from capital share
     transactions.............       1,282,183      3,828,057       4,903,468        760,221
                                --------------  -------------  --------------  -------------
Total increase (decrease) in
 net assets...................       9,645,416      8,896,172       4,903,468      1,119,248
Net assets:
  Beginning of year...........      23,024,784     15,640,877      14,890,592      3,662,600
                                --------------  -------------  --------------  -------------
  End of year  * *............  $   32,670,200  $  24,537,049  $   19,794,060  $   4,781,848
                                --------------  -------------  --------------  -------------
                                --------------  -------------  --------------  -------------
   * *Includes
   undistributed/accumulated
   net investment income
   (loss) of:.................  $      163,089  $      67,215  $           --  $       6,759
                                --------------  -------------  --------------  -------------
                                --------------  -------------  --------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F69

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------
                                                               VARIABLE STRATEGIC INCOME FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  13.38      $  11.86      $  10.82      $  14.57      $      12.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........      1.00(a)       0.95(b)       1.07(c)       1.71(d)           0.61(e)
  Net realized and unrealized gain
   (loss) on investments................     (0.07)         1.50          0.93         (4.17)             2.57
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      0.93          2.45          2.00         (2.46)             3.18
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.92)        (0.85)        (0.96)        (0.79)            (0.61)
  From net realized gain on
   investments..........................        --         (0.08)           --         (0.45)               --
  In excess of net realized gain on
   investments..........................        --            --            --            --                --
  In excess of net investment income....        --            --            --            --                --
  Return of capital.....................        --            --            --         (0.05)               --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (0.92)        (0.93)        (0.96)        (1.29)            (0.61)
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $  13.39      $  13.38      $  11.86      $  10.82      $      14.57
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........      7.14%        21.58%        19.50%       (17.09)%            27.5%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 28,497      $ 31,718      $ 25,345      $ 23,367      $     18,089
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      7.20%         7.74%         9.59%         7.58%              6.6%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      7.03%         7.59%         9.35%         7.43%              6.3%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%              5.2%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.90%         0.99%         1.00%         1.00%              0.5%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      1.07%         1.14%         1.24%         1.15%              0.9%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%              1.9%
Portfolio turnover ++...................       185%          210%          193%          313%              245%
Average commission rate per share paid
 on portfolio transactions..............       N/A           N/A           N/A           N/A               N/A

--------------------------------------------------------------------------------

                                                                      GT GLOBAL
                                          -----------------------------------------------------------------
                                                             VARIABLE LATIN AMERICA FUND
                                          -----------------------------------------------------------------
                                                                                             FEBRUARY 10,
                                                                                                 1993
                                                                                           (COMMENCEMENT OF
                                                     YEAR ENDED DECEMBER 31,                OPERATIONS) TO
                                          ----------------------------------------------     DECEMBER 31,
                                          1997      1996          1995          1994             1993
                                          ----   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $14.80 $  12.42      $  19.17      $  17.68      $      12.00
                                          ----   -----------   -----------   -----------       --------
  Net investment income (loss)..........  0.24(a)     0.27(b)      0.51(c)       0.11(d)           0.04(e)
  Net realized and unrealized gain
   (loss) on investments................  1.91       2.49         (5.10)         1.49              5.64
                                          ----   -----------   -----------   -----------       --------
    Net increase (decrease) resulting
     from operations....................  2.15       2.76         (4.59)         1.60              5.68
                                          ----   -----------   -----------   -----------       --------
Distributions to shareholders:
  From net investment income............  --        (0.37)        (0.16)        (0.04)               --
  From net realized gain on
   investments..........................  --           --         (2.00)        (0.07)               --
  In excess of net investment income....  --        (0.01)           --            --                --
  Return of capital.....................  --           --            --            --                --
                                          ----   -----------   -----------   -----------       --------
    Total distributions.................  --        (0.38)        (2.16)        (0.11)               --
                                          ----   -----------   -----------   -----------       --------
Net asset value, end of period..........  $16.95 $  14.80      $  12.42      $  19.17      $      17.68
                                          ----   -----------   -----------   -----------       --------
                                          ----   -----------   -----------   -----------       --------
Total investment return  (g) +..........  14.53%    22.48%       (24.14)%        9.14%             47.3%
                                          ----   -----------   -----------   -----------       --------
                                          ----   -----------   -----------   -----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $28,786 $ 22,928     $ 19,771      $ 26,631      $      8,240
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................  1.36%      1.94%         4.43%         0.82%              1.0%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........  1.21%      1.69%         3.92%         0.49%              0.4%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................  --%          --%           --%           --%             (2.5)%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................  1.25%      1.17%         1.18%         1.25%              0.7%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........  1.40%      1.42%         1.69%         1.58%              1.3%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................  --%          --%           --%           --%              4.2%
Portfolio turnover ++...................  141%        102%          140%          185%               78%
Average commission rate per share paid
 on portfolio transactions..............  $0.0004 $ 0.0002          N/A           N/A               N/A

------------------------

 (a) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.01 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government, $0.06 for Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.00 for the Variable Growth & Income Fund (Note 2).
 (b) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.08 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.01 for the Variable Growth & Income Fund (Note
     2).
 (c) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.07 for the Variable Global Government Income Fund, $0.14 for the Variable U.S. Government Income Fund, $0.06 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (d) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.04 for the Variable Strategic Income Fund, $0.08 for the Variable Global Government Income Fund, $0.48 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.01 for the Variable Telecommunications Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F70

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                                         GT GLOBAL
                                          -----------------------------------------------------------------------
                                                          VARIABLE GLOBAL GOVERNMENT INCOME FUND
                                          -----------------------------------------------------------------------
                                                                                                   FEBRUARY 10,
                                                                                                       1993
                                                                                                 (COMMENCEMENT OF
                                                        YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          ----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994            1993
                                          -----------   -----------   -----------   ----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  11.43      $  11.51      $  10.63      $ 12.53      $      12.00
                                          -----------   -----------   -----------   ----------       --------
  Net investment income (loss)..........      0.82(a)       0.72(b)       0.79(c)      0.77(d)           0.57(e)
  Net realized and unrealized gain
   (loss) on investments................     (0.34)        (0.06)         0.84        (1.85)             0.52
                                          -----------   -----------   -----------   ----------       --------
    Net increase (decrease) resulting
     from operations....................      0.48          0.66          1.63        (1.08)             1.09
                                          -----------   -----------   -----------   ----------       --------
Distributions to shareholders:
  From net investment income............     (0.74)        (0.74)        (0.75)       (0.73)            (0.56)
  From net realized gain on
   investments..........................        --            --            --           --                --
  In excess of net realized gain on
   investments..........................        --            --            --           --                --
  In excess of net investment income....        --            --            --           --                --
  Return of capital.....................        --            --            --        (0.09)               --
                                          -----------   -----------   -----------   ----------       --------
    Total distributions.................     (0.74)        (0.74)        (0.75)       (0.82)            (0.56)
                                          -----------   -----------   -----------   ----------       --------
Net asset value, end of period..........  $  11.17      $  11.43      $  11.51      $ 10.63      $      12.53
                                          -----------   -----------   -----------   ----------       --------
                                          -----------   -----------   -----------   ----------       --------
Total investment return  (g) +..........      4.37%         6.17%        15.85%       (8.70)%             9.5%
                                          -----------   -----------   -----------   ----------       --------
                                          -----------   -----------   -----------   ----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  8,251      $ 10,397      $ 11,944      $ 9,654      $      6,136
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      6.33%         6.32%         7.03%        6.89%              6.1%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      5.74%         5.80%         6.37%        6.21%              5.5%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%          --%              2.4%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.95%         0.95%         1.00%        1.00%              0.5%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      1.54%         1.47%         1.66%        1.68%              1.1%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%          --%              4.2%
Portfolio turnover ++...................       235%          235%          394%         350%              298%
Average commission rate per share paid
 on portfolio transactions..............       N/A           N/A           N/A          N/A               N/A

                                                                       GT GLOBAL
                                          --------------------------------------------------------------------

                                                          VARIABLE U.S. GOVERNMENT INCOME FUND
                                          --------------------------------------------------------------------
                                                                                                FEBRUARY 10,
                                                                                                    1993
                                                                                                (COMMENCEMENT
                                                                                                     OF
                                                       YEAR ENDED DECEMBER 31,                 OPERATIONS) TO
                                          --------------------------------------------------    DECEMBER 31,
                                             1997          1996         1995         1994           1993
                                          -----------   ----------   ----------   ----------   ---------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  11.41      $ 11.74      $ 10.79      $ 12.23      $      12.00
                                          -----------   ----------   ----------   ----------   ---------------
  Net investment income (loss)..........      0.63(a)      0.60(b)      0.62(c)      0.63(d)           0.53(e)
  Net realized and unrealized gain
   (loss) on investments................      0.29        (0.35)        0.93        (1.39)             0.23
                                          -----------   ----------   ----------   ----------   ---------------
    Net increase (decrease) resulting
     from operations....................      0.92         0.25         1.55        (0.76)             0.76
                                          -----------   ----------   ----------   ----------   ---------------
Distributions to shareholders:
  From net investment income............     (0.54)       (0.58)       (0.60)       (0.62)            (0.53)
  From net realized gain on
   investments..........................     (0.09)          --           --        (0.06)               --
  In excess of net realized gain on
   investments..........................        --           --           --           --                --
  In excess of net investment income....        --           --           --           --                --
  Return of capital.....................        --           --           --           --                --
                                          -----------   ----------   ----------   ----------   ---------------
    Total distributions.................     (0.63)       (0.58)       (0.60)       (0.68)            (0.53)
                                          -----------   ----------   ----------   ----------   ---------------
Net asset value, end of period..........  $  11.70      $ 11.41      $ 11.74      $ 10.79      $      12.23
                                          -----------   ----------   ----------   ----------   ---------------
                                          -----------   ----------   ----------   ----------   ---------------
Total investment return  (g) +..........      8.30%        2.23%       14.73%       (6.27)%             6.4%
                                          -----------   ----------   ----------   ----------   ---------------
                                          -----------   ----------   ----------   ----------   ---------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  7,373      $ 5,483      $ 5,992      $ 2,415      $        974
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      5.54%        5.24%        5.43%        5.53%              5.3%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      4.92%        4.49%        3.87%        1.29%              3.4%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%          --%          --%          --%             (6.9)%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.00%        1.00%        1.00%        0.38%              0.0%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      1.62%        1.75%        2.56%        4.63%              1.9%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%          --%          --%          --%             12.3%
Portfolio turnover ++...................       143%          49%         186%          34%               81%
Average commission rate per share paid
 on portfolio transactions..............       N/A          N/A          N/A          N/A               N/A

--------------------------------------------------------------------------------

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------
                                                               VARIABLE GROWTH & INCOME FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  16.51      $  14.57      $  12.99      $  13.77      $      12.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........      0.41(a)       0.53(b)       0.52(c)       0.46(d)           0.31(e)
  Net realized and unrealized gain
   (loss) on investments................      2.23          1.81          1.46         (0.85)             1.79
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      2.64          2.34          1.98         (0.39)             2.10
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.51)        (0.35)        (0.40)        (0.39)            (0.28)
  From net realized gain on
   investments..........................     (0.04)        (0.05)           --            --             (0.05)
  In excess of net investment income....        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (0.55)        (0.40)        (0.40)        (0.39)            (0.33)
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $  18.60      $  16.51      $  14.57      $  12.99      $      13.77
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........     16.22%        16.33%        15.49%        (2.85)%            17.8%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 50,356      $ 36,433      $ 30,565      $ 25,580      $     11,677
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      2.86%         3.58%         3.87%         3.69%              3.2%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      2.72%         3.48%         3.66%         3.45%              2.7%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%              1.1%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.13%         1.20%         1.23%         1.25%              0.6%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      1.27%         1.30%         1.44%         1.49%              1.2%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%              2.8%
Portfolio turnover ++...................        60%           57%           73%           53%               17%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0141      $ 0.0147           N/A           N/A               N/A


                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------

                                                              VARIABLE TELECOMMUNICATIONS FUND
                                          ------------------------------------------------------------------------
                                                                                                  OCTOBER 18, 1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  18.14      $  16.87      $  13.98      $  13.07      $      12.00
                                          -----------   -----------   -----------   -----------       --------
  Net investment income (loss)..........     (0.02)        (0.05)         0.02(c)       0.01(d)           0.04(e)
  Net realized and unrealized gain
   (loss) on investments................      2.59          3.31          3.26          0.92              1.03
                                          -----------   -----------   -----------   -----------       --------
    Net increase (decrease) resulting
     from operations....................      2.57          3.26          3.28          0.93              1.07
                                          -----------   -----------   -----------   -----------       --------
Distributions to shareholders:
  From net investment income............        --         (0.02)        (0.03)        (0.02)               --
  From net realized gain on
   investments..........................     (2.31)        (1.97)        (0.36)           --                --
  In excess of net investment income....        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------       --------
    Total distributions.................     (2.31)        (1.99)        (0.39)        (0.02)               --
                                          -----------   -----------   -----------   -----------       --------
Net asset value, end of period..........  $  18.40      $  18.14      $  16.87      $  13.98      $      13.07
                                          -----------   -----------   -----------   -----------       --------
                                          -----------   -----------   -----------   -----------       --------
Total investment return  (g) +..........     14.56%        19.34%        23.66%         7.15%              8.9%
                                          -----------   -----------   -----------   -----------       --------
                                          -----------   -----------   -----------   -----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 68,186      $ 63,258      $ 50,778      $ 36,029      $      7,903
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................     (0.10)%       (0.26)%        0.16%         0.31%              2.5%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........     (0.15)%       (0.31)%        0.10%         0.07%              2.3%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%              1.6%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.11%         1.12%         1.20%         1.25%              0.9%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      1.16%         1.17%         1.26%         1.49%              1.1%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%              1.8%
Portfolio turnover ++...................        91%           77%           70%           81%               20%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0092      $ 0.0068           N/A           N/A               N/A

------------------------

 (e) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.19 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, $0.05 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (f) During the period ended December 31, 1993, Chancellor LGT Asset Management, Inc. voluntarily assumed certain expenses for the Funds (Note 2).
 (g) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F71

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                  GT GLOBAL
                                          ---------------------------------------------------------
                                                       VARIABLE EMERGING MARKETS FUND
                                          ---------------------------------------------------------
                                                                                     JULY 5, 1994
                                                                                   (COMMENCEMENT OF
                                                 YEAR ENDED DECEMBER 31,            OPERATIONS) TO
                                          --------------------------------------     DECEMBER 31,
                                             1997          1996          1995            1994
                                          -----------   -----------   ----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  14.26      $  10.88      $ 11.89      $      12.00
                                          -----------   -----------   ----------       --------
  Net investment income (loss)..........      0.15(a)       0.11(b)      0.14(c)           0.07(d)
  Net realized and unrealized gain
   (loss) on investments................     (1.89)         3.27        (1.04)            (0.05)
                                          -----------   -----------   ----------       --------
    Net increase (decrease) resulting
     from operations....................     (1.74)         3.38        (0.90)             0.02
                                          -----------   -----------   ----------       --------
Distributions to shareholders:
  From net investment income............     (0.06)           --        (0.09)            (0.07)
  From net realized gain on
   investments..........................     (0.89)           --           --                --
  In excess of net realized gain on
   investments..........................        --            --           --             (0.06)
  Return of capital.....................        --            --        (0.02)               --
                                          -----------   -----------   ----------       --------
    Total distributions.................     (0.95)           --        (0.11)            (0.13)
                                          -----------   -----------   ----------       --------
Net asset value, end of period..........  $  11.57      $  14.26      $ 10.88      $      11.89
                                          -----------   -----------   ----------       --------
                                          -----------   -----------   ----------       --------
Total investment return  (g) +..........    (13.76)%       31.07%       (7.54)%            0.12%
                                          -----------   -----------   ----------       --------
                                          -----------   -----------   ----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 16,509      $ 17,604      $ 8,983      $      7,267
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.05%         0.89%        1.55%             4.10%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      0.78%         0.39%        0.51%            (0.20)%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%          --%               --%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.22%         1.18%        1.18%             0.00%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      1.49%         1.68%        2.22%             4.30%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%          --%               --%
Portfolio turnover ++...................       212%          216%         210%              117%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0013      $ 0.0021          N/A               N/A

--------------------------------------------------------------------------------

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------
                                                                   VARIABLE AMERICA FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  19.71      $  19.46      $  15.81      $  13.75      $      12.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........     (0.07)         0.12(b)       0.21(c)       0.48(d)           1.11(e)
  Net realized and unrealized gain
   (loss) on investments................      2.88          3.18          3.80          2.08              0.64
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      2.81          3.30          4.01          2.56              1.75
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.09)        (0.30)        (0.07)        (0.50)               --
  From net realized gain on
   investments..........................     (0.75)        (2.75)        (0.29)           --                --
  In excess of net realized gain on
   investments..........................        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (0.84)        (3.05)        (0.36)        (0.50)               --
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $  21.68      $  19.71      $  19.46      $  15.81      $      13.75
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........     14.88%        18.55%        25.37%        18.88%             14.7%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 43,977      $ 41,647      $ 37,643      $ 15,257      $      1,700
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................     (0.35)%        0.52%         1.66%         1.83%             14.1%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........     (0.42)%        0.46%         1.60%         0.76%             12.8%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%              7.6%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.91%         0.95%         1.00%         0.98%              0.0%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      0.98%         1.01%         1.06%         2.05%              1.3%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%              6.5%
Portfolio turnover ++...................       210%          248%           79%          139%              831%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0552      $ 0.0531           N/A           N/A               N/A

------------------------

 (a) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Emerging Markets Fund, $0.04 for the Variable Infrastructure Fund, $0.03 for the Variable Natural Resources Fund, $0.02 for the Variable New Pacific Fund, and $0.02 for the Variable Europe Fund (Note 2).
 (b) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.05 for the Variable Emerging Markets Fund, $0.19 for the Variable Infrastructure Fund, $0.11 for the Variable Natural Resources Fund, $0.00 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).
 (c) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.09 for the Variable Emerging Markets Fund, $0.42 for the Variable Infrastructure Fund, $0.47 for the Variable Natural Resources Fund, $0.01 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.08 for the Variable Europe Fund (Note 2).
 (d) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.07 for the Variable Emerging Markets Fund, $0.28 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F72

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                           GT GLOBAL
                                          --------------------------------------------
                                                  VARIABLE INFRASTRUCTURE FUND
                                          --------------------------------------------
                                                                      JANUARY 31, 1995
                                                 YEAR ENDED           (COMMENCEMENT OF
                                                DECEMBER 31,           OPERATIONS) TO
                                          -------------------------     DECEMBER 31,
                                             1997          1996             1995
                                          -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  16.47      $  13.27      $      12.00
                                          -----------   -----------   ----------------
  Net investment income (loss)..........      0.12(a)       0.11(b)           0.07(c)
  Net realized and unrealized gain
   (loss) on investments................      0.74          3.19              1.20
                                          -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      0.86          3.30              1.27
                                          -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.10)        (0.03)               --
  From net realized gain on
   investments..........................     (0.88)        (0.07)               --
  In excess of net realized gain on
   investments..........................        --            --                --
  Return of capital.....................        --            --                --
                                          -----------   -----------   ----------------
    Total distributions.................     (0.98)        (0.10)               --
                                          -----------   -----------   ----------------
Net asset value, end of period..........  $  16.35      $  16.47      $      13.27
                                          -----------   -----------   ----------------
                                          -----------   -----------   ----------------
Total investment return  (g) +..........      5.00%        24.88%            10.58%
                                          -----------   -----------   ----------------
                                          -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  8,745      $  6,054      $      1,594
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.99%         1.35%             1.24%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      0.68%         0.03%            (6.11)%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%               --%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.18%         1.21%             1.22%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      1.49%         2.53%             8.57%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%               --%
Portfolio turnover ++...................        46%           76%               38%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0077      $ 0.0101               N/A

                                                           GT GLOBAL
                                          --------------------------------------------

                                                VARIABLE NATURAL RESOURCES FUND
                                          --------------------------------------------
                                                                      JANUARY 31, 1995
                                                 YEAR ENDED           (COMMENCEMENT OF
                                                DECEMBER 31,           OPERATIONS) TO
                                          -------------------------     DECEMBER 31,
                                             1997          1996             1995
                                          -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  20.98      $  13.88      $      12.00
                                          -----------   -----------   ----------------
  Net investment income (loss)..........     (0.03) (a)    (0.06) (b)         0.73(c)
  Net realized and unrealized gain
   (loss) on investments................      0.18          7.16              1.91
                                          -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      0.15          7.10              2.64
                                          -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............        --            --             (0.71)
  From net realized gain on
   investments..........................     (0.93)           --                --
  In excess of net realized gain on
   investments..........................        --            --             (0.05)
  Return of capital.....................        --            --                --
                                          -----------   -----------   ----------------
    Total distributions.................     (0.93)           --             (0.76)
                                          -----------   -----------   ----------------
Net asset value, end of period..........  $  20.20      $  20.98      $      13.88
                                          -----------   -----------   ----------------
                                          -----------   -----------   ----------------
Total investment return  (g) +..........      1.29%        51.15%            22.20%
                                          -----------   -----------   ----------------
                                          -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 16,709      $ 16,308      $      1,365
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................     (0.16)%       (0.60)%           10.87%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........     (0.38)%       (1.30)%            2.94%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%               --%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.20%         1.19%             1.14%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      1.42%         1.89%             9.07%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%               --%
Portfolio turnover ++...................       315%          199%              875%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0123      $ 0.0164               N/A

--------------------------------------------------------------------------------

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------
                                                                 VARIABLE NEW PACIFIC FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  18.02      $  13.92      $  14.01      $  16.07      $      12.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........      0.26(a)       0.13(b)       0.20(c)       0.08(d)           0.04(e)
  Net realized and unrealized gain
   (loss) on investments................     (7.61)         4.16         (0.23)        (2.08)             4.03
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................     (7.35)         4.29         (0.03)        (2.00)             4.07
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.10)        (0.19)        (0.06)        (0.06)               --
  From net realized gain on
   investments..........................     (0.07)           --            --            --                --
  In excess of net realized gain on
   investments..........................        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (0.17)        (0.19)        (0.06)        (0.06)               --
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $  10.50      $  18.02      $  13.92      $  14.01      $      16.07
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........    (41.11)%       30.97%        (0.21)%      (12.47)%            33.9%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 16,490      $ 32,670      $ 23,025      $ 19,391      $      7,945
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.50%         0.88%         1.27%         0.83%              0.9%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      1.16%         0.60%         1.74%         0.48%              0.3%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%             (2.0)%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.09%         1.12%         1.14%         1.25%              0.6%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      1.43%         1.40%         1.61%         1.60%              1.3%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%              3.6%
Portfolio turnover ++...................        93%           70%           67%           30%               15%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0064      $ 0.0071           N/A           N/A               N/A

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------

                                                                    VARIABLE EUROPE FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  21.34      $  16.52      $  15.22      $  15.33      $      12.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........      0.05(a)       0.05(b)       0.18(c)       0.16(d)           0.05(e)
  Net realized and unrealized gain
   (loss) on investments................      3.10          4.93          1.28         (0.25)             3.28
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      3.15          4.98          1.46         (0.09)             3.33
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.06)        (0.16)        (0.16)           --                --
  From net realized gain on
   investments..........................     (1.91)           --            --         (0.02)               --
  In excess of net realized gain on
   investments..........................        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (1.97)        (0.16)        (0.16)        (0.02)               --
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $  22.52      $  21.34      $  16.52      $  15.22      $      15.33
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........     15.15%        30.25%         9.66%        (0.59)%            27.8%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 27,410      $ 24,537      $ 15,641      $ 15,020      $      5,410
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.22%         0.36%         1.12%         1.48%              1.1%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      0.01%         0.09%         0.60%         1.07%              0.4%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%             (2.8)%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.20%         1.20%         1.20%         1.25%              0.7%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      1.41%         1.47%         1.72%         1.66%              1.4%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%              4.6%
Portfolio turnover ++...................       117%           56%          123%           61%               27%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0626      $ 0.0313           N/A           N/A               N/A

------------------------

 (e) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.10 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, and $0.03 for the Variable Europe Fund (Note 2).
 (f) During the period ended December 31, 1993, Chancellor LGT Asset Management, Inc. voluntarily assumed certain expenses for the Funds (Note 2).
 (g) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F73

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------
                                                                     MONEY MARKET FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                  (COMMENCEMENT OF
                                                         YEAR ENDED DECEMBER 31,                   OPERATIONS) TO
                                          -----------------------------------------------------     DECEMBER 31,
                                             1997          1996          1995          1994             1993
                                          -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   1.00      $   1.00      $   1.00      $   1.00      $       1.00
                                          -----------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........      0.05(a)       0.05(b)       0.05(c)       0.03(d)           0.03(e)
  Net realized and unrealized gain
   (loss) on investments................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................      0.05          0.05          0.05          0.03              0.03
                                          -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............     (0.05)        (0.05)        (0.05)        (0.03)            (0.03)
  From net realized gain on
   investments..........................        --            --            --            --                --
  In excess of net realized gain on
   investments..........................        --            --            --            --                --
  Return of capital.....................        --            --            --            --                --
                                          -----------   -----------   -----------   -----------   ----------------
    Total distributions.................     (0.05)        (0.05)        (0.05)        (0.03)            (0.03)
                                          -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $   1.00      $   1.00      $   1.00      $   1.00      $       1.00
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........      4.96%         4.75%         5.26%         3.48%              2.6%
                                          -----------   -----------   -----------   -----------   ----------------
                                          -----------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 26,964      $ 19,794      $ 14,891      $ 19,474      $      3,775
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      4.77%         4.67%         5.15%         3.70%              2.9%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      4.73%         4.57%         4.85%         3.64%              2.1%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%             (2.6)%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      0.75%         0.75%         0.75%         0.75%              0.2%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      0.79%         0.85%         1.05%         0.81%              1.0%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%           --%           --%              5.7%
Portfolio turnover ++...................       N/A           N/A           N/A           N/A               N/A
Average commission rate per share paid
 on portfolio transactions..............       N/A           N/A           N/A           N/A               N/A

--------------------------------------------------------------------------------

                                                                  GT GLOBAL
                                          ---------------------------------------------------------
                                                         VARIABLE INTERNATIONAL FUND
                                          ---------------------------------------------------------
                                                                                     JULY 5, 1994
                                                                                   (COMMENCEMENT OF
                                                 YEAR ENDED DECEMBER 31,            OPERATIONS) TO
                                          --------------------------------------     DECEMBER 31,
                                             1997          1996          1995            1994
                                          -----------   -----------   ----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  11.91      $  11.01      $ 11.25      $      12.00
                                          -----------   -----------   ----------       --------
  Net investment income (loss)..........      0.15(a)       0.05(b)      0.09(c)           0.06(d)
  Net realized and unrealized gain
   (loss) on investments................      0.68          0.89        (0.22)            (0.76)
                                          -----------   -----------   ----------       --------
    Net increase (decrease) resulting
     from operations....................      0.83          0.94        (0.13)            (0.70)
                                          -----------   -----------   ----------       --------
Distributions to shareholders:
  From net investment income............     (0.02)           --        (0.09)            (0.05)
  From net realized gain on
   investments..........................        --         (0.04)       (0.02)               --
  In excess of net realized gain on
   investments..........................        --            --           --                --
  Return of capital.....................        --            --           --                --
                                          -----------   -----------   ----------       --------
    Total distributions.................     (0.02)        (0.04)       (0.11)            (0.05)
                                          -----------   -----------   ----------       --------
Net asset value, end of period..........  $  12.72      $  11.91      $ 11.01      $      11.25
                                          -----------   -----------   ----------       --------
                                          -----------   -----------   ----------       --------
Total investment return  (g) +..........      6.93%         8.52%       (1.14)%           (5.81)%
                                          -----------   -----------   ----------       --------
                                          -----------   -----------   ----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  5,929      $  4,782      $ 3,663      $      2,229
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.22%         0.48%        0.93%             3.33%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      0.05%        (0.86)%      (1.35)%           (2.56)%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%          --%               --%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................      1.14%         1.15%        1.25%             0.69%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........      2.31%         2.49%        3.53%             6.58%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................        --%           --%          --%               --%
Portfolio turnover ++...................       112%           92%         107%               17%
Average commission rate per share paid
 on portfolio transactions..............  $ 0.0225      $ 0.0156          N/A               N/A

------------------------

 (a) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.06 for the Variable International Fund (Note 2).
 (b) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.14 for the Variable International Fund (Note 2).
 (c) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.22 for the Variable International Fund (Note 2).
 (d) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.11 for the Variable International Fund (Note 2).
 (e) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.01 for the Money Market Fund (Note 2).
 (f) During the period ended December 31, 1993, Chancellor LGT Asset Management, Inc. voluntarily assumed certain expenses for the Funds (Note 2).
 (g) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F74

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Variable Investment Series and GT Global Variable Investment Trust ("Companies") were organized as Massachusetts business trusts on May 26, 1992 and September 17, 1992, respectively. The Companies are registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. The GT Global Variable Investment Series operates as a series company currently issuing five classes of shares of beneficial interest:
GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund, GT Global Variable International Fund and GT Global Money Market Fund. GT Global Variable Investment Trust operates as a series company currently issuing nine classes of shares of beneficial interest: GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Telecommunications Fund, GT Global Variable Infrastructure Fund, and GT Global Variable Natural Resources Fund. (The classes of shares of of beneficial interest for the two companies are referred to herein collectively as the "Funds".) Each of the Funds is classified as a diversified management investment company, except for GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund and GT Global Variable Global Government Income Fund, which are each registered as a non-diversified management investment company under the 1940 Act.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by, or under the direction of, each of the Companies' Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by, or under the direction of, the Companies' Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

                                      F75

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the Forward Contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Funds' "Statements of Assets and Liabilities." The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Funds may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statements of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium received. A Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Funds may use options to manage their exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If a Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund may use futures contracts to manage its exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to the collection of withholding tax rebate, income is recorded net of all withholding tax with any rebate recorded when received. A Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. For the Money Market Fund, dividends are declared daily and

                                      F76

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

paid monthly from net investment income. The Variable Strategic Income Fund, Variable Global Government Income Fund and Variable U.S. Government Income Fund declare and pay dividends from net investment income, if any, monthly. The Variable Growth & Income Fund declares and pays dividends from net investment income, if any, quarterly. The Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Europe Fund, Variable Emerging Markets Fund, Variable International Fund, Variable America Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund declare and pay dividends from net investment income, if any, annually. With respect to each Fund, dividends from net realized capital gains, if any, are normally declared and paid annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(I) TAXES
It is the policy of the Funds to continue to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or for excise tax on income and capital gains. The following funds have capital loss carryforwards.

                                                              CAPITAL LOSS   EXPIRES IN
GT GLOBAL FUNDS                                               CARRYFORWARD      YEAR
------------------------------------------------------------  ------------   ----------
Variable Strategic Income...................................   $  190,054       2003
Variable Global Government Income...........................      823,063       2002
Variable U.S. Government Income.............................       10,233       2005
Variable Infrastructure.....................................      203,730       2005
Variable New Pacific........................................      562,115       2003
                                                                   18,626       2005

(J) DEFERRED ORGANIZATIONAL EXPENSES
Costs incurred by GT Global Variable Investment Series and Trust in connection with their organization, which aggregated $125,333 and $188,000, respectively, are being amortized on a straight-line basis for a five year period. While the Manager has advanced certain of the Companies' organizational costs incurred to date, the Companies may reimburse the Manager for the amount of these advances. In the event that the Manager redeems any of the initial 2,083.333 shares of each of the Variable New Pacific Fund, Variable Europe Fund and Variable America Fund; or the initial 25,000 shares of Money Market Fund; or the initial 1,666.667 shares of each of the Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund, Variable Latin America Fund and the Variable Growth & Income Fund; or the initial 1.000 share of the Variable Telecommunications Fund, within the five year amortization period, the respective Fund's unamortized organizational expenses allocable to the shares redeemed will be deducted from the Manager's redemption proceeds.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Funds may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
Certain of the Funds are permitted to invest in a limited amount of privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments for each Fund, if any.

(N) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Portfolio of Investments. The Variable Strategic Income Fund and the Variable U.S. Government Income Fund have set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

                                      F77

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(O) PORTFOLIO SECURITIES LOANED
At December 31, 1997, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Fund:

                                                                                              YEAR
                                                                                             ENDED
                                                                                            DECEMBER
                                                                                              31,
                                                                   DECEMBER 31, 1997          1997
                                                              ----------------------------  --------
                                                              AGGREGATE VALUE      CASH       FEES
GT GLOBAL                                                         ON LOAN       COLLATERAL  RECEIVED
------------------------------------------------------------  ---------------   ----------  --------
Variable Strategic Income Fund..............................    $3,371,001      $3,681,498  $36,222
Variable Global Government Income Fund......................       576,311         641,875   12,000
Variable U.S. Government Income Fund........................            --              --       --
Variable Latin America Fund.................................       369,503         389,106    7,788
Variable Growth & Income Fund...............................     2,325,612       2,530,994   48,450
Variable Telecommunications Fund............................     4,645,435       4,851,350   31,993
Variable Emerging Markets Fund..............................       446,562         484,389   11,778
Variable Infrastructure Fund................................       420,669         440,240    5,851
Variable Natural Resources Fund.............................       529,754         535,011    5,664
Variable America Fund.......................................     3,351,238       3,396,950   22,847
Variable New Pacific Fund...................................       448,248         502,500   28,835
Variable Europe Fund........................................       514,800         546,000   24,456
Money Market Fund...........................................            --              --       --
Variable International Fund.................................       223,510         238,538    5,349

For international securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' custodian and administrative expenses.

(P) LINE OF CREDIT
Certain Funds, along with other funds ("GT Funds") advised or administered by the Manager, have a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Funds and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Funds are limited to borrowing up to 33 1/3% of the value of the Fund's total assets. There were no outstanding loans at December 31, 1997.

For the year ended December 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding), the weighted average interest rate, and interest expense which are included in "Other expenses" on the Statement of Operations are as follows:

                                                                                  YEAR ENDED DECEMBER 31, 1997
                                                              --------------------------------------------------------------------
                                                                     WEIGHTED AVERAGE
GT GLOBAL                                                       OUTSTANDING DAILY BALANCE      INTEREST RATE    INTEREST EXPENSE
------------------------------------------------------------  ------------------------------  ---------------  -------------------
Variable Strategic Income Fund..............................         $      1,499,059              6.39%           $     4,524
Variable Global Government Income Fund......................                  290,048              6.30%                 5,332
Variable U.S. Government Income Fund........................                   19,600              6.26%                    34
Variable Latin America Fund.................................                2,142,519              6.25%                10,037
Variable Growth & Income Fund...............................                  329,448              6.36%                 1,686
Variable Telecommunications Fund............................                       --               --                      --
Variable Emerging Markets Fund..............................                  453,975              6.31%                 9,701
Variable Infrastructure Fund................................                       --               --                      --
Variable Natural Resources Fund.............................                  931,071              6.36%                 4,609
Variable America Fund.......................................                  567,407              6.35%                 5,904
Variable New Pacific Fund...................................                  832,551              6.31%                10,075
Variable Europe Fund........................................                  934,061              6.32%                16,243
Money Market Fund...........................................                       --               --                      --
Variable International Fund.................................                       --               --                      --

                                      F78

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Money Market Fund pays the Manager an investment management and administration fee at the annualized rate of 0.50% of that Fund's average daily net assets. The Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund and Variable America Fund each pays the Manager an investment management and administration fee at the annualized rate of 0.75% of the Fund's average daily net assets. The Variable Growth & Income Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Europe Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund each pays the Manager an investment management and administration fee at the annualized rate of 1.00% of its average daily net assets. All fees are computed daily and paid monthly.

The Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable New Pacific Fund, Variable Europe Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, and the Variable Growth & Income Fund to 1.25% of their respective average daily net assets. In addition, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable Strategic Income Fund, The Variable Global Government Income Fund, the Variable U.S. Government Income Fund, and the Variable America Fund to 1.00% of their respective average daily net assets. Likewise, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to 0.75% of its average daily net assets. From time to time, the Manager in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses.

All general expenses of the Companies and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

GT Global, Inc., ("GT Global") an affiliate of the Manager, is the Funds' distributor. GT Global Investor Services, Inc.("GT Services"), an affiliate of the Manager and GT Global, is the Funds' transfer agent.

GT Global is the principal underwriter of the Variable Annuity Contracts. Underwriting commissions retained by GT Global are as follows:

                                                                 YEAR ENDED
GT GLOBAL                                                     DECEMBER 31, 1997
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $13,549
Variable Global Government Income Fund......................         3,882
Variable U.S. Government Income Fund........................         4,354
Variable Latin America Fund.................................        11,573
Variable Growth & Income Fund...............................        21,810
Variable Telecommunications Fund............................        28,956
Variable Emerging Markets Fund..............................        14,926
Variable Infrastructure Fund................................        12,446
Variable Natural Resources Fund.............................        21,834
Variable America Fund.......................................        13,032
Variable New Pacific Fund...................................        16,290
Variable Europe Fund........................................        14,224
Money Market Fund...........................................        71,614
Variable International Fund.................................         4,428

The Manager is the pricing and accounting agent for the Funds. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of each of the Funds' average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Companies pay each of their Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year.

                                      F79

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by Fund, for the year ended December 31, 1997:

                       PURCHASES AND SALES OF SECURITIES

                                                                        PURCHASES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $6,435,577      $ 41,738,763
Variable Global Government Income Fund......................     3,328,157        15,724,583
Variable U.S. Government Income Fund........................     8,249,846            64,860
Variable Latin America Fund.................................            --        42,098,900
Variable Growth & Income Fund...............................     8,233,743        24,158,405
Variable Telecommunications Fund............................            --        56,320,805
Variable Emerging Markets Fund..............................            --        41,171,271
Variable Infrastructure Fund................................            --         5,463,341
Variable Natural Resources Fund.............................            --        54,632,416
Variable America Fund.......................................            --        83,753,841
Variable New Pacific Fund...................................            --        22,967,706
Variable Europe Fund........................................            --        30,630,552
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         5,557,105

                                                                          SALES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $5,727,377      $ 45,079,434
Variable Global Government Income Fund......................     3,367,455        16,416,966
Variable U.S. Government Income Fund........................     6,671,306           851,841
Variable Latin America Fund.................................            --        39,537,437
Variable Growth & Income Fund...............................     4,472,480        19,070,750
Variable Telecommunications Fund............................            --        65,725,114
Variable Emerging Markets Fund..............................            --        40,343,287
Variable Infrastructure Fund................................            --         3,170,949
Variable Natural Resources Fund.............................            --        52,541,044
Variable America Fund.......................................            --        83,403,217
Variable New Pacific Fund...................................            --        29,392,630
Variable Europe Fund........................................            --        31,082,670
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         5,333,436

The Funds' written options activity for the year ended December 31, 1997, was as follows:

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
                          COVERED CALL OPTIONS WRITTEN

                                                                 UNDERLYING
                                                              PRINCIPAL AMOUNT    PREMIUMS
                                                              -----------------   --------
Options outstanding at December 31, 1996....................     $       --       $    --
Options written.............................................      5,070,000        29,339
Options cancelled in closing purchase transactions..........       (400,000)       (2,587 )
Options expired prior to exercise...........................     (4,670,000)      (26,752 )
Options exercised...........................................             --            --
                                                              -----------------   --------
Options outstanding at December 31, 1997....................     $       --       $    --
                                                              -----------------   --------
                                                              -----------------   --------

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND
                          COVERED CALL OPTIONS WRITTEN

                                                                 UNDERLYING
                                                              PRINCIPAL AMOUNT    PREMIUMS
                                                              -----------------   --------
Options outstanding at December 31, 1996....................     $       --       $    --
Options written.............................................        348,000        20,149
Options cancelled in closing purchase transactions..........             --            --
Options expired prior to exercise...........................             --            --
Options exercised...........................................       (348,000)      (20,149 )
                                                              -----------------   --------
Options outstanding at December 31, 1997....................     $       --       $    --
                                                              -----------------   --------
                                                              -----------------   --------

                                      F80

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

4. CAPITAL SHARES
At December 31, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                                                                        YEAR ENDED                        YEAR ENDED
                                                                     DECEMBER 31, 1997                DECEMBER 31, 1996
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE STRATEGIC INCOME FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,611,339  $    35,310,968        3,455,994  $    43,161,383
Shares issued in connection with reinvestment of
  distributions.............................................         151,821        2,041,389          161,635        2,004,763
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,763,160       37,352,357        3,617,629       45,166,146
Shares repurchased..........................................      (3,005,617)     (40,609,980)      (3,384,466)     (42,069,061)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (242,457) $    (3,257,623)         233,163  $     3,097,085
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND                  SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         380,383  $     4,229,682          595,260  $     6,669,492
Shares issued in connection with reinvestment of
  distributions.............................................          55,693          616,309           63,372          706,122
                                                              --------------  ---------------  ---------------  ---------------
                                                                     436,076        4,845,991          658,632        7,375,614
Shares repurchased..........................................        (606,738)      (6,739,965)        (787,028)      (8,839,632)
                                                              --------------  ---------------  ---------------  ---------------
Net decrease................................................        (170,662) $    (1,893,974)        (128,396) $    (1,464,018)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         498,606  $     5,752,236          333,844  $     3,803,016
Shares issued in connection with reinvestment of
  distributions.............................................          26,692          304,964           23,060          262,014
                                                              --------------  ---------------  ---------------  ---------------
                                                                     525,298        6,057,200          356,904        4,065,030
Shares repurchased..........................................        (375,888)      (4,324,042)        (386,658)      (4,430,300)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         149,410  $     1,733,158          (29,754) $      (365,270)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE LATIN AMERICA FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,970,336  $    50,446,691        2,062,574  $    28,548,855
Shares issued in connection with reinvestment of
  distributions.............................................              --               --           45,515          624,926
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,970,336       50,446,691        2,108,089       29,173,781
Shares repurchased..........................................      (2,821,639)     (48,320,307)      (2,151,334)     (29,883,182)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         148,697  $     2,126,384          (43,245) $      (709,401)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE GROWTH & INCOME FUND                           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       4,454,366  $    78,690,743        1,910,536  $    29,111,115
Shares issued in connection with reinvestment of
  distributions.............................................          78,960        1,391,332           55,274          839,489
                                                              --------------  ---------------  ---------------  ---------------
                                                                   4,533,326       80,082,075        1,965,810       29,950,604
Shares repurchased..........................................      (4,032,695)     (71,425,393)      (1,857,484)     (28,213,931)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         500,631  $     8,656,682          108,326  $     1,736,673
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND                        SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,426,702  $    45,966,546        2,031,581  $    37,384,916
Shares issued in connection with reinvestment of
  distributions.............................................         435,369        7,777,355          354,065        6,443,990
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,862,071       53,743,901        2,385,646       43,828,906
Shares repurchased..........................................      (2,644,456)     (49,940,160)      (1,908,080)     (34,595,566)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         217,615  $     3,803,741          477,566  $     9,233,340
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EMERGING MARKETS FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       4,408,199  $    64,017,931        2,518,560  $    32,771,217
Shares issued in connection with reinvestment of
  distributions.............................................          90,221        1,368,634               --               --
                                                              --------------  ---------------  ---------------  ---------------
                                                                   4,498,420       65,386,565        2,518,560       32,771,217
Shares repurchased..........................................      (4,305,787)     (63,118,511)      (2,109,935)     (27,696,344)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         192,633  $     2,268,054          408,625  $     5,074,873
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F81

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                        YEAR ENDED                        YEAR ENDED
                                                                     DECEMBER 31, 1997                DECEMBER 31, 1996
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE INFRASTRUCTURE FUND                            SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         361,007  $     6,149,550          469,810  $     7,225,756
Shares issued in connection with reinvestment of
  distributions.............................................          28,498          479,059            1,715           26,769
                                                              --------------  ---------------  ---------------  ---------------
                                                                     389,505        6,628,609          471,525        7,252,525
Shares repurchased..........................................        (222,095)      (3,775,850)        (224,095)      (3,457,346)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         167,410  $     2,852,759          247,430  $     3,795,179
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE NATURAL RESOURCES FUND                         SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,023,682  $    42,194,979        1,819,670  $    33,416,057
Shares issued in connection with reinvestment of
  distributions.............................................          42,776          762,160               --               --
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,066,458       42,957,139        1,819,670       33,416,057
Shares repurchased..........................................      (2,016,632)     (41,865,469)      (1,140,721)     (20,919,006)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................          49,826  $     1,091,670          678,949  $    12,497,051
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE AMERICA FUND                                   SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,483,444  $    49,803,360        2,859,324  $    55,470,879
Shares issued in connection with reinvestment of
  distributions.............................................          93,176        1,750,776          303,755        5,480,666
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,576,620       51,554,136        3,163,079       60,951,545
Shares repurchased..........................................      (2,660,773)     (53,234,901)      (2,984,751)     (57,915,239)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (84,153) $    (1,680,765)         178,328  $     3,036,306
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE NEW PACIFIC FUND                               SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................      11,514,400  $   181,130,875       10,835,385  $   176,690,218
Shares issued in connection with reinvestment of
  distributions.............................................          17,420          306,408           20,259          329,817
                                                              --------------  ---------------  ---------------  ---------------
                                                                  11,531,820      181,437,283       10,855,644      177,020,035
Shares repurchased..........................................     (11,774,960)    (187,117,722)     (10,696,698)    (175,737,852)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (243,140) $    (5,680,439)         158,946  $     1,282,183
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EUROPE FUND                                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       6,563,342  $   144,699,282        4,041,258  $    77,833,163
Shares issued in connection with reinvestment of
  distributions.............................................         115,031        2,473,175            7,876          155,793
                                                              --------------  ---------------  ---------------  ---------------
                                                                   6,678,373      147,172,457        4,049,134       77,988,956
Shares repurchased..........................................      (6,610,990)    (146,386,879)      (3,846,425)     (74,160,899)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................          67,383  $       785,578          202,709  $     3,828,057
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL MONEY MARKET FUND                                       SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................     523,529,726  $   523,529,726      316,100,021  $   316,100,051
Shares issued in connection with reinvestment of
  distributions.............................................         988,414          988,414          708,413          708,413
                                                              --------------  ---------------  ---------------  ---------------
                                                                 524,518,140      524,518,140      316,808,434      316,808,464
Shares repurchased..........................................    (517,347,993)    (517,347,993)    (311,904,996)    (311,904,996)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................       7,170,147  $     7,170,147        4,903,438  $     4,903,468
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE INTERNATIONAL FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,840,820  $    35,258,127          804,796  $     9,121,897
Shares issued in connection with reinvestment of
  distributions.............................................             621            7,912            1,276           14,683
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,841,441       35,266,039          806,072        9,136,580
Shares repurchased..........................................      (2,776,796)     (34,648,323)        (737,004)      (8,376,359)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................          64,645  $       617,716           69,068  $       760,221
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F82

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Funds' expenses. The Funds' expenses were reduced as follows under these arrangements:

                                                                 YEAR ENDED
GT GLOBAL                                                     DECEMBER 31, 1997
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $   --
Variable Global Government Income Fund......................           --
Variable U.S. Government Income Fund........................           --
Variable Latin America Fund.................................          249
Variable Growth & Income Fund...............................        4,036
Variable Telecommunications Fund............................        3,050
Variable Emerging Markets Fund..............................        6,465
Variable Infrastructure Fund................................          242
Variable Natural Resources Fund.............................        8,475
Variable America Fund.......................................        5,571
Variable New Pacific Fund...................................       24,905
Variable Europe Fund........................................        7,231
Money Market Fund...........................................           --
Variable International Fund.................................          951

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by a Fund or Portfolio are defined in the Investment Company Act of 1940 as an affiliated company. There were no investments in affiliated companies at December 31, 1997.

Transactions during the year with companies that were affiliates for the GT Global Variable Latin America Fund are as follows:

                                                                                                NET REALIZED
                                                              PURCHASES COST  SALES PROCEEDS     GAIN (LOSS)    DIVIDEND INCOME
                                                              --------------  ---------------  ---------------  ---------------
Industrias J B Duarte S.A. Preferred........................  $    --         $       33,192   $     (735,270 ) $     --

7. SUBSEQUENT EVENT
On January 30, 1998, Liechtenstein Global Trust ("LGT") and AMVESCAP PLC ("AMVESCAP") entered into an agreement by which AMVESCAP will acquire LGT's Asset Management Division, including Chancellor LGT Asset Management, Inc. AMVESCAP is the holding company of the AIM and INVESCO asset management businesses.

--------------
FEDERAL TAX INFORMATION (UNAUDITED)
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended December 31, 1997:

                                                              CAPITAL GAIN
FUND                                                            DIVIDEND
------------------------------------------------------------  ------------
GT Global Variable U.S. Government Income Fund..............   $    6,894
GT Global Variable Growth & Income Fund.....................       90,528
GT Global Variable Telecommunications Fund..................    5,278,871
GT Global Variable Emerging Markets Fund....................      158,163
GT Global Variable Infrastructure Fund......................      130,229
GT Global Variable Natural Resources Fund...................       24,522
GT Global Variable America Fund.............................    1,541,102
GT Global Variable Europe Fund..............................    1,883,128

                                      F83

                GT GLOBAL

                GT Global, Inc.
                Fifty California Street
                27th Floor
                San Francisco, CA
                94111-4624

                GT GLOBAL, INC., PRINCIPAL UNDERWRITER AND DISTRIBUTOR Policy Form #10079


                VARAR802009M.016
                February 1998